                                                                   Exhibit 10.13

                                                                  --------------
                                                                  EXECUTION COPY
                                                                  --------------

================================================================================

                          SALE AND SERVICING AGREEMENT

                                  by and among

                        MCG COMMERCIAL LOAN TRUST 2001-1,
                                  as the Trust,
                                  -------------

                              MCG FINANCE III, LLC,
                             as the Trust Depositor,
                             -----------------------

                            MCG CAPITAL CORPORATION,
                     as the Originator and as the Servicer,
                     --------------------------------------

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
              as the Indenture Trustee and as the Backup Servicer.
              ----------------------------------------------------

                          Dated as of December 1, 2001

================================================================================

                 MCG Commercial Loan Trust Notes, Series 2001-1
                       Class A, Class B and Class C Notes

                                TABLE OF CONTENTS
                                -----------------

                                                                                                                 Page
ARTICLE I  DEFINITIONS .......................................................................................... 2
         Section 1.01      Definitions........................................................................... 2
                           -----------
         Section 1.02      Usage of Terms........................................................................29
                           --------------
         Section 1.03      Section References....................................................................30
                           ------------------
         Section 1.04      Calculations..........................................................................30
                           ------------
         Section 1.05      Accounting Terms......................................................................30
                           ----------------

ARTICLE II  ESTABLISHMENT OF TRUST; TRANSFER OF LOAN ASSETS......................................................30
         Section 2.01      Creation and Funding of Trust; Transfer of Loan Assets................................30
                           ------------------------------------------------------
         Section 2.02      Conditions to Transfer of Loan Assets to Trust........................................32
                           ----------------------------------------------
         Section 2.03      Acceptance by Owner Trustee...........................................................33
                           ---------------------------
         Section 2.04      Conveyance of Substitute Loans........................................................34
                           ------------------------------
         Section 2.05      Release of Released Amounts...........................................................36
                           ---------------------------
         Section 2.06      Delivery of Documents in the Loan File; Recording of Assignments of Mortgage..........36
                           ----------------------------------------------------------------------------
         Section 2.07      Optional Purchase or Substitution by the Servicer for Prepaid or Charged-Off
                           -----------------------------------------------------------------------------
                           Loans.................................................................................37
                           -----
         Section 2.08      Certification by Indenture Trustee; Possession of Loan Files..........................38
                           ------------------------------------------------------------

ARTICLE III  REPRESENTATIONS AND WARRANTIES......................................................................39
         Section 3.01      Representations and Warranties Regarding the Trust Depositor..........................40
                           ------------------------------------------------------------
         Section 3.02      Representations and Warranties Regarding Each Loan and as to Certain Loans in the
                           ----------------------------------------------------------------------------------
                           Aggregate.............................................................................43
                           ---------
         Section 3.03      Representations and Warranties Regarding the Initial Loans in the Aggregate...........44
                           ---------------------------------------------------------------------------
         Section 3.04      Representations and Warranties Regarding the Loan Files...............................44
                           -------------------------------------------------------
         Section 3.05      Representations and Warranties Regarding Concentrations of Initial Loans..............44
                           ------------------------------------------------------------------------
         Section 3.06      [Reserved]............................................................................45
                            --------
         Section 3.07      Representations and Warranties Regarding the Servicer.................................45
                           -----------------------------------------------------
         Section 3.08      Representations and Warranties of the Backup Servicer.................................46
                           -----------------------------------------------------

ARTICLE IV  PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS..........................................47
         Section 4.01      Custody of Loans......................................................................47
                           ----------------
         Section 4.02      Filing................................................................................47
                           ------
         Section 4.03      Changes in Name, Corporate Structure or Location......................................48
                           ------------------------------------------------
         Section 4.04      [Reserved]............................................................................48
                            --------
         Section 4.05      Costs and Expenses....................................................................48
                           ------------------
         Section 4.06      Sale Treatment........................................................................48
                           --------------
         Section 4.07      Separateness from Trust Depositor.....................................................49
                           ---------------------------------

ARTICLE V  SERVICING OF LOANS....................................................................................49
         Section 5.01      Appointment and Acceptance............................................................49
                           --------------------------
         Section 5.02      Duties of the Servicer................................................................49
                           ----------------------
         Section 5.03      Liquidation of Loans..................................................................52
                           --------------------
         Section 5.04      Fidelity Bond; Insurance..............................................................53
                           ------------------------
         Section 5.05      Maintenance of Hazard Insurance.......................................................54
                           -------------------------------
         Section 5.06      Collection of Certain Loan Payments...................................................54
                           -----------------------------------
         Section 5.07      Access to Certain Documentation and Information Regarding the Loans...................55
                           -------------------------------------------------------------------
         Section 5.08      Satisfaction of Mortgages and Collateral and Release of Loan Files....................55
                           ------------------------------------------------------------------
         Section 5.09      Scheduled Payment Advances............................................................56
                           --------------------------
         Section 5.10      Title, Management and Disposition of Foreclosed Property..............................57
                           --------------------------------------------------------
         Section 5.11      Servicing Compensation................................................................57
                           ----------------------
         Section 5.12      Assignment; Resignation...............................................................58
                           -----------------------
         Section 5.13      Merger or Consolidation of Servicer...................................................58
                           -----------------------------------
         Section 5.14      Limitation on Liability of the Servicer and Others....................................58
                           --------------------------------------------------
         Section 5.15      The Backup Servicer...................................................................58
                           -------------------
         Section 5.16      Covenants of the Backup Servicer......................................................61
                           --------------------------------

ARTICLE VI  COVENANTS OF THE TRUST DEPOSITOR.....................................................................62
         Section 6.01      Legal Existence.......................................................................62
                           ---------------
         Section 6.02      Loans Not to Be Evidenced by Promissory Notes.........................................62
                           ---------------------------------------------
         Section 6.03      Security Interests....................................................................62
                           ------------------
         Section 6.04      Delivery of Principal Collections and Interest Collections............................62
                           ----------------------------------------------------------
         Section 6.05      Regulatory Filings....................................................................62
                           ------------------
         Section 6.06      Compliance with Law...................................................................63
                           -------------------
         Section 6.07      Activities............................................................................63
                           ----------
         Section 6.08      Indebtedness..........................................................................63
                           ------------
         Section 6.09      Guarantees............................................................................63
                           ----------
         Section 6.10      Investments...........................................................................63
                           -----------
         Section 6.11      Merger; Sales.........................................................................64
                           -------------
         Section 6.12      Distributions.........................................................................64
                           -------------
         Section 6.13      Other Agreements......................................................................64
                           ----------------
         Section 6.14      Separate Legal Existence..............................................................64
                           ------------------------
         Section 6.15      Location; Records.....................................................................65
                           -----------------
         Section 6.16      Liability of Trust Depositor..........................................................65
                           ----------------------------
         Section 6.17      Bankruptcy Limitations................................................................66
                           ----------------------
         Section 6.18      Limitation on Liability of Trust Depositor and Others.................................66
                           -----------------------------------------------------
         Section 6.19      Insurance Policies....................................................................66
                           ------------------

ARTICLE VII  ESTABLISHMENT OF ACCOUNTS; DISTRIBUTIONS; RESERVE FUND..............................................67
         Section 7.01      Note Distribution Account and Reserve Fund............................................67
                           ------------------------------------------
         Section 7.02      Reserve Fund Deposit..................................................................68
                           --------------------
         Section 7.03      Principal and Interest Account........................................................68
                           ------------------------------
         Section 7.04      Securityholder Distributions..........................................................71
                           ----------------------------
         Section 7.05      Allocations and Distributions.........................................................71
                           -----------------------------

         Section 7.06      Determination of LIBOR................................................................73
                           ----------------------

ARTICLE VIII  SERVICER DEFAULT; SERVICE TRANSFER.................................................................74
         Section 8.01      Servicer Default......................................................................74
                           ----------------
         Section 8.02      Servicer Transfer.....................................................................75
                           -----------------
         Section 8.03      Appointment of Successor Servicer; Reconveyance; Successor Servicer to Act............76
                           --------------------------------------------------------------------------
         Section 8.04      Notification to Securityholders.......................................................77
                           -------------------------------
         Section 8.05      Effect of Transfer....................................................................78
                           ------------------
         Section 8.06      Database File.........................................................................78
                           -------------
         Section 8.07      Waiver of Defaults....................................................................78
                           ------------------
         Section 8.08      Responsibilities of the Successor Servicer............................................78
                           ------------------------------------------
         Section 8.09      Rating Agency Condition for Servicer Transfer.........................................79
                           ---------------------------------------------
         Section 8.10      Appointment of Successor Backup Servicer; Successor Backup Servicer to Act............79
                           --------------------------------------------------------------------------

ARTICLE IX  REPORTS .............................................................................................80
         Section 9.01      Quarterly Reports.....................................................................80
                           -----------------
         Section 9.02      Officer's Certificate.................................................................80
                           ---------------------
         Section 9.03      Other Data............................................................................81
                           ----------
         Section 9.04      Annual Report of Accountants..........................................................81
                           ----------------------------
         Section 9.05      Annual Statement of Compliance from Servicer..........................................81
                           --------------------------------------------
         Section 9.06      [Reserved]............................................................................81
                            --------
         Section 9.07      Reports of Foreclosure and Abandonment of Mortgaged Property..........................82
                           ------------------------------------------------------------
         Section 9.08      Notices...............................................................................82
                           -------
         Section 9.09      Indenture Trustee's Right to Examine Servicer Records and Audit Operations............82
                           --------------------------------------------------------------------------
         Section 9.10      Reports to the Indenture Trustee; Principal and Interest Account Statements...........82
                           ---------------------------------------------------------------------------

ARTICLE X  TERMINATION ..........................................................................................83
         Section 10.01     Sale of Loan Assets...................................................................83
                           -------------------
         Section 10.02     Termination...........................................................................83
                           -----------

ARTICLE XI  REMEDIES UPON MISREPRESENTATION; REPURCHASE OPTION...................................................84
         Section 11.01     Repurchases of, or Substitution for, Loans for Breach of Representations and
                           -----------------------------------------------------------------------------
                           Warranties............................................................................84
                           ----------
         Section 11.02     Reassignment of Repurchased or Substituted Loans......................................84
                           ------------------------------------------------

ARTICLE XII  INDEMNITIES ........................................................................................85
         Section 12.01     Indemnification by Servicer...........................................................85
                           ---------------------------
         Section 12.02     Indemnification by Trust Depositor....................................................85
                           ----------------------------------

ARTICLE XIII  MISCELLANEOUS......................................................................................86
         Section 13.01     Amendment.............................................................................86
                           ---------
         Section 13.02     Protection of Title to Trust..........................................................87
                           ----------------------------
         Section 13.03     Governing Law.........................................................................87
                           -------------

         Section 13.04     Notices...............................................................................87
                           -------
         Section 13.05     Severability of Provisions............................................................90
                           --------------------------
         Section 13.06     Third Party Beneficiaries.............................................................90
                           -------------------------
         Section 13.07     Counterparts..........................................................................90
                           ------------
         Section 13.08     Headings..............................................................................91
                           --------
         Section 13.09     No Bankruptcy Petition; Disclaimer....................................................91
                           ----------------------------------
         Section 13.10     Jurisdiction..........................................................................92
                           ------------
         Section 13.11     Tax Characterization..................................................................92
                           --------------------
         Section 13.12     Prohibited Transactions with Respect to the Trust.....................................92
                           -------------------------------------------------
         Section 13.13     [Reserved]............................................................................92
                            --------
         Section 13.14     Limitation of Liability of Owner Trustee..............................................92
                           ----------------------------------------
         Section 13.15     Payments with respect to Partially Funded Term Loans, Traditional Revolving Loans
                           ----------------------------------------------------------------------------------
                           and Reducing Revolving Loans..........................................................93
                           ----------------------------
         Section 13.16     No Partnership........................................................................93
                           --------------
         Section 13.17     Successors and Assigns................................................................94
                           ----------------------
         Section 13.18     Acts of Holders.......................................................................94
                           ---------------
         Section 13.19     Duration of Agreement.................................................................94
                           ---------------------
         Section 13.20     Limited Recourse......................................................................94
                           ----------------
         Section 13.21     Confidentiality.......................................................................94
                           ---------------

                              EXHIBITS AND APPENDIX
                              ---------------------

Exhibit A         Form of Assignment                                               A-1
Exhibit B         Form of Closing Certificate of Trust Depositor                   B-1
Exhibit C         Form of Closing Certificate of Servicer/Originator               C-1
Exhibit D         Form of Liquidation Report                                       D-1
Exhibit E         Form of Principal and Interest Account Letter Agreement          E-1
Exhibit F         Form of Certificate Regarding Repurchased Loans                  F-1
Exhibit G         List of Loans                                                    G-1
Exhibit H         Form of Quarterly Servicer Report                                H-1
Exhibit I         Form of Subsequent Transfer Agreement                            I-1
Exhibit J         Form of Subsequent Purchase Agreement                            J-1
Exhibit K         Credit and Collection Policy                                     K-1
Exhibit L-1       Form of Initial Certification                                    L-1
Exhibit L-2       Form of Final Certification                                      L-2
Exhibit M         Form of Request For Release Of Documents                         M-1

Appendix A        Material Mortgage Loan Criteria                                App-1

                          SALE AND SERVICING AGREEMENT
                          ----------------------------

     THIS SALE AND SERVICING AGREEMENT, dated as of December 1, 2001, is by and among:

     (1) MCG COMMERCIAL LOAN TRUST 2001-1, a business trust created and existing under the laws of the State of Delaware (together with its successors and assigns, the "Trust");
                                       -----

     (2) MCG FINANCE III, LLC, a Delaware limited liability company, as the trust depositor (together with its successor and assigns, in such capacity, the "Trust Depositor");
                         ----- ---------

     (3) MCG CAPITAL CORPORATION, a Delaware corporation (together with its successors and assigns, "MCG"), as the servicer (together with its
                                   ---
          successor and assigns, in such capacity, the "Servicer"), and as the
                                                        --------
          originator (together with its wholly-owned subsidiary, successor and assigns, in such capacity, the "Originator"); and
                                          ----------

     (4) WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (together with its successors and assigns, "Wells Fargo"), not in its individual capacity
                                   -----------
          but as the indenture trustee (together with its successors and assigns, in such capacity, the "Indenture Trustee"), and not in its
                                          -----------------
          individual capacity but as the backup servicer (together with its successors and assigns, in such capacity, the "Backup Servicer").
                                                         ---------------

                                 R E C I T A L S
                                 ---------------

     WHEREAS, in the regular course of its business, the Originator originates and/or otherwise acquires Loans (as defined herein);

     WHEREAS, the Trust Depositor acquired the Initial Loans from the Originator and may acquire from time to time thereafter certain Substitute Loans (such Initial Loans and Substitute Loans, together with certain related property as more fully described herein, being the Loan Assets as defined herein);

     WHEREAS, it was a condition to the Trust Depositor's acquisition of the Initial Loans from the Originator that the Originator make certain representations and warranties regarding the Loan Assets for the benefit of the Trust Depositor as well as the Trust;

     WHEREAS, on the Closing Date (as defined herein), the Trust Depositor will fund the Trust by selling, conveying and assigning all its right, title and interest in such Loan Assets and certain other assets to the Trust;

     WHEREAS, the Trust is willing to purchase and accept assignment of the Loan Assets (as defined herein) from the Trust Depositor pursuant to the terms hereof; and

     WHEREAS, the Servicer is willing to service the Loan Assets for the benefit and account of the Trust pursuant to the terms hereof.

     NOW, THEREFORE, based upon the above recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 Definitions.
                  -----------

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

"Addition Notice" means, with respect to any transfer of Substitute Loans to the
 ---------------
Trust in accordance with Section 2.04 (and the Trust Depositor's corresponding
                         ------------
prior purchase of such Loans from the Originator), a notice, which shall be given at least ten (10) Business Days prior to the related Subsequent Transfer Date, identifying the Substitute Loans to be transferred, the Outstanding Loan Balance of such Substitute Loans and the related Substitution Event (with respect to an identified Loan or Loans then in the Loan Pool) to which such Substitute Loan relates, with such notice to be signed both by the Trust Depositor and the Originator.

"Additional Principal Amount" means, with respect to any Remittance Date, an
 ---------------------------
amount equal to, but in no event less than zero, the excess of the Aggregate Outstanding Principal Balance prior to any distribution on such day over the sum of (i) the Aggregate Outstanding Loan Balance as of the last Business Day of the immediately preceding Due Period and (ii) all Principal Collections on deposit in the Note Distribution Account as of the last day of the immediately preceding Due Period.

"Additional Servicing Fee" means an amount, in addition to the Servicing Fee,
  -----------------------
necessary to induce a Successor Servicer to serve as Servicer hereunder.

"Affiliate" of any specified Person means any other Person controlling or
  --------
controlled by, or under common control with, such specified Person. For the purposes of this definition, "control" (including the terms "controlling", "controlled by" and "under common control with") when used with respect to any specified Person means the possession, direct or indirect, of the power to vote 10% or more of the voting securities of such Person or to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities, by contract or otherwise. Each of the Indenture Trustee and the Owner Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of such trustee has actual knowledge to the contrary.

"Aggregate Outstanding Loan Balance" means, as of any date, the sum of the
 ----------------------------------
Outstanding Loan Balance for each Loan owned by the Trust.

"Aggregate Outstanding Principal Balance" means, as of any date of
 ---------------------------------------
determination, the sum of the Outstanding Principal Balances of each Class outstanding on such date.

"Agreement" means this Sale and Servicing Agreement, as amended, modified,
  --------
waived, supplemented or restated from time to time in accordance with the terms hereof.

"Assignment" means each Assignment, substantially in the form of Exhibit A,
 ----------                                                       --------
relating to an assignment, transfer and conveyance of Loans and related property by the Trust Depositor to the Trust.

"Assignment of Mortgage" means, with respect to each Loan that is a Material
  ---------------------
Mortgage Loan, an assignment of the related Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the transfer of the Mortgage of the related Loan to the Indenture Trustee.

"Backup Servicer" means the Person acting as Backup Servicer hereunder, its
  --------------
successors in interest and any Successor Backup Servicer hereunder.

"Backup Servicer Termination Notice" has the meaning given to such term in
  ---------------------------------
Section 8.10.
------------

"Backup Servicer Transfer" has the meaning given to such term in Section 8.10.
 ------------------------                                        ------------

"Backup Servicing Fee" has the meaning given to such term in the fee letter,
  -------------------
dated as of the date hereof, among the Originator, the Trust Depositor, the Trust and the Backup Servicer.

"BIF" means the Bank Insurance Fund, or any successor thereto.
 ---

"Business Day" means any day other than (i) a Saturday or a Sunday, or (ii) a
 ------------
day on which banking institutions in the States of Virginia, New York or Minnesota are authorized or obligated, by law or executive order, to be closed.

"Business Trust Statute" means Chapter 38 of Title 12 of the Delaware Code, 12
 ----------------------
Del. C.Sections.3801 et seq., as the same maybe amended from time to time.
------

"Certificate" means the MCG Commercial Loan Trust 2001-1 Certificates
 -----------
representing a beneficial equity interest in the Trust and issued pursuant to the Trust Agreement.

"Certificate Register" has the meaning given to such term in the Trust
 --------------------
Agreement.

"Certificateholder" means the registered holder of the Certificate.
 -----------------

"Charged-Off Loan" means a Loan in the Loan Pool with respect to which there has
 ----------------
occurred one or more of the following: (i) the occurrence of both (a) any portion of a payment of interest on or principal of such Loan is not paid when due (without giving effect to any grace period) and (b) within one hundred eighty (180) days of when such delinquent payment was first due, all delinquencies have not been cured, (ii) an Insolvency Event has occurred with respect to the related Obligor, (iii) the related Obligor has suffered any material adverse change that materially affects its viability as a going concern, or (iv) the Servicer has determined, in its sole discretion, in accordance with the Credit and Collection Policy, that such Loan is not collectible.

"Class" means any of the group of Notes identified herein as, as applicable, the
 -----
Class A Notes, the Class B Notes and the Class C Notes.

"Class A Interest Amount" means, for each Interest Accrual Period, an amount
 -----------------------
equal the product of (i) the Class A Note Interest Rate as of the first (1st) day of such Interest Accrual Period, (ii) the Outstanding Principal Balance of the Class A Notes as of the first (1st) day of such Interest Accrual Period (after giving effect to all distributions made on such day), and (iii) a fraction, the numerator of which is the number of days in such Interest Accrual Period and the denominator of which is 360.

"Class A Note Interest Rate" means the annual rate of interest payable with
 --------------------------
respect to the Class A Notes, which shall be equal to 2.50375% for the first Remittance Date and thereafter shall be equal to LIBOR plus .60%.

"Class A Noteholder" means each Person in whose name a Class A Note is
 ------------------
registered in the Note Register.

"Class A Notes" means MCG Commercial Loan Trust Notes, Series 2001-1, Class A
 -------------
Notes, issued pursuant to the Indenture.

"Class A Trigger" means any Remittance Date on or after April 20, 2007, on which
 ---------------
any of the Class A Notes shall be outstanding.

"Class B Accrued Payable" means, for any Remittance Date with respect to which
 -----------------------
the Class B Interest Amount is calculated using clause (ii)(b) of the definition
                                                 -------------
thereof, an amount equal to the excess, if any, of (i) the amount that would have been calculated as the Class B Interest Amount on such Remittance Date if the calculation was made using clause (ii)(a) of the definition of Class B
                                -------------
Interest Amount and not clause (ii)(b) of such definition over (ii) the amount
                         -------------
calculated as the Class B Interest Amount on such Remittance Date, together with the unpaid portion of any such excess from prior Remittance Dates (and interest accrued thereon at the then applicable Class B Note Interest Rate).

"Class B Interest Amount" means, for each Interest Accrual Period, an amount
 ----------------------
equal to the product of (i) the Class B Note Interest Rate as of the first (1st) day of such Interest Accrual Period, (ii) the lesser of (a) the Outstanding Principal Balance of the Class B Notes as of the first (1st) day of such Interest Accrual Period (after giving effect to all distributions made on such day) and (b) greater of (1) the excess, if any, of the Aggregate Outstanding Loan Balance as of the last day of the Due Period immediately preceding the start of such Interest Accrual Period over the Outstanding Principal Balance of the Class A Notes as of the first (1st) day of such Interest Accrual Period (after giving effect to all distributions made on such day) or (2) zero, and
(iii) a fraction, the numerator of which is the number of days in such Interest Accrual Period and the denominator of which is 360.

"Class B Note Interest Rate" means the annual rate of interest payable with
 --------------------------
respect to the Class B Notes, which shall be equal to 3.65375% for the first Remittance Date and thereafter shall be equal to LIBOR plus 1.75% per annum.

"Class B Noteholder" means each Person in whose name a Class B Note is
 ------------------
registered in the Note Register.

"Class B Notes" means MCG Commercial Loan Trust Notes, Series 2001-1, Class B
 -------------
Notes, issued pursuant to the Indenture.

"Class B Trigger" means any Remittance Date on or after October 20, 2007, on
 ---------------
which any of the Class B Notes shall be outstanding.

"Class C Noteholder" means each Person in whose name a Class C Note is
 ------------------
registered in the Note Register.

"Class C Notes" means MCG Commercial Loan Trust Notes, Series 2001-1, Class C
 -------------
Notes, issued pursuant to the Indenture.

"Closing Date" means December 27, 2001.
 ------------

"Code" means the Internal Revenue Code of 1986, as amended, or any successor
 ----
legislation thereto.

"Collateral" means the assets of each Obligor or others that have been pledged
 ----------
as security for each Loan, including, but not limited to, real or personal property, accounts receivable, general intangibles, intellectual property rights, equipment, inventory, and a pledge of equity.

"Commission" means the United States Securities and Exchange Commission.
 ----------

"Computer Records" means the computer records generated by the Servicer that
 ----------------
provide information relating to the Loans and that were used by the Originator in selecting the Loans conveyed to the Trust Depositor pursuant to Section 2.01
                                                                    -----------
(and any Substitute Loans conveyed to the Trust Depositor pursuant to Section
                                                                      -------
2.04).
-----

"Contractual Obligation" means, with respect to any Person, any provision of any
 ----------------------
securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or is subject.

"Corporate Trust Office" means, with respect to the Indenture Trustee or Owner
 ----------------------
Trustee, as applicable, the office of the Indenture Trustee or Owner Trustee at which at any particular time its corporate trust business shall be principally administered, which offices at the date of the execution of this Agreement are located at the addresses set forth in Section 13.04.
                                      -------------

"CP Transaction" means the transactions contemplated by the Note Purchase
 --------------
Agreement, dated as of June 1, 2000, as amended, among MCG Master Trust, the Servicer, Variable Funding Capital Corporation, and FUSI, and documents executed in connection therewith, as such "Note Purchase Agreement" and documents may be amended, modified, waived, supplemented or restated from time to time.

"Credit and Collection Policy" means the written credit and collection policy of
 ----------------------------
the Originator and the Servicer in effect on the Closing Date and attached hereto as Exhibit K, as amended or supplemented from time to time in accordance
          ---------
with subsection 5.02(m) of this Agreement; and with respect to any Successor
      -----------------
Servicer, the collection policies and procedures of such Person at the time such Person becomes Successor Servicer.

"Curtailment" means, with respect to a Loan, any payment of principal received
 -----------
by the Trust during a Due Period as part of a payment allocable to a Loan that is in excess of the principal portion of the Scheduled Payment due for such Due Period and which is not intended to satisfy the Loan in full, nor is intended to cure a delinquency.

"Cutoff Date" means either or both (as the context may require) of the Initial
 -----------
Cutoff Date and any Subsequent Cutoff Date as applicable to the Loan or Loans in question.

"Definitive Notes" shall have the meaning specified in the Indenture.
 ----------------

"Determination Date" means that day of each month that is the third (3rd)
 ------------------
Business Day prior to a Remittance Date.

"Dollar" and "$" means lawful currency of the United States.
 ------       -

"Due Period" means, with respect to each Remittance Date, the three (3) calendar
 ----------
months preceding the month in which such Remittance Date occurs (or, for the first Remittance Date, the number of months in the period beginning on the Initial Cutoff Date and ending on the last day of the month immediately preceding the first Remittance Date).

"Eligible Deposit Account" means either (a) a segregated account with a
 ------------------------
Qualified Institution, or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from in the case of Fitch of at least "F-1+", in the case of Moody's in one of its short-term credit rating categories that signifies investment grade, and in the case of S&P a commercial paper short-term debt rating of "A-1+" and a long-term unsecured debt rating of "AA- ".

"Eligible Loan" means, on and as of the related Transfer Date, a Loan as to
 -------------
which each of the following is true:

          (i) the information with respect to such Loan set forth in the List of Loans delivered to the Indenture Trustee is true and correct;

          (ii) all of the original or certified documentation required to be delivered to the Indenture Trustee (including all material documents related thereto) with respect to such Loan has been or will be delivered to the Indenture Trustee on the related Transfer Date or as otherwise provided in the Section 2.06 of this Agreement;
            ------------

          (iii) such Loan was originated and underwritten, or purchased and re-underwritten, by the Originator and such Loan is being serviced by the Servicer, in each case in accordance with the Credit and Collection Policy;

          (iv) such Loan is denominated in Dollars and the related primary Obligor is located in the United States (including Puerto Rico or the U.S. Virgin Islands);

          (v) the Loan Rate for such Loan is either a fixed rate or adjusts periodically to equal the then applicable index plus the margin set forth in the related Underlying Note or the related credit agreement;

          (vi) with respect to each such Loan that is a Material Mortgage Loan, such Loan satisfies each of the criteria set forth in Appendix A;
                                                           ----------

          (vii) immediately prior to the transfer and assignment contemplated by the Loan Sale Agreement, the Originator held, and immediately prior to the transfer and assignment contemplated by this Agreement the Trust Depositor held, good and indefeasible title to, and was the sole owner of, the Loans being transferred to the Trust Depositor and Trust, respectively, subject to no Liens or rights of others except for Permitted Liens and Liens which will be released simultaneously with such transfer and assignment and Liens provided by the Transfer and Servicing Agreements; and immediately upon the transfer and assignment contemplated by this Agreement, the Trust will hold good and indefeasible title to, and be the sole owner of, such Loan subject to no Liens or rights of others, except for Permitted Liens;

          (viii) as of its Transfer Date, such Loan is not delinquent in payment and, since its origination, except for two (2) Loans with an Outstanding Loan Balance as of the Initial Cutoff Date of no more than 5.6% of the Aggregate Outstanding Loan Balance, such Loan has never been more than sixty (60) days delinquent in payment, in each case after giving effect to any grace period pursuant to the Credit and Collection Policy;

          (ix) (a) such Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Underlying Note or any related security agreement, or the exercise of any right thereunder, render either the Underlying Note or any related security agreement unenforceable in whole or in part (except for provisions in the security agreement that if held to be unenforceable would not have a material adverse effect on the ability of the Servicer to realize the value of the Collateral securing the related Loan and except for provisions of the other Loan documentation that if held to be unenforceable would not have a material adverse effect on the ability of the Servicer to collect the entire principal and interest thereunder), or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, (b) such Loan contains an effective provision substantially to the effect that the related Obligor agrees to make its payments without any deduction, offset, netting, recoupment, defenses, reservation of rights or counterclaim, and (c) no right of rescission, set-off, counterclaim or defense has been asserted with respect to such Loan;

          (x) such Loan at the time it was made complied, and as of its Transfer Date complies, in all material respects with Requirements of Law, including, without limitation, usury, equal credit opportunity, disclosure and recording laws;

          (xi) there is one or more originally signed Underlying Notes in effect for each Loan, which in the aggregate evidence the portion of the Loan being assigned to the Trust and which Underlying Notes have been delivered to the Indenture Trustee; provided, however, if the Originator funds a Loan
                               --------  -------
     in multiple installments, there may be one originally signed Underlying Note for each installment;

          (xii) the Underlying Note with respect to such Loan and any agreement pursuant to which Collateral is pledged is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law) (except for provisions in the security agreement that if held to be unenforceable would not have a material adverse effect on the ability of the Servicer to realize the value of the Collateral securing the related Loan and except for provisions of the other Loan documentation that if held to be unenforceable would not have a material adverse effect on the ability of the Servicer to collect the entire principal and interest thereunder), none of which will prevent the ultimate realization of the security provided by the Collateral or other agreement, and the Obligors to each Loan had full legal capacity to execute all Loan Documents and convey the estate therein purported to be conveyed;

          (xiii) the terms of the Underlying Note with respect to such Loan and the security agreement pursuant to which Collateral was pledged have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Noteholders and the Certificateholders and which has been delivered to the Indenture Trustee;

          (xiv) there is no obligation on the part of the Trust Depositor or any other party (except for any guarantor of a Loan) to make Scheduled Payments in addition to those made by the Obligor;

          (xv) to the best knowledge of the Trust Depositor, the documents signed by a responsible officer of the Originator constituting a part of the Loan File as of the date hereof do not (taken as a whole together with the other components of the Loan File) contain any untrue statement of a material fact or omit to state a material fact necessary to make the factual statements contained therein not misleading in light of the circumstances under which they were made;

          (xvi) such Loan was originated to a business located in the state identified in the List of Loans and the primary Collateral securing each Loan is located in the United States;

          (xvii) all parties which have had any interest in such Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein any Collateral is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state, except when the failure to be in compliance or to be so qualified would not materially and adversely effect the value of such Loan or the enforceability of such Loan;

          (xviii) as of the related Transfer Date, there is no default, breach, violation or event of acceleration existing under the Underlying Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration (except for such defaults, breaches and violations that would not have a material adverse effect on the ability of the Servicer to collect the entire principal and interest thereunder and would not have a material adverse effect on the ability of the Servicer to realize the value of the Collateral securing the related Loan);

          (xix) all parties to the Underlying Note and any related Mortgage or other document pursuant to which Collateral was pledged had legal capacity to execute the Underlying Note and any such Mortgage or other document and each Underlying Note and Mortgage or other document have been duly and properly executed by such parties;

          (xx) such Loan was not originated to a natural person;

          (xxi) the related Underlying Note, credit agreement, security agreements, and mortgages, if any, and UCC-1 financing statement and/or intellectual property security agreement filed or to be filed with respect to such Collateral collectively create a valid and subsisting first priority lien of record on such Collateral subject in all cases to such exceptions that are generally acceptable to lending institutions in connection with their regular commercial lending activities, and such other exceptions to which similar Collateral is commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Underlying Note, security agreement and UCC-1 financing statement;

          (xxii) except with respect to subordinated loans and senior loans to the same Obligor, multiple Loans originated to the same Obligor contain standard cross-collateralization and cross-default provisions;

          (xxiii) such Loan, along with the related Loan File, constitutes either a "general intangible," an "instrument," an "account," "investment property" or "chattel paper" within the meaning of the UCC;

          (xxiv) at the time such Loan was originated, and on its Transfer Date, the related Obligor was not subject to a bankruptcy proceeding and was not in financial distress;

          (xxv) such Loan contains an effective provision substantially to the effect that the related Obligor agrees to make its payments without any deduction, offset, netting, recoupment, defenses, reservation of rights or counterclaim;

          (xxvi) either no consent or waiver is required from the Obligor or any other party in connection with the transfer of such Loan pursuant to the terms of this Agreement or each such consent or waiver has been obtained; and

          (xxvii) such Loan has an Investment Rating of 3.0 or better except for one Initial Loan representing less than 1% of the Aggregate Outstanding Loan Balance.

"Eligible Repurchase Obligations" means repurchase obligations with respect to
 -------------------------------
any security that is a direct obligation of, or fully guaranteed by, the United States or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in clauses (c)(ii) and (c)(iv) of the definition of Permitted
             ---------------     -------
Investments.

"Event of Default" shall have the meaning specified in Section 5.01 of the
 ----------------                                       -----------
Indenture.

"Exchange Act" means the Securities Exchange Act of 1934, as amended or
 ------------
supplemented from time to time.

"FDIC" shall mean the Federal Deposit Insurance Corporation and any successor
 ----
thereto.

"Fitch" means Fitch, Inc. or any successor thereto.
 -----

"Foreclosed Property" means Collateral acquired by the Trust for the benefit of
 -------------------
the Noteholders and Certificateholders in foreclosure or by deed in lieu of foreclosure or by other legal process.

"Foreclosed Property Disposition" means the final sale of a Foreclosed Property
 -------------------------------
or of Repossessed Collateral. The proceeds of any "Foreclosed Property Disposition" constitute part of the definition of Liquidation Proceeds.

"Fully Funded Term Loan" means a Loan that is a closed-end, fully funded Loan a
 ----------------------
of the Cutoff Date.

"FUSI" means First Union Securities, Inc. and its successors and assigns.
 ----

"Governmental Authority" means, with respect to any Person, any nation or
 ----------------------
government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person.

"Heller Transaction" means that certain $400,000,000 senior secured multi-bank
 ------------------
credit facility with Heller Financial Inc., as agent, and secured by all of the assets of MCG Finance Corporation.

"Highest Required Investment Category" means (i) with respect to ratings
 ------------------------------------
assigned by Fitch (if such investment is rated by Fitch), F1+ for short-term instruments and AAA for long-term instruments, (ii) with respect to ratings assigned by Moody's, A2 or P-1 for one (1) month instruments, A1 and P-1 for three (3) month instruments, Aa3 and P-1 for six (6) month instruments and Aaa and P-1 for instruments with a term in excess of six (6) months, and (iii) with respect to rating assigned by S&P, A-1+ for short-term instruments and AAA for long-term instruments.

"Holder" means (i) with respect to a Certificate, the Person in whose name such
-------
Certificate is registered in the Certificate Register, and (ii) with respect to a Note, the Person in whose name such Note is registered in the Note Register.

"Indebtedness" means, with respect to any Person at any date, (a) all
 ------------
indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under capital leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, and (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

"Indenture" means the Indenture, dated as of December 1, 2001, between the Trust
 ---------
and the Indenture Trustee.

"Indenture Collateral" has the meaning given to such term in the "granting
 --------------------
clause" of the Indenture.

"Indenture Trustee" means the Person acting as Indenture Trustee under the
 -----------------
Indenture, its successors in interest and any successor trustee under the Indenture.

"Indenture Trustee Fee" has the meaning given to such term in the fee letter,
 ---------------------
dated as of the date hereof, among the Originator, the Trust Depositor, the Trust and the Indenture Trustee.

"Independent" means, when used with respect to any specified Person, the Person
 -----------
(i) is in fact independent of the Trust, any other obligor on the Notes, the Trust Depositor and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Trust, any such other obligor, the Trust Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Trust, any such other obligor, the Trust Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, trustee, partner, director or person performing similar functions.

"Ineligible Loan" has the meaning given to such term in Section 11.01.
 ---------------                                        -------------

"Initial Aggregate Outstanding Loan Balance" means the Aggregate Outstanding
 ------------------------------------------
Loan Balance owned by the Trust as of the Initial Cutoff Date.

"Initial Aggregate Outstanding Principal Balance" means, collectively, the sum
 -----------------------------------------------
of the Initial Class A Principal Balance, the Initial Class B Principal Balance and the Initial Class C Principal Balance, i.e., $353,631,391.

"Initial Class A Principal Balance" means $229,860,000.
 ---------------------------------

"Initial Class B Principal Balance" means $35,363,000.
 ---------------------------------

"Initial Class C Principal Balance" means $88,408,391.
 ---------------------------------

"Initial Cutoff Date" means the beginning of business on November 1, 2001 (or in
 -------------------
the case of payments of interest on the Loans, the first (1st) day of the month in which the Closing Date occurs).

"Initial Loans" means those Loans conveyed to the Trust on the Closing Date and
 -------------
identified on the initial List of Loans required to be delivered pursuant to subsection 2.02(iv).
 ------------------

"Insolvency Event" means, with respect to a specified Person, (a) the filing of
 ----------------
a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed or undismissed and in effect for a period of sixty (60) consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under such law, taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of this property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

"Insolvency Laws" means the Bankruptcy Code of the United States and all other
 ---------------
applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

"Insolvency Proceeds" has the meaning given to such term in Section 10.01.
 -------------------                                        -------------

"Insurance Policy" means, with respect to any Loan, an insurance policy covering
 ----------------
physical damage to or loss of the related Collateral, including, but not limited to, title, hazard, life and/or accident insurance policies.

"Insurance Proceeds" means, depending on the context, any amounts payable or any
 ------------------
payments made under any Insurance Policy covering a Loan, Collateral, Repossessed Collateral or Foreclosed Property.

"Interest Accrual Period" means the period commencing on a Remittance Date (or
 -----------------------
the Closing Date with respect to the first Interest Accrual Period) and ending on the day immediately preceding the next Remittance Date.

"Interest Collection Account" means a sub-account of the Principal and Interest
 ---------------------------
Account established pursuant to subsection 7.03(a).
                                ------------------

"Interest Collections" means, with respect to amounts deposited into the
 --------------------
Principal and Interest Account during any Due Period, (i) all payments received on or after the first day of the month of the Closing Date on account of interest on the Loans (including the deferred interest component of any Payment-in-Kind Loan) and all late payment, default and waiver charges, (ii) (a) Net Liquidation Proceeds, (b) Insurance Proceeds (other than amounts to be applied to the restoration or repair of the related Collateral, or to be released to the Obligor) and (c) Released Mortgaged Property Proceeds and any other proceeds from any other Collateral securing the Loans (other than amounts released to the Obligor), (iii) the interest portion of any amounts paid in connection with the purchase or repurchase of any Loan and the interest portion of the amount of any Substitute Loans, (iv) the interest portion of any Scheduled Payment Advances that the Servicer determines to make, (v) the amount of any losses incurred in connection with investments in Permitted Investments, and (vi) investment earnings on funds held in the Principal and Interest Account; provided, however, any amounts received by the Originator in connection
          -------  -------
with the purchase by Media Central LLC of the Loan to Brill Media Holdings will not be deemed to be "Interest Collections."

"Interest Shortfall" means, with respect to the Class A Notes or the Class B
 ------------------
Notes, as applicable, the amount by which the interest paid to such Class on a Remittance Date is less than the amount due to such Class, together with accrued interest on such amount at the then applicable Note Interest Rate for such Class.

"Investment Earnings" means the investment earnings (net of losses and
 -------------------
investment expenses) on amounts on deposit in the Principal and Interest Account, the Note Distribution Account and the Reserve Fund, to be credited to the Principal and Interest Account on applicable Remittance Date pursuant to
Section 7.03.
------------

"Investment Rating" means the rating (ranging from "Rating 1" to "Rating 5")
 -----------------
assigned to each Loan by the Servicer under and in accordance with the Credit and Collection Policy.

"Legal Final Maturity Date" means February 20, 2013.
 -------------------------

"LIBOR" has the meaning given to such term in Section 7.06.
-----                                         ------------

"LIBOR Determination Date" means the date that is a London Banking Day
 ------------------------
immediately prior to the commencement of each related Interest Accrual Period.

"Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment,
-----
deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing.

"Liquidation Proceeds" means, cash, including Insurance Proceeds, proceeds of
 --------------------
any Foreclosed Property Disposition, revenues received by the Servicer or the Trust with respect to the conservation and disposition of a Foreclosed Property, and any other amounts received by the Servicer or Trust in connection with the liquidation of Charged-Off Loans, whether through trustee's sale, foreclosure sale or otherwise.

"Liquidation Report" shall have the meaning given to such term in subsection
 ------------------                                               ----------
5.03(b).
-------

"List of Loans" means the list identifying each Loan constituting part of the
 -------------
Loan Assets, which list shall consist of the initial List of Loans reflecting the Initial Loans transferred to the Trust on the Closing Date, together with any Subsequent List of Loans amending the most current List of Loans reflecting the Substitute Loans transferred to the Trust on the related Subsequent Transfer Date (together with a deletion from such list of the related Loan or Loans identified on the corresponding Addition Notice with respect to which a Substitution Event has occurred), and which list in each case (a) identifies by account number and Obligor name each Loan included in the Loan Pool, and (b) sets forth as to each such Loan (i) the Outstanding Loan Balance as of the Cutoff Date, and (ii) the maturity date, and which list (as in effect on the Closing Date) is attached to this Agreement as Exhibit G.
                                               ---------

"Loan" means, to the extent transferred by the Trust Depositor to the Trust, an
 ----
individual loan or portion thereof made or purchased by the Originator to a holding or operating company including, as applicable, Loan Assignments.

"Loan Assets" has the meaning given to such term in Section 2.01 (and 2.04, as
 -----------                                        ------------      ----
applicable in the case of Substitute Loans).

"Loan Assignment" means an assignment of a fractional undivided interest in an
 ---------------
Eligible Loan originated by third parties unaffiliated with the Originator.

"Loan Checklist" means the list delivered by the Trust Depositor to the
 --------------
Indenture Trustee pursuant to Section 2.06 of this Agreement that identifies the
                              ------------
items contained in the related Loan File.

"Loan Document" means, with respect to any Loan, the Underlying Note and any
 -------------
related credit agreement, security agreement, Mortgage, assignment of Loans, guarantees and UCC financing statements and continuation statements (including amendments or modifications thereof) executed by the Obligor thereof or by another Person on the Obligor's behalf in respect of such Loan and Underlying Note and, for each Loan that is a Material Mortgage Loan, an Assignment of Mortgage, and, for all Loans with an Underlying Note, an assignment (which may be by allonge); provided, however, "Loan Document" shall not include any
                --------  -------
warrants, options or other equity instruments issued in the name of MCG or its Affiliates in connection with such Loan and included in the Retained Interest.

"Loan File" means, with respect to:
 ---------

     (i) all Loans in the aggregate:

          (a) a blanket assignment of all of the Trust Depositor's right, title and interest in and to all Collateral securing the Loans at any time transferred to the Trust including without limitation, all rights under applicable guarantees and Insurance Policies, such assignment shall be in the name of "Wells Fargo Bank Minnesota, National Association, its successors and assigns, as Indenture Trustee under the Indenture, dated as of December 1, 2001, relating to MCG Commercial Loan Trust 2001-1";

          (b) irrevocable powers of attorney of the Originator, the Trust Depositor and the Trust to the Indenture Trustee to execute, deliver, file or record and otherwise deal with the Collateral for the Loans at any time transferred to the Trust. The powers of attorney will be delegable by the Indenture Trustee to the Servicer and any Successor Servicer and will permit the Indenture Trustee or its delegate to prepare, execute and file or record UCC financing statements and notices to insurers;

          (c) blanket UCC-1 financing statements identifying by type all Collateral for the Loans to be transferred to the Trust as Collateral under the Indenture and naming the Trust and the Indenture Trustee, as assignee of the Trust, as "Secured Party" and the Trust Depositor as the "Debtor";

     (ii) for each Loan:

          (a) the original Underlying Note, endorsed by means of an allonge as follows: "Pay to the order of Wells Fargo Bank Minnesota, National Association, and its successors and assigns, not in its individual capacity but solely as Indenture Trustee under that certain Indenture, dated as of December 1, 2001, relating to MCG Commercial Loan Trust 2001-1, without recourse" and signed, by facsimile or manual signature, in the name of the Trust Depositor by a Responsible Officer, with all prior and intervening endorsements showing a complete chain of endorsement from the Originator to the Trust Depositor and from the Trust Depositor to the Trust;

          (b) a copy of the related loan agreement (which may be included in the Underlying Note if so indicated in the Loan Checklist), together with all amendments and modifications thereto;

          (c) a copy of the related security agreement signed by the primary Obligor;

          (d) a copy of the Loan Checklist;

          (e) a copy of any related guarantees then executed in connection with such Loan;

          (f) a copy of all material UCC financing statements filed securing the related Collateral naming the Originator or a Subservicer that agrees to act as collateral agent pursuant to a Subservicing Agreement as "Secured Party";

          (g) for Loan Assignments relating to a loan for which the Originator is not the lead lender, a copy of an assignment agreement between the selling lender and the Originator;

          (h) if the Originator is the only lender under the credit facility, if the Originator is the collateral agent for a syndicate of lenders under the credit facility, or if the Originator has not previously delivered such stock certificate to Wells Fargo in connection with the CP Transaction, and the Loan Checklist indicates that the Collateral includes a pledge of stock, the original stock certificate serving as Collateral for such Loan, along with an executed stock power executed in blank;

          (i) if the Originator is the only lender under the credit facility, if the Originator is the collateral agent for a syndicate of lenders under the credit facility, or if the Originator has not previously delivered such items to Wells Fargo in connection with the CP transaction, all other items listed in the related Loan Checklist that have not previously been delivered, or a certificate from a Responsible Officer of the Trust Depositor that such delivery has been waived consistent with the prudent lending practices and the Credit and Collection Policy of the Originator and such waiver shall not have a material adverse effect on the Noteholders; and

     (iii) for each Loan identified by the Trust Depositor as a Material Mortgage Loan, each of the following documents (except for Material Mortgaged Loans where the Originator or one of its Affiliates is a co-lender but not the agent):

          (a) either: (i) the original Mortgage, with evidence of recording thereon, (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Originator where the original has been transmitted for recording until such time as the original is returned by the public recording office or duly licensed title or escrow officer or
     (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

          (b) the original Assignment of Mortgage from the Originator endorsed as follows: "Wells Fargo Bank Minnesota, National Association, its successors and assigns, as Indenture Trustee under the Indenture, dated as of December 1, 2001, relating to MCG Commercial Loan Trust 2001-1";

          (c) either: (i) originals of all intervening assignments, if any, showing a complete chain of title from the originator of the Loan (where such originator was not the Originator or one of its Affiliates) to the Originator or one of its Affiliates, including warehousing assignments, with evidence of recording thereon if such assignments were recorded, (ii) copies of any assignments certified as true copies by a Responsible Officer of the Originator where the originals have been submitted for recording until such time as the originals are returned by the public recording officer, or (iii) copies of any assignments certified by the public recording office in any instances where the original recorded assignments have been lost; and

          (d) either: (i) a copy of all title insurance policies or a marked title commitment relating to the title insurance policies for to the Mortgaged Property to the extent the Originator obtained such policies or
     (ii) copies of any title insurance policies or other evidence of lien position, including but not limited to policy insurance record of title policies, limited liability reports and lot book reports, to the extent the Originator obtains such policies or other evidence of lien position, certified as true by the Originator.

"Loan Pool" means, as of any date, the Initial Loans and the Substitute Loans
 ---------
(if any), other than any such Loans that (i) have been reconveyed by the Trust to the Trust Depositor, and concurrently by the Trust Depositor to the Originator, pursuant to Section 11.02 hereof or (ii) have been paid (or prepaid)
                        -------------
in full.

"Loan Rate" means, for each Loan in a Due Period, the current cash pay interest
 ---------
rate for such Loan in such period, as specified in the related Loan Documents.

"Loan Sale Agreement" means the Commercial Loan Sale Agreement, dated as of the
 -------------------
date hereof, between the Originator and the Trust Depositor, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

"London Banking Day" means any day on which dealings in deposits in Dollars are
 ------------------
transacted in the London interbank market.

"Majority Noteholders" means (i) prior to the payment in full of the Class A
 --------------------
Notes and the Class B Notes, the Class A Noteholders evidencing more than 50% of the aggregate Outstanding Principal Balance of all Class A Notes and the Class B Noteholders evidencing more than 50% of the aggregate Outstanding Principal Balance of all Class B Notes and (ii) from and after the payment in full of the Class A Notes and the Class B Notes, Class C Noteholders evidencing more than 50% of the aggregate Outstanding Principal Balance of all Class C Notes.

"Material Modification" means a termination or release (including pursuant to
 ---------------------
prepayment), or an amendment, modification or waiver, or equivalent similar undertaking or agreement, by the Servicer with respect to a Loan which would not otherwise be permitted under the standards and criteria set forth in subsection
                                                                     ----------
5.02(e) hereof, as applicable.
-------

"Material Mortgage Loan" means any Loan for which the underlying Collateral
 ----------------------
consisting of real property owned by the Obligor either (i) is material to the operations of the related business or (ii) represents 25% or more (measured by the book value of the three most valuable parcels of real property as of the date of such Loan) of (a) the original commitment for such Loan and (b) the fair value of the underlying Obligor and Collateral as a whole; provided, however,
                                                           --------  -------
that a Material Mortgage Loan shall not include certain parcels of real property that the Obligor is in the process of disposing.

"MCG" has the meaning given to such term in the Preamble.
----                                            --------

"Monthly Period" means each calendar month.
 --------------

"Moody's" means Moody's Investors Service, Inc. or any successor thereto.
 -------

"Mortgage" means the mortgage, deed of trust or other instrument creating a lien
---------
on a Mortgaged Property.

"Mortgaged Property" means the underlying real property, if any, secured under a
 ------------------
Material Mortgage Loan, and any improvements thereon, which property satisfies either test in the definition of Material Mortgage Loan.

"Net Liquidation Proceeds" means Liquidation Proceeds net of (i) any
 ------------------------
reimbursements to the Servicer made therefrom pursuant to terms of this Agreement and (ii) amounts required to be released to other creditors, including any other costs, expenses and taxes, or the related Obligor or grantor pursuant to applicable law or the governing Loan Documents.

"Note" means any one of the notes of the Trust of any Class executed and
-----
authenticated in accordance with the Indenture.

"Note Distribution Account" means the interest bearing trust account established
 -------------------------
and maintained pursuant to Section 7.01.
                           ------------

"Note Register" has the meaning given to such term in Section 2.04 of the
 -------------                                        ------------
Indenture.

"Noteholders" means each Person in whose name a Note is registered in the Note
 -----------
Register.

"Obligor" means, with respect to any Loan, the borrower(s) obligated to make
 -------
payments with respect to such Loan.

"OCC" means the Office of the Comptroller of the Currency.
 ---

"Officer's Certificate" means a certificate delivered to the Indenture Trustee
 ---------------------
signed by the Chief Executive Officer, the President, an Executive Vice President, a Senior Vice President, a Vice President, Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Trust Depositor, the Servicer, or the Owner Trustee (or another Person) on behalf of the Trust, as required by this Agreement or any other Transaction Document.

"Opinion of Counsel" means a written opinion of counsel, who may be outside
 ------------------
counsel, or internal counsel (except with respect to federal securities law or tax law matters), for the Trust Depositor or the Servicer and who shall be reasonably acceptable to the Owner Trustee or the Indenture Trustee, as the case may be.

"Originator" has the meaning given to such term in the Preamble.
 ----------                                            --------

"Outstanding" has the meaning given to such term in the Indenture.
 -----------

"Outstanding Loan Balance" means, as of any date of determination and with
 ------------------------
respect to any Loan, an amount equal to the excess of (a) the principal amount of such Loan, or portion thereof transferred to the Trust, outstanding as of the Cutoff Date over (b) all Principal Collections received on such Loan, or portion thereof transferred to the Trust, since the Cutoff Date. Charged-Off Loans will be deemed to have an Outstanding Loan Balance equal to zero.

"Outstanding Principal Balance" means, as of any date of determination and with
 -----------------------------
respect to any Class, the original principal amount of such Class on the Closing Date as reduced by all amounts paid by the Trust with respect to such principal amount up to such date.

"Owner Trustee" means the Person acting, not in its individual capacity, but
 -------------
solely as Owner Trustee, under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

"Partially Funded Term Loan" means a Loan that is a closed-end multiple advance
 --------------------------
Loan that has not been fully funded as of the Cutoff Date.

"Paying Agent" means as described in Section 3.03 of the Indenture and Section
 ------------                        ------------                      -------
3.09 of the Trust Agreement.
----

"Payment-in-Kind Loan" means a Loan that requires the related Obligor to pay
 --------------------
only a portion of the accrued and unpaid interest on a current basis, with the remaining interest being deferred and paid later, together with any unpaid interest thereon, in a lump sum.

"Permitted Investments" with respect to any Remittance Date means negotiable
 ---------------------
instruments or securities or other investments maturing on or before such Remittance Date (a) which, except in the case of demand or time deposits, investments in money market funds and Eligible Repurchase Obligations, are represented by instruments in bearer or registered form or ownership of which is represented by book entries by a Clearing Agency or by a Federal Reserve Bank in favor of depository institutions eligible to have an account with such Federal Reserve Bank who hold such investments on behalf of their customers, (b) that, as of any date of determination, mature by their terms on or prior to the Remittance Date immediately following such date of determination, and (c) that evidence:

          (i) direct obligations of, and obligations fully guaranteed as to full and timely payment by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States);

          (ii) demand deposits, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the Trust's investment
                  --------  -------
     or contractual commitment to invest therein, the commercial paper, if any, and short-term unsecured debt obligations (other than such obligation whose rating is based on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from each Rating Agency in the Highest Required Investment Category granted by such Rating Agency, which, in the case of Fitch, shall be "F1+";

          (iii) commercial paper, or other short term obligations, having, at the time of the Trust's investment or contractual commitment to invest therein, a rating in the Highest Required Investment Category granted by each Rating Agency, which, in the case of Fitch, shall be "AAA";

          (iv) demand deposits, time deposits or certificates of deposit that are fully insured by the FDIC and either have a rating on their certificates of deposit or short-term deposits from Moody's and S&P of "P-1" and "A-1+", respectively, and, if rated by Fitch, from Fitch of "F1+/AAA";

          (v) notes that are payable on demand or bankers' acceptances issued by any depository institution or trust company referred to in clause (ii)
                                                                -----------
     above;

          (vi) investments in taxable money market funds or other regulated investment companies having, at the time of the Trust's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category from Moody's,

     S&P and Fitch (if rated by Fitch) or otherwise subject to satisfaction of the Rating Agency Condition;

          (vii) time deposits (having maturities of not more than ninety (90) days) by an entity the commercial paper of which has, at the time of the Trust's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category granted by each Rating Agency;

          (viii) Eligible Repurchase Obligations with a rating acceptable to the Rating Agencies, which, in the case of Fitch, shall be "F1+" and in the case of S&P shall be "A-1+"; or

          (ix) any negotiable instruments or securities or other investments subject to satisfaction of the Rating Agency Condition.

The Indenture Trustee may purchase or sell to itself or an Affiliate, as principal or agent, the Permitted Investments described above.

"Permitted Liens" means
 ---------------

     (a) with respect to Loans in the Loan Pool:

          (i) Liens in favor of the Trust Depositor created pursuant to the Loan Sale Agreement and transferred to the Trust pursuant hereto, (ii) Liens in favor of the Trust created pursuant to this Agreement, and (iii) Liens in favor of the Indenture Trustee created pursuant to the Indenture and/or this Agreement; and

     (b) with respect to the interest of the Originator, the Trust Depositor and the Trust in the related Collateral:

          (i) materialmen's, warehousemen's, mechanics' and other liens arising by operation of law in the ordinary course of business for sums not due or sums that are being contested in good faith, (ii) Liens for state, municipal and other local taxes if such taxes shall not at the time be due and payable or if the Trust Depositor shall currently be contesting the validity thereof in good faith by appropriate proceedings, (iii) Liens in favor of the Trust Depositor created by the Originator and transferred by the Trust Depositor to the Trust pursuant to this Agreement, (iv) Liens in favor of the Trust created pursuant to this Agreement, (v) Liens in favor of the Indenture Trustee created pursuant to the Indenture and/or this Agreement, and (vi) Liens held by senior lenders with respect to any subordinated Loans.

"Person" means any individual, corporation, estate, partnership, business trust,
 ------
limited liability company, sole proprietorship, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof or other entity.

"Placement Agent" means FUSI.
 ---------------

"Prepaid Loan" means any Loan that has terminated or been prepaid in full prior
 ------------
to its scheduled expiration date, other than a Charged-Off Loan.

"Prepaid Loan Amount" means, with respect to each Substitute Loan being
 -------------------
transferred in place of a Prepaid Loan, an amount equal to the lesser of (i) the amount deposited into the Principal Collection Account with respect to such Prepaid Loan and (ii) the Outstanding Loan Balance of the Prepaid Loan immediately prior to the date it was prepaid.

"Prepayment" means any full prepayments, including any prepayment premiums, on a
 ----------
Loan.

"Principal and Interest Account" means the Trust Account so designated
 ------------------------------
established pursuant to Section 7.03.
                        ------------

"Principal Collection Account" means a sub-account of the Principal and Interest
 ----------------------------
Account established pursuant to subsection 7.03(a).
                                ------------------

"Principal Collections" means, with respect to amounts deposited into the
 ---------------------
Principal and Interest Account during any Due Period, (i) all payments received on or after the Cutoff Date on account of principal on the Loans, including (a) the principal portion of any Schedule Payments and Prepayments and (b) Curtailments, (ii) the principal portion of any amounts paid in connection with the purchase or repurchase of any Loan and the amount of any Transfer Deposit Amounts, (iii) the principal portion of any Scheduled Payment Advances that the Servicer determines to make and (iv) on and after an Event of Default or the occurrence and continuance of a Class A Trigger or Class B Trigger, all amounts remaining after clause FIFTH of subsection 7.05(a); provided, however, any
                                ------------------  --------  -------
amounts received by the Originator in connection with the purchase by Media Central LLC of the Loan to Brill Media Holdings will not be deemed to be "Principal Collections."

"Prior Transactions" collectively, the CP Transaction and the Heller
 ------------------
Transaction.

"Private Placement Memorandum" has the meaning given to such term in the
 ----------------------------
Purchase Agreement.

"Public Securities" means the securities issued by MCG in connection with its
 -----------------
initial public offering, and any subsequent securities issued by MCG in a transaction registered under the Securities Act of 1933.

"Purchase Agreement" means the Purchase Agreement, dated December 1, 2001, among
 ------------------
the Placement Agent, the Trust and MCG, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

"Qualified Institution" means (a) the corporate trust department of the
 ---------------------
Indenture Trustee or the corporate trust department of First Union National Bank, or (b) a depository institution organized under the laws of the United States or any one of the states thereof or the District of Columbia

(or any domestic branch of a foreign bank), (i) (A) that has either (1) a long-term unsecured debt rating acceptable to the Rating Agencies, or (2) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies, (B) the parent corporation, if such parent corporation guarantees the obligations of the depository institution, of which has either
(1) a long-term unsecured debt rating acceptable to the Rating Agencies, or (2) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies, or (C) otherwise satisfies the Rating Agency Condition, and (ii) whose deposits are insured by the FDIC and satisfies the Rating Agency Condition.

"Quarterly Report" has the meaning given to such term in Section 9.01.
 ----------------                                        ------------

"Rating Agency" means each of S&P, Moody's and Fitch, so long as such Persons
 -------------
maintain a rating on the Class A Notes and the Class B Notes; and if any of S&P, Moody's or Fitch no longer maintains a rating on the Class A Notes and the Class B Notes, such other nationally recognized statistical rating organization selected by the Trust Depositor.

"Rating Agency Condition" means, with respect to any action or series of related
 -----------------------
actions or proposed transaction or series of related proposed transactions, that each Rating Agency shall have notified the Trust Depositor, the Owner Trustee and the Indenture Trustee in writing that such action or series of related actions or the consummation of such proposed transaction or series of related transactions will not result in a Ratings Effect.

"Ratings Effect" means, with respect to any action or series of related actions
 --------------
or proposed transaction or series of related proposed transactions, a reduction or withdrawal of the rating of any outstanding Class with respect to which a Rating Agency has previously issued a rating as a result of such action or series of related actions or the consummation of such proposed transaction or series of related transactions.

"Record Date" means the last Business Day of the month immediately preceding a
 -----------
Remittance Date.

"Reducing Revolving Loans" means a Loan that is a revolving line of credit with
 ------------------------
a commitment that reduces over the life of the Loan.

"Reference Banks" means leading banks selected by the Indenture Trustee and
 ---------------
engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

"Released Amounts" means, with respect to any payment or collection received
 ----------------
with respect to any Loan on any Business Day (whether such payment or collection is received by the Servicer, the Owner Trustee or the Trust Depositor), an amount equal to that portion of such payment or collection on any Retained Interest released from the Loan Assets pursuant to Section 2.05.
                                                   ------------

"Released Mortgage Property Proceeds" means, as to any Loan secured by a
 -----------------------------------
Mortgaged Property, the proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the Lien of the related Mortgage, whether by partial condemnation, sale or otherwise, which is not released to the Obligor, the grantor or another creditor in accordance with the Requirements of Law, the governing documents, the Credit and Collection Policy and this Agreement.

"Remittance Date" means the 20th day of each January, April, July and October,
 ---------------
commencing January, 2002 or, if such 20th day is not a Business Day, on the next succeeding Business Day.

"Repossessed Collateral" means items of Collateral taken in the name of the
 ----------------------
Trust as a result of legal action enforcing the Lien on the Collateral resulting from a default on the related Loan.

"Required Reserve Amount" means, with respect to each Remittance Date, an amount
 -----------------------
equal to the sum of (i) the sum of the then current Class A Interest Amount and Class B Interest Amount and (ii) the Outstanding Loan Balance of each Loan that is more than sixty (60) days delinquent in any payment of interest on or principal of such Loan (without giving effect to any grace period), or would be so delinquent but for any amendment or modification made to such Loan resulting from the Obligor's inability to pay such Loan in accordance with its terms.

"Requirements of Law" for any Person means the certificate of incorporation or
 -------------------
articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or order or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

"Reserve Fund" means the Reserve Fund established and maintained pursuant to
 ------------
Section 7.01.
------------

"Reserve Fund Initial Balance" means an amount equal to $     (i.e., the product
 ----------------------------                            -----
of (a) the sum of the Outstanding Principal Balance of the Class A Notes and Class B Notes as of the Closing Date, (b) the weighted average Note Interest Rate applicable to the Class A Notes and Class B Notes as of the first (1st) day of the initial Interest Accrual Period (weighted by the Outstanding Principal Balance of each of the Class A Notes and Class B Notes) and (c) the quotient of 90 divided by 360).

"Responsible Officer" means, when used with respect to the Owner Trustee or the Indenture Trustee, any officer assigned to the Corporate Trust Office, including any Chief Executive Officer, President, Executive Vice President, Vice President, Assistant Vice President, Secretary, any Assistant Secretary, any trust officer or any other officer of the Owner Trustee or the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Trust Depositor, the Trust, the Originator or the Servicer, any Chief Executive Officer, the President, Executive Vice President, Vice President, Assistant Vice President, or Secretary or Assistant Secretary; provided, however, where any
                                                --------  -------
provision of the Transaction Documents requires a Responsible Officer to receive notice or have certain knowledge, such provision will be effective with respect to the Trust Depositor, the Trust, the

Originator or the Servicer only if its respective Chief Executive Officer, President, Chief Financial Officer, Executive Vice President or General Counsel receives such notice or has such knowledge.

"Retained Interest" means, for each Loan, the following interests, rights and
------------------
obligations in such Loan and under the associated Loan Documents, which are being retained by the Originator: (i) all of the obligations, if any, to provide additional funding with respect to such Loan, (ii) all of the rights and obligations, if any, of the agent(s) under the documentation evidencing such Loan, (iii) the applicable portion of the interests, rights and obligations under the documentation evidencing such Loan that relate to such portion(s) of the indebtedness that is owned by another lender or is being retained by the Originator, (iv) any unused, commitment or similar fees associated with the additional funding obligations that are not being transferred in accordance with clause (i) of this definition, (v) any agency or similar fees associated with
----------
the rights and obligations of the agent that are not being transferred in accordance with clause (ii) of this definition, (vi) any advisory, consulting or
                ----------
similar fees due from the Obligor associated with services provided by the agent that are not being transferred in accordance with clause (ii) of this
                                                  ----------
definition, (vii) the right to collect from such Obligor(s) the fees and expense reimbursements associated with the preparation, negotiation, execution, perfection and documentation of such Loan, the associated Collateral therefor, and any subsequent amendments, waivers, consents and restructuring thereof (which fees, for avoidance of doubt, shall not include any underwriting fees or fees serving as consideration for amendments and waivers) and (viii) any and all warrants, options, and other equity instruments issued in the name of MCG or its Affiliates in connection with or relating to any Loan.

"S&P" means Standard and Poor's Rating Services, a division of The McGraw Hill
 ---
Companies or any successor thereto.

"SAIF" means the Savings Association Insurance Fund, or any successor thereto.
 ---

"Scheduled Payment" means, with respect to any Loan, the payment of principal
 -----------------
and/or interest scheduled to be made by the related Obligor under the terms of such Loan after the related Cutoff Date, as adjusted pursuant to the terms of the related Underlying Note and Loan Documents, and any such payment received after the related Cutoff Date.

"Scheduled Payment Advance" means, with respect to any Remittance Date, the
 -------------------------
amounts, if any, deposited by the Servicer in the Principal and Interest Account for such Remittance Date in respect of Scheduled Payments (or portions thereof) pursuant to Section 5.09.
            ------------

"Securities" means the Notes and the Certificate, or any of them.
 ----------

"Securities Act" means the Securities Act of 1933, as amended from time to time.
 --------------

"Securityholders" means the Holders of the Notes or the Certificate.
 ---------------

"Servicer" means initially MCG, or its successor, until any Servicer Transfer
 --------
hereunder or the resignation or permitted assignment by the Servicer and thereafter means the Successor Servicer appointed pursuant to Article VIII with respect to the duties and obligations
                      ------------
required of the Servicer under this Agreement.

"Servicer Default" shall have the meaning specified in Section 8.01.
 ----------------                                      ------------

"Servicer Employees" shall have the meaning specified in Section 5.04.
 ------------------                                      ------------

"Servicer Transfer" has the meaning given to such term in subsection 8.02(b).
 -----------------                                        ------------------

"Servicing Advances" means, all reasonable and customary "out-of-pocket" costs
 ------------------
and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Collateral, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the Foreclosed Property or Repossessed Collateral, (iv) compliance with the obligations under this Agreement, which "Servicing Advances" are reimbursable to the Servicer to the extent provided in subsection 5.10(d) of this Agreement, and
                                       ------------------
(v) in connection with the liquidation of a Loan, for all of which costs and expenses the Servicer is entitled to reimbursement thereon up to a maximum rate per annum equal to the related Loan Rate.

"Servicing Fee" has the meaning given to such term in Section 5.11.
 -------------                                        ------------

"Servicing Fee Percentage" means 1.00%.
 ------------------------

"Servicing Officer" means any officer of the Servicer involved in, or
 -----------------
responsible for, the administration and servicing of Loans whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Indenture Trustee by the Servicer, as the same may be amended from time to time.

"Solvent" means, as to any Person at any time, that (a) the fair value of the
 -------
property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (d) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital.

"Subsequent Cutoff Date" means the date specified as such for Substitute Loans
 ----------------------
in the related Subsequent Transfer Agreement.

"Subsequent List of Loans" means a list, in the form of the initial List of
 ------------------------
Loans delivered on the Closing Date, but listing each Substitute Loan transferred to the Trust pursuant to the related Subsequent Transfer Agreement.

"Subsequent Purchase Agreement" means, with respect to any Substitute Loans, the
 -----------------------------
agreement between the Originator and the Trust Depositor pursuant to which the Originator will transfer the Substitute Loans to the Trust Depositor, the form of which is attached to hereto as Exhibit J.
                                  ---------

"Subsequent Transfer Agreement" means the agreement described in Section
 -----------------------------                                   -------
2.04(b)(5) hereof, the form of which is attached hereto as Exhibit I.
----------                                                 ---------

"Subsequent Transfer Date" means any date on which Substitute Loans are
 ------------------------
transferred to the Trust.

"Subservicer" means any direct or indirect wholly-owned subsidiary of MCG that
 -----------
MCG has identified as a subservicer or additional collateral agent or any other Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies the requirements set forth in subsection 5.02(a) of the Sale and
                                        ------------------
Servicing Agreement in respect of the qualification of a Subservicer.

"Subservicing Agreement" means any agreement between the Servicer and any
 ----------------------
Subservicer relating to subservicing and/or administration of certain Loans as provided in this Agreement, a copy of which shall be delivered, along with any modifications thereto, to the Indenture Trustee.

"Substitute Loan" means a Loan that (a) is transferred to the Trust under and in
 ---------------
accordance with Section 2.04 and/or Section 2.07 and identified in the related
                ------------        ------------
Addition Notice, and (b) becomes part of the Loan Pool; provided, however, the
                                                        --------  -------
Loan to Media Central LLC will not be deemed to be a "Substitute Loan."

"Substitute Loan Qualification Conditions" means, with respect to any Substitute
 ----------------------------------------
Loan being transferred to the Trust pursuant to Section 2.04 and/or Section
                                                ------------        -------
2.07, the accuracy of each of the following statements as of the related Cutoff
----
Date for such Loan:

     (a) the current weighted average Loan Rate on such Substitute Loan is equal to or greater than the current weighted average Loan Rate on the Loan identified on the related Addition Notice as the Loan to be released by the Trust to the Trust Depositor and reconveyed to the Originator in exchange for such Substitute Loan;

     (b) the then current weighted average gross interest rate (i.e., the sum of Loan Rate and any paid in kind interest that will be deferred) of the Substitute Loan must be within ten (10) percent of the then current weighted average gross interest rate on the Loan identified on the related Addition Notice as the Loan to be released by the Trust to the Trust Depositor and reconveyed to the Originator in exchange for such Substitute Loan;

     (c) the Outstanding Loan Balance of such Substitute Loan is equal to or greater than that of the Loan identified on the related Addition Notice as the Loan to be released by the Trust to the Trust Depositor and reconveyed to the Originator in exchange for such Substitute Loan; and

     (d) after giving effect to such substitution, no Class will have its Legal Final Maturity Date extended.

"Substitution Event" shall have occurred if a Loan then held in the Trust and
 ------------------
identified in the related Addition Notice is either (a) a Prepaid Loan, (b) a Loan that becomes subject to a Material Modification, (c) a Charged-Off Loan or past due in payment or has a covenant default or (d) the subject of a breach of a representation or warranty under this Agreement or other provision, which breach or other provision, in the absence of a substitution of a Substitute Loan for such Loan pursuant to Section 2.04, would require the payment of a Transfer
                          ------------
Deposit Amount to the Trust in respect of such Loan pursuant to Section 11.01;
                                                                -------------
provided, that, no Substitution Event shall be deemed to occur under clauses (a)
--------  ----                                                       -----------
or (c) to the extent Loans having an initial aggregate Outstanding Loan Balance
    -
of 20% or greater of the Initial Aggregate Outstanding Loan Balance have previously been substituted under such clauses pursuant to Section 2.04 or
                                                           ------------
substituted or repurchased under such clauses pursuant to Section 2.07.
                                                          ------------

"Successor Backup Servicer" has the meaning given to such term in Section 8.10.
 -------------------------                                        -------------

"Successor Servicer" has the meaning given to such term in subsection 8.02(b).
 ------------------                                        ------------------

"Tape" has the meaning given to such term in subsection 5.15(b).
 ----                                        ------------------

"Telerate Page 3750" means the display page currently so designated on the Dow
 ------------------
Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

"Three-Month Index Maturity" has the meaning given to such term in Section 7.06.
 --------------------------                                        ------------

"Traditional Revolving Loans" means a Loan that is a revolving line of credit
 ---------------------------
with a commitment that does not vary over the life of the Loan.

"Transaction Documents" means this Agreement, the Indenture, the Trust
 ---------------------
Agreement, the Loan Sale Agreement, the Purchase Agreement, any Subsequent Transfer Agreement, and any Subsequent Purchase Agreement, as such agreements are amended, modified, restated, replaced, substituted, waived, supplemented or extended from time to time.

"Transfer and Servicing Agreements" means collectively this Agreement and the
 ---------------------------------
Loan Sale Agreement.

"Transfer Date" means each date on which the Trust Depositor transfers Loans, or
 -------------
portions thereof, to the Trust.

"Transfer Deposit Amount" means, with respect to each Ineligible Loan or
 -----------------------
Substitute Loan, on any date of determination, the sum of the Outstanding Loan Balance of such Loan, together with accrued interest thereon through such date of determination at the Loan Rate provided for thereunder, and any outstanding Scheduled Payment Advances thereon that have not been waived by the Servicer entitled thereto.

"Trust" means the trust created by the Trust Agreement and funded pursuant to
 -----
this Agreement, consisting of the Loan Assets.

"Trust Account Property" means the Trust Accounts, all amounts and investments
 ----------------------
held from time to time in any Trust Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise) including, without limitation, the Reserve Fund Initial Balance, and all proceeds of the foregoing.

"Trust Accounts" means, collectively, the Principal and Interest Account
 --------------
(including the Principal Collection Account and Interest Collection Account), the Reserve Fund and the Note Distribution Account, or any of them.

"Trust Agreement" means the Trust Agreement, dated as of the date hereof,
 ---------------
between the Trust Depositor and the Owner Trustee.

"Trust Depositor" has the meaning given to such term in the Preamble.
 ---------------                                            --------

"Trust Estate" shall have the meaning given to such term in the Trust Agreement.
 ------------

"Trustees" means the Owner Trustee and the Indenture Trustee, or any of them
 --------
individually as the context may require.

"UCC" means the Uniform Commercial Code, as amended from time to time, as in
 ---
effect in any specified jurisdiction.

"Underlying Note" means the one or more promissory notes executed by an Obligor
 ---------------
evidencing a Loan.

"United States" means the United States of America.
 -------------

"Unreimbursed Scheduled Payment Advances" means, at any time, the amount of all
 ---------------------------------------
previous Scheduled Payment Advances (or portions thereof) as to which the Servicer has not been reimbursed as of such time pursuant to Sections 7.03 or
                                                             -------------
7.05 and which the Servicer has determined in its sole discretion are
----
Uncollectible Scheduled Payment Advances, and with respect to which the Servicer has given a written certification to such effect to each Trustee.

     Section 1.02 Usage of Terms.
                  --------------

     With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

     Section 1.03 Section References.
                  ------------------

     All Section references (including references to the Preamble), unless
                                                         --------
otherwise indicated, shall be to Sections (and the Preamble) in this Agreement.
                                                   --------

     Section 1.04 Calculations.
                  ------------

     Except as otherwise provided herein, all interest rate and basis point calculations hereunder will be made on the basis of a 360 day year and the actual days elapsed in the relevant period and will be carried out to at least three decimal places.

     Section 1.05 Accounting Terms.
                  ----------------

     All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

                                   ARTICLE II

                 ESTABLISHMENT OF TRUST; TRANSFER OF LOAN ASSETS

     Section 2.01 Creation and Funding of Trust; Transfer of Loan Assets.
                  ------------------------------------------------------
     (a) The Trust shall be created pursuant to the terms and conditions of the Trust Agreement, upon the execution and delivery of the Trust Agreement and the filing by the Owner Trustee of an appropriately completed Certificate of Trust (as defined in the Trust Agreement) under the Business Trust Statute. The Trust Depositor, as settlor of the Trust, shall fund and convey assets to the Trust pursuant to the terms and provisions hereof. The Trust shall be administered pursuant to the provisions of this Agreement and the Trust Agreement for the benefit of the Noteholders and Certificateholder. The Owner Trustee is hereby specifically recognized by the parties hereto as empowered to conduct business dealings on behalf of the Trust in accordance with the terms hereof and of the Trust Agreement. The Servicer is hereby specifically recognized by the parties hereto as empowered to act on behalf of the Trust and the Owner Trustee in accordance with subsections 5.02(e) and (h) hereof.
                -------------------     ---

     (b) Subject to and upon the terms and conditions set forth herein, the Trust Depositor hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust, for a purchase price consisting of $262,637,072.84 in cash (less placement expenses and certain other expenses associated with the initial offer and sale of the Notes the proceeds of which represent the consideration paid by the Trust herein) the Class C Notes and the Certificate, all the right, title and interest of the Trust Depositor in and to the following (the Trust Depositor's interest in items (i)-(vi) below, being collectively referred to herein as the "Loan Assets"):
               -----------

          (i) the Initial Loans, all payments paid in respect thereof and all monies due, to become due or paid in respect thereof accruing on and after the Initial Cutoff Date and all Liquidation Proceeds and recoveries thereon, in each case as they arise after the Initial Cutoff Date, but not including the Retained Interest or Interest Collections received prior to December 1, 2001;

          (ii) all security interests and liens and Collateral subject thereto from time to time purporting to secure payment by Obligors under such Loans;

          (iii) all guaranties, indemnities and warranties, and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Loans;

          (iv) all collections and records (including computer records) with respect to the foregoing;

          (v) all documents relating to the Loan Files; and

          (vi) all income, payments, proceeds and other benefits of any and all of the foregoing.

     (c) The Originator and the Trust Depositor acknowledge that the representations and warranties of the Trust Depositor in Sections 3.01, 3.02,
                                                         -------------  ----
3.03, 3.04 and 3.05 will run to and be for the benefit of the Trust and the
----  ----     ----
Trustees and the Trust and the Trustees may enforce, directly without joinder of Trust Depositor, the repurchase obligations of the Originator with respect to breaches of such representations and warranties as set forth herein and in
Section 11.01.
-------------

     (d) The sale, transfer, assignment, set-over and conveyance of the Loan Assets by the Trust Depositor to the Trust pursuant to this Agreement does not constitute and is not intended to result in a creation or an assumption by the Trust Depositor or the Trust of any obligation of the Originator in connection with the Loan Assets, or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor, if any, not financed by the Originator, or (1) any taxes, fees, or other charges imposed by any Governmental Authority and (2) any insurance premiums that remain owing with respect to any Loan at the time such Loan is sold hereunder. The Trust Depositor also hereby assigns to the Trust all of the Trust Depositor's right, title and interest (but none of its obligations) under the Loan Sale Agreement, including but not limited to the Trust Depositor's right to exercise the remedies created by the Loan Sale Agreement.

     (e) The Originator, Trust Depositor and Trust intend and agree that (i) the transfer of the Loan Assets to the Trust Depositor and the transfer of the Loan Assets to the Trust are intended to be a sale, conveyance and transfer of ownership of the Loan Assets, as the case may be, rather than the mere granting of a security interest to secure a borrowing and (ii) such Loan Assets shall not be part of the Originator's or the Trust Depositor's estate in the event of a filing of a bankruptcy petition or other action by or against such Person under any Insolvency Law. In the event, however, that notwithstanding such intent and agreement, such transfers are deemed to be of a mere security interest to secure indebtedness, the Originator shall be deemed to have granted the Trust Depositor and the Trust Depositor shall be deemed to have granted the Trust, as the case may be, a perfected first priority security interest in such Loan Assets respectively and this Agreement shall constitute a security agreement under Requirements of Law, securing the repayment of the purchase price paid hereunder and the obligations and/or interests represented by the Securities, in the order and priorities, and subject to the other terms and conditions of, this Agreement, the Indenture and the Trust Agreement, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties hereto and thereto.

     If any such transfer of the Loan Assets is deemed to be the mere granting of a security interest to secure a borrowing, the Trust Depositor may, to secure the Trust Depositor's own borrowing under this Agreement (to the extent that the transfer of the Loan Assets thereunder is deemed to be a mere granting of a security interest to secure a borrowing) repledge and reassign (1) all or a portion of the Loan Assets pledged to Trust Depositor by the Originator and with respect to which the Trust Depositor has not released its security interest at the time of such pledge and assignment, and (2) all proceeds thereof. Such repledge and reassignment may be made by Trust Depositor with or without a repledge and reassignment by Trust Depositor of its rights under any agreement with the Originator, and without further notice to or acknowledgment from the Originator. The Originator waives, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against Trust Depositor or any assignee of Trust Depositor relating to such action by Trust Depositor in connection with the transactions contemplated by this Agreement.

     Section 2.02 Conditions to Transfer of Loan Assets to Trust.
                  ----------------------------------------------

     On or before the Closing Date, the Originator or the Trust Depositor, as applicable, shall deliver or cause to be delivered to the Owner Trustee and Indenture Trustee each of the documents, certificates and other items as follows:

          (i) a certificate of an officer of the Originator substantially in the form of Exhibit C hereto;
             ---------

          (ii) copies of resolutions of the Board of Directors of the Originator, the Servicer and the member of the Trust Depositor or of the Executive Committee of the Board of Directors of the Originator, the Servicer and the member of the Trust Depositor approving the execution, delivery and performance of this Agreement and the transactions contemplated hereunder, certified in each case by the Secretary or an Assistant Secretary of the Originator, the Servicer and member of the Trust Depositor;

          (iii) officially certified recent evidence of due incorporation and good standing of the Originator under the laws of the State of Delaware;

          (iv) the initial List of Loans, certified by an officer of the Trust Depositor, together with an Assignment substantially in the form of Exhibit
                                                                         -------
     A (along with the delivery of any instruments and Loan Documents as
     -
     required under Section 2.06);
                    ------------

          (v) a certificate of an officer of the Trust Depositor substantially in the form of Exhibit B hereto;
                    ---------

          (vi) a letter from Ernst & Young LLP or another nationally recognized accounting firm, addressed to the Originator and the Trust Depositor, stating that such firm has reviewed a sample of the Initial Loans and performed specific procedures for such sample with respect to certain loan terms and that identifies those Initial Loans that do not conform;

          (vii) [Reserved];
                 --------

          (viii) officially certified, recent evidence of due organization and good standing of the Trust Depositor under the laws of the State of Delaware;

          (ix) evidence of proper filing with appropriate offices in the State of Delaware of UCC financing statements executed by the Originator, as debtor, naming the Trust Depositor as secured party (and the Owner Trustee as assignee) and identifying the Loan Assets as collateral; and evidence of proper filing with appropriate officer in the State of Delaware of UCC financing statements executed by the Trust Depositor, as debtor, naming the Owner Trustee as secured party (and the Indenture Trustee as assignee) and identifying the Loan Assets as collateral; and evidence of proper filing with appropriate officers in the State of Delaware of UCC financing statements executed by the Trust and naming the Indenture Trustee as secured party and identifying the Indenture Collateral, as collateral;

          (x) an Officer's Certificate listing the Servicer's Servicing
     Officers;

          (xi) evidence of deposit in the Principal and Interest Account of all funds received with respect to the Initial Loans on and after the Initial Cutoff Date to the date two (2) days preceding the Closing Date, together with an Officer's Certificate from the Servicer to the effect that such amount is correct;

          (xii) evidence of deposit in the Reserve Fund of the Reserve Fund Initial Balance by the Trust; and

          (xiii) a fully executed copy of the Transaction Documents.

     Section 2.03 Acceptance by Owner Trustee.
                  ---------------------------

         On the Closing Date, if the conditions set forth in Section 2.02 have
                                                             ------------
been satisfied, the Trust shall issue to, or upon the order of, the Trust Depositor the Certificate representing ownership of a beneficial interest in 100% of the Trust and the Trust shall issue, and the Indenture Trustee shall authenticate, to, or upon the order of, the Trust Depositor the Notes secured by the Indenture Collateral. The Owner Trustee hereby acknowledges its acceptance, on behalf of the Trust, of the Loan Assets, and declares that it shall maintain such right, title and interest in accordance with the terms of this Agreement and the Trust Agreement upon the trust herein and therein set forth.

     Section 2.04 Conveyance of Substitute Loans.
                  ------------------------------

     (a) Subject to subsections 2.01(d) and (e) and the satisfaction of the
                    -------------------      -
conditions set forth in subsection 2.04(c), at the option of the Trust
                        ------------------
Depositor, the Originator may at its option (but shall not be obligated to) sell, transfer, assign, set over and otherwise convey to the Trust Depositor (by delivery of an executed Subsequent Purchase Agreement substantially in the form attached as Exhibit J hereto), without recourse other than as expressly provided
            ---------
herein and therein (and the Trust Depositor shall be required to purchase through cash payment or by exchange of one or more related Loans released by the Trust to the Trust Depositor on the Subsequent Transfer Date), all the right, title and interest of the Trust Depositor in and to the following (the Trust Depositor's interest in property in clauses (i)-(vi) below, upon such transfer,
                                    ----------------
becoming part of the "Loan Assets"):
                      -----------

          (i) the Substitute Loans listed in the related Addition Notice, all payments paid in respect thereof and all monies due, to become due or paid in respect thereof accruing on and after the related Subsequent Cutoff Dates and all Liquidation Proceeds and recoveries thereon, in each case as they arise after the related Subsequent Cutoff Dates, but not including the Retained Interest or Interest Collections received prior to December 1, 2001;

          (ii) all security interests and liens and Collateral subject thereto from time to time purporting to secure payment by Obligors under such Loans;

          (iii) all guaranties, indemnities and warranties, and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Loans;

          (iv) all collections and records (including computer records) with respect to the foregoing;

          (v) all documents relating to the Loan Files; and

          (vi) all income, payments, proceeds and other benefits of any and all of the foregoing.

     (b) Subject to subsections 2.01(d) and (e) and the conditions set forth in
                    -------------------     ---
subsection 2.04(c), the Trust Depositor shall sell, transfer, assign, set over
------------------
and otherwise convey to the Trust, without recourse other than as expressly provided herein and therein, (i) all the right, title and interest of the Trust Depositor in and to the Substitute Loans purchased pursuant to subsection
                                                               ----------
2.04(a), and (ii) all other rights and property interests consisting of Loan
-------
Assets related to such Substitute Loans (the property in clauses (i) - (ii)
                                                         ------------------
above, upon such transfer, becoming part of the "Loan Assets").
                                                 -----------

     (c) The Originator shall transfer to the Trust Depositor and the Trust Depositor shall transfer to the Trust the Substitute Loans and the other property and rights related thereto described in subsection 2.04(a) only upon
                                                 ------------------
the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date (and the delivery of a related Addition Notice by the Trust Depositor shall be deemed a representation and warranty by the Trust Depositor and of the Originator, that such conditions have been or will be, as of the related Subsequent Transfer Date, satisfied):

          (i) the Trust Depositor shall have provided the Owner Trustee and the Indenture Trustee with a timely Addition Notice complying with the definition thereof contained herein, which Notice shall in any event be no later than ten (10) Business Days prior to the date of addition;

          (ii) there shall have occurred, with respect to each such Substitute Loan, a corresponding Substitution Event with respect to one or more Loans then in the Loan Pool;

          (iii) the Substitute Loan(s) being conveyed to the Trust satisfy the Substitute Loan Qualification Conditions;

          (iv) the Originator shall have delivered to the Trust Depositor a duly executed written assignment in substantially the form of Exhibit J hereto
                                                              ---------
     (the "Subsequent Purchase Agreement"), which shall include a Subsequent
           -----------------------------
     List of Loans listing the Substitute Loans;

          (v) the Trust Depositor shall have delivered to the Trust a duly executed written assignment (including an acceptance by the Owner Trustee) in substantially the form of Exhibit I hereto (the "Subsequent Transfer
                                  ---------              -------------------
     Agreement"), which shall include a Subsequent List of Loans listing the
     ---------
     Substitute Loans;

          (vi) the Trust Depositor shall have deposited or caused to be deposited in the Principal and Interest Account all Principal Collections and Interest Collections received with respect to the Substitute Loans on and after the related Subsequent Cutoff Date;

          (vii) each of the representations and warranties made by the Trust Depositor pursuant to Sections 3.02, 3.03(i), (ii) and (iv), 3.04, and 3.05
                           -------------  -------   --       --   ----      ----
     applicable to the Substitute Loans shall be true and correct as of the related Subsequent Transfer Date; provided, however, that, (a) with respect
                                       --------- -------  ----
     to the representation and warranty made by the Trust Depositor in subsection 3.05(a), such representation and warranty shall only apply to a
     ------------------
     Loan that is being substituted for a Loan that is not an Eligible Loan and
     (b) with respect to the representations and warranties made by the Trust Depositor in subsections 3.03(iv) and 3.05, such representations and
                  --------------------     ----
     warranties shall be determined based upon the Outstanding Loan Balances of the Substitute Loans as of the applicable Subsequent Transfer Date over the Initial Aggregate Outstanding Loan Balance;

          (viii) the Originator shall, at its own expense, on or prior to the Subsequent Transfer Date, indicate in its Computer Records that ownership of the Substitute Loans identified on the Subsequent List of Loans in the Subsequent Transfer Agreement has been sold to the Trust through the Trust Depositor pursuant to this Agreement; and

          (ix) prior to such substitution the Originator has received written confirmation from the Rating Agencies (which shall respond to the Originator within ten (10) Business Days after receiving written notice from the Originator of its intention to substitute a Loan) that the proposed substitution will not result in a reduction or withdrawal of the rating on the Class A Notes or Class B Notes; provided, however, that any
                                                   --------  -------
     failure by each of the Rating Agencies to respond to the Originator shall be deemed a non-approval by the Rating Agencies.

     Section 2.05 Release of Released Amounts.
                  ----------------------------

     (a) The parties hereto acknowledge and agree that the Trust has no interest in the Retained Interest and Released Amounts. The Indenture Trustee hereby agrees to release to the Trust from the Loan Assets, and the Trust hereby agrees to release to the Trust Depositor, an amount equal to the Released Amounts immediately upon identification thereof and upon receipt of an Officer's Certificate of the Servicer, which release shall be automatic and shall require no further act by the Indenture Trustee or the Trust; provided, that, the
                                                      --------  ----
Indenture Trustee and Owner Trustee shall execute and deliver such instruments of release and assignment or other documents, or otherwise confirm the foregoing release, as may reasonably be requested by the Trust Depositor in writing. Such Released Amounts shall not constitute and shall not be included in the Loan Assets.

     (b) Immediately upon the release to the Trust Depositor by the Indenture Trustee of the Released Amounts, the Trust Depositor hereby irrevocably agrees to release to the Originator such Released Amounts, which release shall be automatic and shall require no further act by the Trust Depositor; provided,
                                                                   --------
that, the Trust Depositor shall execute and deliver such instruments of release
----
and assignment, or otherwise confirming the foregoing release of any Released Amounts, as may be reasonably requested by the Originator.

     Section 2.06 Delivery of Documents in the Loan File; Recording of
                  ----------------------------------------------------
                  Assignments of Mortgage.
                  ------------------------

     (a) Subject to the delivery requirements set forth in subsection 2.06(b),
                                                           -----------------
the Trust hereby authorizes and directs the Originator and the Trust Depositor to deliver possession of all the Loan Files to the Indenture Trustee on behalf of and for the account of the Noteholders. The Originator and the Trust Depositor shall also identify on the List of Loans (including any deemed amendment thereof associated with any Substitute Loans), whether by attached schedule or marking or other effective identifying designation, all Loans that are or are evidenced by such instruments.

     (b) With respect to each Loan in the Loan Pool on or before the related Transfer Date, the Trust Depositor will deliver or cause to be delivered to the Indenture Trustee, to the extent not previously delivered, each of the documents in the Loan File with respect to such Loan, except that (i) the original recorded Mortgage in those instances where a copy thereof certified by the Originator was delivered to the Indenture Trustee will be delivered or caused to be delivered within ten (10) Business Days after receipt thereof, and in any event within one (1) year after the related Transfer Date, (ii) any intervening Assignments of Mortgage in those instances where copies thereof certified by the Originator were delivered to the Indenture Trustee, will be delivered or caused to be delivered within ten (10) Business Days after the receipt thereof, and in any event, within one (1) year of the related Transfer Date and (iii) the items described in clause (ii)(i) of
                                                              --------------
the Loan File definition will be delivered or caused to be delivered within one hundred twenty (120) days after the related Transfer Date. Notwithstanding the foregoing in clauses (i) and (ii) of this subsection 2.06(b), in those instances
             -----------      --          ------------------
where the public recording office retains the original Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Trust Depositor shall be deemed to have satisfied its obligations hereunder upon delivery to the Indenture Trustee of a copy of such Mortgage or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

     (c) Prior to the occurrence of an Event of Default or a Servicer Default, the Indenture Trustee shall not record the Assignments of Mortgage delivered pursuant to subsection 2.06(b). Upon the occurrence of an Event of Default or a
            ------------------
Servicer Default, the Indenture Trustee shall cause to be recorded in the appropriate offices each Assignment of Mortgage delivered to it. Each such recording shall be at the expense of the Servicer; provided, however, to the
                                                   --------  -------
extent the Servicer does not pay such expense then the Indenture Trustee shall be reimbursed pursuant to the provisions of Section 7.05.
                                            -------------

     Section 2.07 Optional Purchase or Substitution by the Servicer for Prepaid
                  -------------------------------------------------------------
                  or Charged-Off Loans.
                  --------------------

     The Servicer shall have the right, but not the obligation, to purchase, or substitute for, any Prepaid Loan or Charged-Off Loan or a Loan that is past due in payment or has a covenant default, or any portion thereof, subject to the limitations set forth in this Section 2.07. In the case of a purchase, the
                              ------------
Servicer shall deposit in the Principal and Interest Account, on the next succeeding Determination Date, an amount equal to the Transfer Deposit Amount for such Loan (or applicable portion thereof) as of the date of such purchase. In the case of a substitution, the Servicer shall deliver to the Trust one or more Substitute Loans satisfying the Substitute Loan Qualification Conditions. Any such substitution shall be made in accordance with the provisions of Section
                                                                         -------
2.04. On the date of such substitution, the Servicer shall deliver to the
----
Indenture Trustee a certificate stating that such Loan satisfies each of the Substitute Loan Qualification Conditions. The Servicer, the Trust and the Indenture Trustee shall execute and deliver such instruments, consents or other documents and perform all acts reasonably requested by the Servicer in order to effect the transfer and release of any of the Trust's interests in the Loans that is being purchased or substituted. In no event, however, may the initial aggregate Outstanding Loan Balance of (i) Prepaid Loans, Charged-Off Loans and Loans that are past due in payment or have a covenant default purchased or substituted for pursuant to this Section 2.07, and (ii) Prepaid Loans,
                                 ------------
Charged-Off Loans and Loans that are past due in payment or have a covenant default substituted pursuant to Section 2.04 exceed 20% of the Initial
                                         ------------
Aggregate Outstanding Loan Balance.

     Section 2.08 Certification by Indenture Trustee; Possession of Loan Files.
                  ------------------------------------------------------------

     (a) On or prior to the applicable Transfer Date, the Indenture Trustee shall review the portion of the Loan File required to be delivered pursuant to subsection 2.06(b) on the applicable Transfer Date and shall deliver to the
------------------
Originator, the Trust Depositor and the Servicer a certification in the form attached hereto as Exhibit L-1 on or prior to such Transfer Date. Within two (2)
                   -----------
Business Days after the Indenture Trustee receives the portion of the Loan File permitted to be delivered after the applicable Transfer Date pursuant to subsection 2.06(b), the Indenture Trustee shall deliver to the Originator, the
------------------
Trust Depositor and the Servicer a certification in the form attached hereto as Exhibit L-1. Within 360 days after each Transfer Date (or, with respect to any
-----------
Substitute Loan, within 360 days after the assignment thereof), the Indenture Trustee shall deliver to the Originator, the Servicer, the Trust Depositor and any Noteholder who requests a copy from the Indenture Trustee a final certification in the form attached hereto as Exhibit L-2 evidencing the
                                             -----------
completeness of the Loan Files with respect to the Loans being transferred on such Transfer Date.

     (b) If the Indenture Trustee during the process of reviewing the Loan Files finds any document constituting a part of a Loan File which is not properly executed, has not been received, is unrelated to a Loan identified in the List of Loans, or does not conform in a material respect to the requirements of the definition of Loan File, or the description thereof as set forth in the List of Loans, the Indenture Trustee shall promptly so notify the Originator, the Trust Depositor and the Servicer. In performing any such review, the Indenture Trustee may conclusively rely on the Originator as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Indenture Trustee's review of the Loan Files is limited solely to confirming that the documents listed in the definition of Loan File have been executed and received and relate to the Loans identified in the List of Loans; provided, however, with respect to the UCC financing statements referenced in clause (i) of the definition of Loan File, the Indenture Trustee's sole responsibility will be to confirm that the Loan File contains UCC financing statements and not to make determinations about the materiality of such UCC financing statements. The Originator agrees to use reasonable efforts to remedy a material defect in a document constituting part of a Loan File of which it is so notified by the Indenture Trustee. If, however, within thirty (30) days after the Indenture Trustee's notice to it respecting such material defect the Originator has not remedied the defect and such defect materially and adversely affects the value of the related Loan, such Loan will be treated as an "Ineligible Loan" and the Originator will (i) substitute in lieu of such Loan a Substitute Loan in the manner and subject to the conditions set forth in Section 11.01 or (ii)
                                                  -------------
repurchase such Loan at a purchase price equal to the Transfer Deposit Amount, which purchase price shall be deposited in the Principal and Interest Account within such thirty (30) day period.

     (c) Release of Entire Loan File Upon Substitution. Subject to subsection
         ---------------------------------------------             ----------
5.08(a), upon receipt by the Indenture Trustee of a certification of a Servicing
------
Officer of the Servicer of such substitution or of such purchase and the deposit of the amounts described in subsection 2.08(b) in the Principal and Interest
                            ------------------
Account (which certification shall be in the form of Exhibit M hereto), the
                                                     ---------
Indenture Trustee shall release to the Servicer for release to the Originator the related Loan File and the Indenture Trustee and the Trust shall execute, without recourse, and deliver such instruments of transfer necessary to transfer all right, title and interest in such Loan to the Originator free and clear of any Liens created by the Transaction Documents. All costs of any such transfer shall be borne by the Servicer.

     (d) Partial Release of Loan File and/or Collateral. Subject to subsection
         ----------------------------------------------             ----------
5.08(b), if in connection with taking any action in connection with a Loan
-------
(including, without limitation, the amendment to documents in the Loan File and/or a revision to Collateral) the Servicer requires any item constituting part of the Loan File, or the release from the lien of the related Loan of all or part of any Collateral, the Servicer shall deliver to the Indenture Trustee a certificate to such effect in the form attached as Exhibit M hereto. Upon
                                                   ---------
receipt of such certification, the Indenture Trustee shall deliver to the Servicer within two (2) Business Days of such request (if such request was received by 2:00 p.m., central time), the requested documentation, and the Indenture Trustee shall execute, without recourse, and deliver such instruments of transfer necessary to release all or the requested part of the Collateral from the lien of the related Loan and/or the Lien under the Transaction Documents.

     (e) On the Remittance Date in March of each year, commencing March 2003, the Indenture Trustee shall deliver to the Originator, the Trust Depositor and the Servicer a certification detailing all transactions with respect to the Loans for which the Indenture Trustee holds the Loan Files pursuant to this Agreement during the prior calendar year. Such certification shall list all Loan Files which were released by or returned to the Indenture Trustee during the prior calendar year, the date of such release or return and the reason for such release or return.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     The Trust Depositor makes, and upon execution of each Subsequent Purchase Agreement is deemed to make, the following representations and warranties in Sections 3.01, 3.02, 3.03, 3.04 and 3.05, on which the Trust will rely in
-------------  ----  ----  ----     ----
purchasing the Loan Assets on the Closing Date (and on any Subsequent Transfer
Date), and on which the Noteholders and Certificateholders will rely.

     Such representations and warranties are given as of the execution and delivery of this Agreement and as of the Closing Date (or Subsequent Transfer Date, as applicable), but shall survive the sale, transfer and assignment of the Loan Assets to the Trust. The repurchase obligation or substitution obligation of the Trust Depositor set forth in Section 11.01 constitutes the sole remedy
                                    -------------
available for a breach of a representation or warranty of the Trust Depositor set forth in Sections 3.01, 3.02, 3.03, 3.04 or 3.05 of this Agreement. Except
             -------------  ----  ----  ----    ----
as otherwise provided in Section 2.04(c)(vii), the Trust Depositor shall not be
                         --------------------
deemed to be remaking any of the representations set forth in Section 3.03 on a
                                                              ------------
Subsequent Transfer Date with respect to the Substitute Loans, as such representations relate solely to the composition of the Initial Loans conveyed on the Closing Date.

     Section 3.01 Representations and Warranties Regarding the Trust Depositor.
                  -------------------------------------------------------------

     By its execution of this Agreement and each Subsequent Transfer Agreement, the Trust Depositor represents and warrants to the Trust, the Indenture Trustee, the Noteholders and the Certificateholder that:

     (a) Organization and Good Standing. The Trust Depositor is a limited
         ------------------------------
liability company duly organized, validly existing and in good standing under the laws of Delaware and has the power to own its assets and to transact the business in which it is currently engaged. The Trust Depositor is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Trust Depositor or the Trust.

     (b) Authorization; Valid Sale; Binding Obligations. The Trust Depositor has
         ----------------------------------------------
the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which it is a party, and to create the Trust and cause it to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to cause the Trust to be created. This Agreement and each Subsequent Transfer Agreement, if any, shall effect a valid sale, transfer and assignment of or grant a security interest in the Loan Assets from the Trust Depositor to the Trust, enforceable against the Trust Depositor and creditors of and purchasers from the Trust Depositor. This Agreement and the other Transaction Documents to which the Trust Depositor is a party constitute the legal, valid and binding obligation of the Trust Depositor enforceable in accordance with their terms, except as enforcement of such terms may be limited by applicable Insolvency Laws and general principles of equity, whether considered in a suit at law or in equity.

     (c) No Consent Required. The Trust Depositor is not required to obtain the
         -------------------
consent of any other party (other than those that it has already obtained) or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority (other than those that it has already obtained) in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

     (d) No Violations. The execution, delivery and performance of this
         -------------
Agreement and the other Transaction Documents to which it is a party by the Trust Depositor, and the consummation of the transactions contemplated hereby and thereby, will not violate any material Requirement of Law applicable to the Trust Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Trust Depositor is a party or by which the Trust Depositor or any of the Trust Depositor's properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

     (e) Litigation. No litigation or administrative proceeding of or before any
         ----------
court, tribunal or governmental body is currently pending, or to the knowledge of the Trust Depositor threatened, against the Trust Depositor or any of its properties or with respect to this Agreement, the other Transaction Documents to which it is a party or the Securities (1) that, if adversely determined, would in the reasonable judgment of the Trust Depositor be expected to have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Trust Depositor or the Trust or the transactions contemplated by this Agreement or the other Transaction Documents to which the Trust Depositor is a party or (2) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificate or Notes.

     (f) Solvency. The Trust Depositor, at the time of and after giving effect
         --------
to each conveyance of Loan Assets hereunder, is Solvent on and as of the date thereof.

     (g) Taxes. The Trust Depositor has filed or caused to be filed all tax
         -----
returns which, to its knowledge, are required to be filed and has put all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount of tax due, the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Trust Depositor); no tax lien has been filed and, to the Trust Depositor's knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

     (h) Place of Business; No Changes. The Trust Depositor's location (within
         -----------------------------
the meaning of Article 9 of the UCC) is as set forth in Section 13.04. The Trust
                                                        -------------
Depositor has not changed its name, whether by amendment of its certificate of formation, by reorganization or otherwise, and has not changed its location within the four (4) months preceding the Closing Date.

     (i) Not an Investment Company. The Trust Depositor is not required to
         -------------------------
register as an "investment company" under the Investment Company Act of 1940, as amended.

     (j) Sale Treatment. Other than for tax and accounting purposes, the Trust
         --------------
Depositor has treated the transfer of Loan Assets to the Trust Depositor for all purposes as a sale and purchase on all of its relevant books and records and other applicable documents.

     (k) Security Interest.
         -----------------

          (i) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Loan Assets in favor of the Trust, which security interest is prior to all other Liens (except for Permitted Liens), and is enforceable as such against creditors of and purchasers from the Trust Depositor;

          (ii) such Loans, along with the related Loan Files, constitute either a "general intangible," an "instrument," an "account," "investment property," or "chattel paper," within the meaning of the applicable UCC;

          (iii) the Trust owns and has good and marketable title to such Loan Assets free and clear of any Lien (other than Permitted Liens), claim or encumbrance of any Person;

          (iv) the Trust Depositor has received all consents and approvals required by the terms of the Loan Assets to the sale of the Loan Assets hereunder to the Trust;

          (v) the Trust Depositor has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in such Loan Assets granted to the Trust under this Agreement;

          (vi) other than the security interest granted to the Trust pursuant to this Agreement, the Trust Depositor has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of such Loan Assets. The Trust Depositor has not authorized the filing of and is not aware of any financing statements against the Trust Depositor that include a description of collateral covering such Loan Assets other than any financing statement (A) relating to the security interest granted to the Trust Depositor under the Loan Sale Agreement, or (B) that has been terminated. The Trust Depositor is not aware of the filing of any judgment or tax lien filings against the Trust Depositor;

          (vii) all original executed copies of each Underlying Note that constitute or evidence the Loan Assets have been delivered to the Indenture Trustee;

          (viii) the Trust Depositor has received a written acknowledgment from the Indenture Trustee that the Indenture Trustee or its bailee is holding the Underlying Notes that constitute or evidence the Loan Assets solely on behalf of and for the benefit of the Trust; and

          (ix) none of the Underlying Notes that constitute or evidence the Loan Assets has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trust.

     (l) Value Given. The cash payments received by the Trust Depositor in
         -----------
respect of the purchase price of each Loan sold hereunder constitutes reasonably equivalent value in consideration for the transfer to the Trust of such Loan under this Agreement, such transfer was not made for or on account of an antecedent debt owed by the Originator to the Trust Depositor, and such transfer was not and is not voidable or subject to avoidance under any Insolvency Law.

     (m) Investment Company. The Trust is not required to be registered as an
         ------------------
"investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (n) No Defaults. The Trust Depositor is in not default with respect to any
         -----------
order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Trust Depositor or its respective properties or might have consequences that would materially and adversely affect its performance hereunder.

     (o) Bulk Transfer Laws. The transfer, assignment and conveyance of the
         ------------------
Loans by the Trust Depositor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

     (p) Origination and Collection Practices. The origination and collection
         ------------------------------------
practices used with respect to each Loan have been in all material respects legal, proper, prudent and customary in the Loan origination and servicing business and comply with the Credit and Collection Policy.

     (q) Adequacy of Consideration. The Trust Depositor will receive fair
         -------------------------
consideration and reasonably equivalent value in exchange for the sale of the Loans.

     (r) Lack of Intent to Hinder, Delay or Defraud. Neither the Trust Depositor
         ------------------------------------------
nor any of its Affiliates sold, or will sell, any interest in any Loan with any intent to hinder, delay or defraud any of their respective creditors.

     (s) Nonconsolidation. The Trust Depositor conducts its affairs such that
         ----------------
the Trust would not be substantively consolidated in the estate of the Trust Depositor and their respective separate existences would not be disregarded in the event of the Trust Depositor's bankruptcy.

     (t) Accuracy of Information. All written factual information heretofore
         -----------------------
furnished by the Trust Depositor for purposes of or in connection with this Agreement or the other Transaction Documents to which Trust Depositor is a party, or any transaction contemplated hereby or thereby is, and all such written factual information hereafter furnished by the Trust Depositor to any such party will be, true and accurate in every material respect, on the date such information is stated or certified.

The representations and warranties set forth in subsection 3.01(k) may not be
                                                ------------------
waived by any Person and shall survive the termination of this Agreement.

     Section 3.02 Representations and Warranties Regarding Each Loan and as to
                  ------------------------------------------------------------
                  Certain Loans in the Aggregate.
                  -------------------------------

     The Trust Depositor represents and warrants (x) with respect to subsections
                                                                     -----------
(a)-(b), as to each Loan as of the execution and delivery of this Agreement and
-------
on the Closing Date, and as of
each Subsequent Transfer Date with respect to each Substitute Loan, and (y) with respect to subsection (c), as to the Loan Pool in the aggregate as of the
           --------------
Closing Date, and as of each Subsequent Transfer Date with respect to Substitute Loans (after giving effect to the addition of such Substitute Loans to the Loan
Pool), that:

     (a) List of Loans. The information set forth in the List of Loans attached
         -------------
hereto as Exhibit G (as the same may be amended or deemed amended in respect of
          ---------
a conveyance of Substitute Loans on a Subsequent Transfer Date) is true, complete and correct as of the applicable Cutoff Date.

     (b) Eligible Loan. Such Loan satisfies the criteria for the definition of
         -------------
Eligible Loan set forth in this Agreement as of the date of its conveyance hereunder.

     (c) Loans Secured by Real Property. Less than 2% of the Aggregate
         ------------------------------
Outstanding Loan Balance of the Loan Pool as of the Closing Date consists of Loans principally secured by real property, and less than 50% of the Aggregate Outstanding Loan Balance of the Loan Pool as of each Subsequent Transfer Date shall consist of Loans principally secured by real property.

     Section 3.03 Representations and Warranties Regarding the Initial Loans in
                  -------------------------------------------------------------
                  the Aggregate.
                  --------------

     The Trust Depositor represents and warrants, on the Closing Date, that:

     Characteristics. As of the Initial Cutoff Date, the Initial Loans have the
     ---------------
following additional characteristics: (i) no Loan has a remaining maturity of more than 122 months; (ii) the date of the final Scheduled Payment on the Loan with the latest maturity is not later than January 20, 2012; (iii) other than the Loan to Media Central LLC, no Loan was originated after the Initial Cutoff Date; and (iv) none of the Initial Loans provide for Scheduled Payments due on a basis other than monthly or quarterly.

     Section 3.04 Representations and Warranties Regarding the Loan Files.
                  --------------------------------------------------------

     The Trust Depositor represents and warrants on the Closing Date with respect to the Initial Loans (or as of the Subsequent Transfer Date, with respect to Substitute Loans), that (i) immediately prior to such date (as applicable), the Originator and/or a collateral custodian under the Prior Transactions had possession of each original Underlying Note and the related complete Loan File, and there were no other custodial agreements relating to the same in effect and (ii) except as otherwise provided in Section 2.06, the
                                                        ------------
complete Loan File for each Loan is in the possession of the Indenture Trustee.

     Section 3.05 Representations and Warranties Regarding Concentrations of
                  ----------------------------------------------------------
                  Initial Loans.
                  -------------

     The Trust Depositor represents and warrants on the Closing Date, as to the composition of the Initial Loans in the Loan Pool as of the Initial Cutoff Date, that:

     (a) the sum of the Outstanding Loan Balances of Obligors that are in the same industry (by SIC code) shall not exceed 35%;

     (b) the sum of the Outstanding Loan Balances of the ten largest Obligors shall not exceed 38%; and

     (c) the sum of the Outstanding Loan Balances of Obligors that have their principal executive offices in the same State of the United States shall not exceed 16%.

     Section 3.06 [Reserved].
                   --------

     Section 3.07 Representations and Warranties Regarding the Servicer.
                  -----------------------------------------------------

     The Servicer represents and warrants to the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholder that:

     (a) Organization and Good Standing. The Servicer is a corporation duly
         ------------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Servicer or the Trust. The Servicer is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction to service the Loans in accordance with the terms hereof and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Servicer or Trust.

     (b) Authorization; Binding Obligations. The Servicer has the power and
         ----------------------------------
authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Servicer is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Servicer is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party. This Agreement and the other Transaction Documents to which the Servicer is a party constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with their terms, except as enforcement of such terms may be limited by Insolvency Laws and general principles of equity, whether considered in a suit at law or in equity.

     (c) No Consent Required. The Servicer is not required to obtain the consent
         -------------------
of any other party (other than those that it has already obtained) or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority (other than those that it has already obtained) in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Servicer is a party.

     (d) No Violations. The execution, delivery and performance of this
         -------------
Agreement and the other Transaction Documents to which the Servicer is a party by the Servicer will not violate any material Requirements of Law applicable to the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer or any of the Servicer's properties may be bound, or result in the creation of or imposition of any security interest, lien, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

     (e) Litigation. No litigation or administrative proceeding of or before any
         ----------
court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement, or any other Transaction Document to which the Servicer is a party that, if adversely determined, would in the reasonable judgment of the Servicer be expected to have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Servicer or the Trust or the transactions contemplated by this Agreement or any other Transaction Document to which the Servicer is a party.

     (f) Reports. All reports, certificates and other written information
         -------
furnished by the Servicer with respect to the Loans are correct in all material respects.

     Section 3.08 Representations and Warranties of the Backup Servicer.
                  -----------------------------------------------------

     The Backup Servicer hereby represents and warrants to the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders, as follows:

     (a) Organization. It is a national banking association duly organized,
         ------------
validly existing and in good standing under the federal laws of the United States with all requisite power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement.

     (b) Good Standing. The Backup Servicer is duly qualified to do business as
         -------------
a national banking association and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property and the conduct of its business requires such qualification, licenses or approvals, except where the failure to so qualify or have such licenses or approvals has not had, and would not be reasonably expected to have, a material adverse effect on the interests of the Holders.

     (c) Authorization. It has the power and authority to execute and deliver
         -------------
this Agreement and to carry out its terms. It has duly authorized the execution, delivery and performance of this Agreement by all requisite action.

     (d) No Violations. The consummation of the transactions contemplated by,
         -------------
and the fulfillment of the terms of, this Agreement by it will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, its articles of association or any Contractual Obligation by which it or any of its property is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any Contractual Obligation (other than the Agreement), or (iii) violate any Requirements of Law.

     (e) No Consent Required. No consent, approval, authorization, order,
         -------------------
registration, filing, qualification, license or permit (collectively, the "Consents") of or with any Governmental Authority having jurisdiction over it or
 --------
any of its respective properties is required to be obtained in order for it to enter into this Agreement or perform its obligations hereunder.

     (f) Binding Obligation. This Agreement constitutes its legal, valid and
         ------------------
binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable Insolvency Laws and (ii) general principles of equity (whether considered in a suit at law or in equity).

     (g) Litigation. There are no proceedings or investigations pending or, to
         ----------
the best of its knowledge, threatened, against it before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in its reasonable judgment) have a material adverse effect on the interests of the Holders.

                                   ARTICLE IV

                           PERFECTION OF TRANSFER AND
                        PROTECTION OF SECURITY INTERESTS

     Section 4.01 Custody of Loans.
                  ----------------

     The contents of each Loan File shall be held in the custody of the Indenture Trustee under the Indenture for the benefit of, and as agent for, the Holders.

     Section 4.02 Filing.
                  ------

     On or prior to the Closing Date, the Originator, Trust Depositor and Servicer shall cause the UCC financing statement(s) referred to in subsection
                                                                   ----------
2.02(ix) hereof to be filed, and from time to time the Servicer shall take and
--------
cause to be taken such actions and execute such documents as are necessary or desirable or as the Owner Trustee or Indenture Trustee (acting at the direction of the Majority Noteholders) may reasonably request to perfect and protect the Trust's first priority perfected security interest in the Loan Assets against all other Persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title. Notwithstanding the obligations of the Originator, Trust Depositor and Servicer set forth in the preceding sentence, the Originator, Trust Depositor and Servicer hereby authorize the Owner Trustee and Indenture Trustee to prepare and file, at the expense of the Servicer, UCC financing statements (including but not limited to renewal, continuation or in lieu statements) and amendments or supplements thereto or other instruments as the Owner Trustee or Indenture Trustee may from time to time deem necessary or appropriate in order to perfect and maintain the security interest granted hereunder in accordance with the UCC.

     Section 4.03 Changes in Name, Corporate Structure or Location.
                  ------------------------------------------------

     (a) During the term of this Agreement, none of the Originator, the Servicer, the Trust Depositor or the Trust shall change its name, identity, structure, existence, state of formation or location without first giving at least thirty (30) days' prior written notice to the Owner Trustee and the Indenture Trustee.

     (b) If any change in either the Servicer's, the Originator's or the Trust Depositor's name, identity, structure, existence, state of formation, location or other action would make any financing or continuation statement or notice of ownership interest or lien relating to any Loan Asset seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Servicer, no later than five (5) Business Days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Trust's interests in the Loan Assets and the proceeds thereof. In addition, neither the Originator, the Servicer nor the Trust Depositor shall change the place of its chief executive office (within the meaning of Article 9 of the UCC) unless it has first taken such action as is advisable or necessary to preserve and protect the Trust's interest in the Loan Assets. Promptly after taking any of the foregoing actions, the Servicer shall deliver to the Owner Trustee and the Indenture Trustee an Opinion of Counsel reasonably acceptable to the Owner Trustee and the Indenture Trustee stating that, in the opinion of such counsel, all financing statements or amendments necessary to preserve and protect the interests of the Owner Trustee in the Loan Assets have been filed, and reciting the details of such filing.

     Section 4.04 [Reserved].
                   --------

     Section 4.05 Costs and Expenses.
                  ------------------

     The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Trustees' and Trust's right, title and interest in and to the Loan Assets (including, without limitation, the security interest in the Collateral related thereto and the security interests provided for in the Indenture); provided, however, to the extent permitted by the Loan Documents,
            --------  -------
the Servicer may seek reimbursement for such costs and disbursements from the related Obligors.

     Section 4.06 Sale Treatment.
                  --------------

     Other than for tax and accounting purposes, the Trust Depositor shall treat the transfer of Loan Assets made hereunder for all purposes as a sale and purchase on all of its relevant books and records.

     Section 4.07 Separateness from Trust Depositor.
                  ---------------------------------

     The Originator agrees to take or refrain from taking or engaging in with respect to the Trust Depositor each of the actions or activities specified in the "substantive consolidation" opinion of Moore & Van Allen PLLC (including any certificates of the Originator attached thereto) delivered on the Closing Date, upon which the conclusions therein are based.

                                    ARTICLE V

                               SERVICING OF LOANS

     Section 5.01 Appointment and Acceptance.
                  --------------------------

     MCG is hereby appointed as Servicer pursuant to this Agreement. MCG accepts the appointment and agrees to act as the Servicer pursuant to this Agreement.

     Section 5.02 Duties of the Servicer.
                  ----------------------

     (a) The Servicer, as an independent contract servicer, shall service and administer the Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement and the Credit and Collection Policy. The Servicer may enter into Subservicing Agreements for any servicing and administration of Loans with any entity provided the Rating Agency Condition is satisfied; provided, however, so
                                                          -----------------
long as MCG is the Servicer and is a publicly owned investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, the Servicer shall only be required to provide written notice to the Rating Agencies in the event that it enters into a Subservicing Agreement with a direct or indirect wholly-owned subsidiary. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either itself directly service the related Loans or enter into a Subservicing Agreement with a successor Subservicer which qualifies hereunder.

     (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, so long as this Agreement shall remain effective, the Servicer shall remain obligated and primarily liable to the Indenture Trustee, for itself and on behalf of the Noteholders and the Certificateholders, for the servicing and administering of the Loans in accordance with the provisions of this Agreement and the Credit and Collection Policy, without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Loans when any Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     (c) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Indenture Trustee, the Noteholders and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in subsection 5.02(d). Notwithstanding the
                                   ------------------
foregoing, the Servicer shall (i) at its expense and without reimbursement, deliver to the Indenture Trustee a copy of each Subservicing Agreement and (ii) provide notice of the termination of any Subservicer within a reasonable time after such Subservicer's termination to the Indenture Trustee.

     (d) In the event the Servicer shall for any reason no longer be the Servicer, the Servicer at its expense and without right of reimbursement therefor, shall, upon request of the Indenture Trustee, deliver to the successor servicer all documents and records (including computer tapes and diskettes) relating to each Subservicing Agreement and the Loans then being serviced hereunder and an accounting of amounts collected and held by it hereunder and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

     (e) Modifications and Waivers Relating to Loans. So long as it is
         -------------------------------------------
consistent with the terms of this Agreement and the Credit and Collection Policy, the Servicer may waive, modify or vary any term of any Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Obligor or other parties to the Loan Documents if in the Servicer's determination such waiver, modification, postponement or indulgence will not be materially adverse to the interests of the Noteholders; provided,
                                                                    --------
however, the Servicer may not modify any Loan in any manner that would extend
-------
the amortization of such Loan beyond the Legal Final Maturity Date. The Servicer may execute any waivers, modifications, postponements or indulgences on behalf of the Trust. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall for the purposes of distributions to Noteholders be added to the amount owing under the related Loan. Any fees and costs imposed in connection therewith may be retained by the Servicer. Without limiting the generality of the foregoing, so long as it is consistent with the Credit and Collection Policy, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Indenture Trustee, the Owner Trustee, each Noteholder and each Certificateholder, all instruments of amendment, waiver, satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Loans and with respect to any Collateral. Such authority shall include, but not be limited to, the authority to substitute or release items of Collateral consistent with the Credit and Collection Policy and sell participations or assignments in Loans previously transferred to the Trust. In connection with any such sale, the Servicer shall deposit in the Principal and Interest Account, pursuant to subsection 7.03(b), all proceeds received upon such sale. If reasonably required
------------------
by the Servicer, the Indenture Trustee, on behalf of the Trust, shall furnish the Servicer, within five (5) Business Days of receipt of the Servicer's request, with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement. Any such request to the Indenture Trustee, on behalf of the Trust, shall be accompanied by a certification in the form of Exhibit L attached hereto signed by a Servicing Officer. In connection with any
---------
substitution of Collateral, the Servicer shall deliver to the Indenture Trustee the items, and within the time frame, set forth in Section 2.06, assuming that
                                                   ------------
the date of substitution is the relevant "Transfer Date."

     (f) The Servicer, in servicing and administering the Loans, shall employ or cause to be employed procedures (including collection, foreclosure and Foreclosed Property and Repossessed Collateral management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering Loans for its own account and prudent lending standards, and in accordance with the Credit and Collection Policy, giving due consideration to the Noteholders' reliance on the Servicer.

     (g) [Reserved].
          --------

     (h) In accordance with the power set forth in subsection 2.01(a), the
                                                   ------------------
Servicer shall perform the duties of the Issuer and the Owner Trustee under the Transaction Documents. In furtherance of the foregoing, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer and the Owner Trustee under the Transaction Documents. The Servicer shall monitor the performance of the Issuer and the Owner Trustee and shall advise the Owner Trustee when action is necessary to comply with the Issuer's or the Owner Trustee's duties under the Transaction Documents. The Servicer shall prepare for execution by the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Transaction Documents.

     (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Transaction Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to state and federal tax and securities laws. In accordance with the directions of the Issuer or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Issuer as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer.

     (j) Notwithstanding anything in this Agreement or any of the Transaction Documents to the contrary, the Servicer shall be responsible for promptly (upon knowledge thereof) notifying the Owner Trustee and the Paying Agent in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to a Noteholder or a Certificateholder. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Paying Agent pursuant to such provision.

     (k) All tax returns will be signed by the Servicer on behalf of the Issuer.

     (l) The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be reasonably accessible for inspection by the Owner Trustee at any time during normal business hours.

     (m) Revisions to Credit and Collection Policy. Without the prior written
         -----------------------------------------
consent of the Majority Noteholders, the Servicer shall not agree or consent to, or otherwise permit to occur, any amendment, modification, change, supplement or rescission of or to the Credit and Collection Policy, in whole or in part, in any manner that could have a material adverse effect on the Loans.

     (n) For so long as any of the Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act, (1) the Servicer will provide or cause to be provided to any holder of such Notes and any prospective purchaser thereof designated by such holder, upon the request of such a holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Servicer shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Notes conducted in accordance with Rule 144A.

     (o) The Servicer will keep in full force and effect its existence, rights and franchise as a Delaware corporation, and the Servicer shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and of any of the Loans and to perform its duties under this Agreement.

     (p) The Servicer shall be obligated to make the Servicing Advances (but not Scheduled Payment Advances) incurred in the performance of its servicing duties hereunder. The Servicer shall be entitled to reimbursement for such Servicing Advances pursuant to subsections 5.10(d) and 7.03(h).
                     -------------------     -------

     (q) The Servicer is not responsible for any taxes on the Trust or any Servicing Fees to any Successor Servicer.

     (r) All payments (other than Prepayments) received on Loans will be applied by the Servicer to amounts due by the Obligor starting with the most recent Scheduled Payment.

     Section 5.03 Liquidation of Loans.
                  --------------------

     (a) In the event that any payment due under any Loan and not postponed pursuant to Section 5.02 is not paid when the same becomes due and payable, or
            ------------
in the event the Obligor fails to perform any other covenant or obligation under the Loan, the Servicer in accordance with the Credit and Collection Policy shall take such action as it shall deem to be in the best interests of the Noteholders. The Servicer consistent with its Credit and Collection Policy shall foreclose upon or otherwise comparably effect the ownership of Collateral relating to defaulted Loans for which the related Loan is still outstanding, and as to which no satisfactory arrangements can be made for collection of delinquent payments in accordance with the provisions of Section 5.10. In connection with such
                                     ------------
foreclosure or other conversion and any other liquidation action or enforcement of remedies, the Servicer shall exercise collection and foreclosure procedures with the same degree of care and skill in its exercise or use as it would exercise with respect to its own affairs, in accordance with prudent servicing standards, and in accordance with the Credit and Collection Policy. Prior to undertaking foreclosure of any material Property of a Material Mortgage Loan, the Servicer must investigate environmental conditions, including, in accordance with the Credit and Collection Policy, the performance of a Phase I and/or Phase II environmental site assessment, to ascertain the actual or potential presence of any hazardous material on or under such property. For purposes of this Agreement, the term hazardous material includes (1) any hazardous substance, as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. 9601-9675, and (2) petroleum (as that term is defined at 42 U.S.C. ss.6991) including any derivative, fraction, by-product, constituent or breakdown product thereof, or additive thereto. In the event that the environmental investigation determines the existence of any hazardous material on or under the Mortgaged Property in excess of minimum action levels established by relevant regulatory agencies, title to such property shall not be taken without satisfaction of the Rating Agency Condition.

     (b) After a Loan has been liquidated, the Servicer shall promptly prepare and forward to the Indenture Trustee and upon request, any Noteholder or Certificateholder, a report (the "Liquidation Report"), in the form attached
                                  ------------------
hereto as Exhibit D, detailing the Liquidation Proceeds received from such Loan,
          ---------
expenses incurred with respect thereto, and any loss incurred in connection therewith.

     (c) Upon classification of a Loan as a Charged-Off Loan, the Servicer may accelerate all payments due thereunder to the extent permitted under the Loan Documents or take any other action as the Servicer reasonably believes will maximize the amount of recovery thereon and shall otherwise follow the Credit and Collection Policy, which other actions may include the foreclosure and transfer of any related Collateral or other security on behalf of the Noteholders.

     Section 5.04 Fidelity Bond; Insurance.
                  ------------------------

     The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy (which, for avoidance of doubt, may be used by the Servicer to satisfy requirements under different agreements, including, but not limited to, the CP Transaction), in a minimum aggregate amount equal to $1,500,000, and a maximum deductible of $250,000 (with respect to the fidelity bond) and $100,000 (with respect to the errors and omissions insurance policy), if commercially available, with coverage on all employees acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Loans ("Servicer Employees"). The fidelity bond shall provide coverage to the
  ------------------
Indenture Trustee and the Owner Trustee, their respective officers and employees, against losses resulting from forgery, theft, embezzlement or fraud by such Servicer Employees. The errors and omissions policy shall insure against losses resulting from the errors, omissions and negligent acts of such Servicer Employees. No provision of this
Section 5.04 requiring such fidelity bond and errors and omissions insurance
------------
shall relieve the Servicer from its duties as set forth in this Agreement. Upon the request of the Indenture Trustee, the Owner Trustee, any Noteholder or any Certificateholder, the Servicer shall cause to be delivered to the Indenture Trustee, the Owner Trustee, such Noteholder or such Certificateholder a certified true copy of such fidelity bond and insurance policy. Notwithstanding the foregoing, the Servicer shall not be required to obtain an errors and omissions insurance policy satisfying the standard described above until the first advance is made on the Series of Notes.

     Section 5.05 Maintenance of Hazard Insurance.
                  -------------------------------

     In the case of each Material Mortgage Loan, the Servicer shall comply with the Credit and Collection Policy concerning the issuance and maintenance of fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located. If at origination of a Loan, to the best of the Servicer's knowledge after reasonable investigation, the related Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) consistent with the Credit and Collection Policy, the Servicer will require the related Obligor or other creditors to purchase a flood insurance policy covering each piece of property that is material with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the full insurable value of the Mortgaged Property that is material, or (ii) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Servicer shall also maintain, to the extent such insurance is available, and required by the Credit and Collection Policy, on Foreclosed Property constituting real property that is material, fire and hazard insurance in the amounts described above and liability insurance. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Obligor or other creditors in accordance with Requirements of Law or the governing documents) shall be deposited in the Principal and Interest Account, subject to withdrawal pursuant to subsection
                                                                  ----------
7.03(h). It is understood and agreed that no earthquake or other additional
-------
insurance need be required by the Servicer of any Obligor or other creditors or maintained on Foreclosed Property, other than pursuant to such Requirements of Law and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder (unless the Seller is a non-agent co-lender with respect to such Loan) shall be endorsed with standard mortgagee clauses with losses payable to the Servicer or its affiliates.

     Section 5.06 Collection of Certain Loan Payments.
                  -----------------------------------

     The Servicer shall make reasonable efforts, consistent with the Credit and Collection Policy, to collect all payments required under the terms and provisions of the Loans. Consistent with the foregoing and the Credit and Collection Policy, the Servicer may in its discretion waive or permit to be waived any fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the due date for payments due on an Underlying Note as provided in subsection 5.02(e).
                                  ------------------

     Section 5.07 Access to Certain Documentation and Information Regarding the
                  -------------------------------------------------------------
                  Loans.
                  -----

     The Servicer shall provide to the Owner Trustee, the Indenture Trustee, the FDIC, the OCC, the Federal Reserve, the Office of Thrift Supervision and the supervisory agents and examiners of the foregoing, access to the documentation regarding the Loans required by applicable local, state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it and in a manner that does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. The Indenture Trustee and the Owner Trustee shall and shall cause their representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee and the Owner Trustee may reasonably determine that such disclosure is consistent with their obligations hereunder.

     Section 5.08 Satisfaction of Mortgages and Collateral and Release of Loan
                  ------------------------------------------------------------
                  Files.
                  -----

     (a) Upon the payment in full of any Loan, the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes or the deposit into the Principal and Interest Account of the purchase price of any Loan acquired by the Trust Depositor, the Servicer or another Person pursuant to this Agreement, or any other Transaction Document, the Servicer will immediately notify the Indenture Trustee by a certification in the form of Exhibit M attached hereto (which certification shall include a
            ---------
statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Principal and Interest Account pursuant to subsection 7.03(b) have been or will be so
                                 ------------------
deposited) of a Servicing Officer and shall request delivery to it of the Loan File. Upon receipt of such certification and request, the Indenture Trustee shall in accordance with subsection 2.08(c) release, within two (2) Business
                         ------------------
Days (if such request was received by 2:00 p.m. central time), the related Loan File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable by the Servicer and shall not be chargeable to the Principal and Interest Account or the Note Distribution Account.

     (b) From time to time and as appropriate for the servicing or foreclosure of any Loan, the Indenture Trustee shall, upon request of the Servicer and delivery to the Indenture Trustee of a certification in the form of Exhibit M
                                                                    ---------
attached hereto signed by a Servicing Officer, release the related Loan File to the Servicer within two (2) Business Days (if such request was received by 2:00 p.m. central time), and the Indenture Trustee shall execute such documents as shall be necessary to the prosecution of any such proceedings. The Servicer shall return the Loan File to the Indenture Trustee when the need therefor by the Servicer no longer exists, unless the Loan has been liquidated and the Liquidation Proceeds relating to the Loan have been deposited in the Principal and Interest Account and remitted to the Indenture Trustee for deposit in the Note Distribution Account or the Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure or repossession of Collateral either judicially or non-judicially, and the Servicer has delivered to the Indenture Trustee a certificate of a

Servicing Officer certifying as to the name and address of the Person to whom such Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Loan was liquidated, the servicing receipt relating to such Loan shall be released by the Indenture Trustee to the Servicer.

     (c) The Indenture Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents provided to it necessary to the foreclosure or trustee's sale in respect of Collateral or to any legal action brought to obtain judgment against any Obligor on the Underlying Note or other agreement securing Collateral or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Underlying Note or other agreement securing Collateral or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Indenture Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Indenture Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Indenture Trustee will not invalidate or otherwise adversely affect the lien of the agreement securing Collateral, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Indenture Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Indenture Trustee by the Servicer or take any other action requested in such request, that is, in the opinion of the Servicer as evidenced by such request, required or appropriate by any state or other jurisdiction to discharge the lien securing Collateral upon the satisfaction thereof and the Indenture Trustee will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five (5) Business Days of the Indenture Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Indenture Trustee's satisfaction that the related Loan has been paid in full by or on behalf of the Obligor (or subject to a deficiency claim against such Obligor) and that such payment has been deposited in the Principal and Interest Account.

     (d) Notwithstanding anything contained in this Section 5.08 to the
                                                    ------------
contrary, in no event may the Servicer possess in excess of fifteen (15) Loan Files (excluding Loan Files for Loans which have been paid in full or repurchased) at any given time without the consent of the Indenture Trustee.

     Section 5.09 Scheduled Payment Advances.
                  --------------------------

     For each Due Period, if the Servicer determines that any Scheduled Payment (or portion thereof) that was due and payable pursuant to a Loan in the Loan Pool during such Due Period was not received prior to the end of such Due Period, the Servicer has the right to elect, but is not obligated, to make a Scheduled Payment Advance in an amount up to the amount of such delinquent Scheduled Payment (or portion thereof) if the Servicer reasonably believes that the advance will be reimbursed or subsequently paid by the related Obligor. The Servicer will deposit any Scheduled Payment Advances into the Principal and Interest Account on or prior to 11:00 a.m. (New York City time) on the related Determination Date, in immediately available funds. The Servicer will be entitled to be reimbursed for Scheduled Payment Advances pursuant to subsections
                                                                     -----------
7.05(a) and 7.05(b).
-------     -------

     Section 5.10 Title, Management and Disposition of Foreclosed Property.
                  --------------------------------------------------------

     (a) In the event that title to Collateral is acquired in foreclosure or by deed in lieu of foreclosure or by other legal process, the deed or certificate of sale, or the Repossessed Collateral, shall be taken in the name of the Trust for the benefit of the Holders.

     (b) The Servicer, subject to the provisions of this Article V, shall
                                                         ---------
manage, conserve, protect and operate each Foreclosed Property or other Repossessed Collateral for the Holders solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the Foreclosed Property or other Repossessed Collateral in the same manner that it manages, conserves, protects and operates other foreclosed or repossessed property for its own account, and in a similar manner to that of similar property in the same locality as the Foreclosed Property or other Repossessed Collateral is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Holders.

     (c) The Servicer shall cause to be deposited in the Principal and Interest Account, no later than two (2) Business Days after the receipt thereof, all revenues received with respect to the conservation and disposition of the related Foreclosed Property or other Repossessed Collateral net of Servicing Advances.

     (d) The Servicer shall, subject to Section 7.03, reimburse itself for any
                                        ------------
related unreimbursed Servicing Advances and unpaid Servicing Fees, and the Servicer shall deposit in the Principal and Interest Account the net cash proceeds of the sale of any Foreclosed Property or other Repossessed Collateral to be distributed to the Holders in accordance with Section 7.05 hereof.

     Section 5.11 Servicing Compensation.
                  ----------------------

     (a) As compensation for its servicing activities hereunder and reimbursement for its expenses, the Servicer shall be entitled to receive a servicing fee for each month (or portion thereof), calculated monthly but payable quarterly in arrears on each Remittance Date prior to the termination of the Trust (with respect to each Due Period, the "Servicing Fee") equal to the
                                                 -------------
sum of the products for each of the three (3) Monthly Periods included in the related Due Period of: (A) the Servicing Fee Percentage, (B) the Aggregate Outstanding Loan Balance of the Loans as of the first (1st) day of the applicable Monthly Period and (c) a fraction, the numerator of which is equal to the number of days in the applicable Monthly Period and the denominator of which is 360. The Servicing Fee is payable out of Interest Collections pursuant to subsections 7.05(a), (b) and (c).
-------------------  ---     ---

     (b) In addition to the Servicing Fee, the Servicer shall be entitled to retain for itself as additional servicing compensation assumption and other administrative fees paid or payable in connection with any Loan.

     Section 5.12 Assignment; Resignation.
                  -----------------------

     The Servicer shall not assign its rights and duties under this Agreement (other than in connection with a subservicing arrangement) nor resign from the obligations and duties hereby imposed on it as Servicer except (i) by mutual consent of the Servicer, the Indenture Trustee and the Majority Noteholders,
(ii) in connection with a merger, conversion or consolidation permitted pursuant to Section 5.13 (in which case the Person resulting from the merger, conversion
   ------------
or consolidation shall be the successor of the Servicer), (iii) in connection with an assignment permitted pursuant to Section 5.13 (in which case the
                                         ------------
Assignee shall be the successor of the Servicer), or (iv) upon the Servicer's determination that its duties hereunder are no longer permissible under Requirements of Law or administrative determination and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Indenture Trustee, which Opinion of Counsel shall be in form and substance reasonably acceptable to the Indenture Trustee. No such resignation shall become effective until a successor has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 8.03.
                   ------------

     Section 5.13 Merger or Consolidation of Servicer.
                  -----------------------------------

     Any Person into which the Servicer may be merged or consolidated, or any Person resulting from such merger, conversion or consolidation to which the Servicer is a party, or any Person succeeding to substantially all of the business of the Servicer, and who shall be an established commercial loan servicing institution that on a consolidated basis has a net worth of at least $50,000,000, shall be the Successor Servicer hereunder without execution or filing of any paper or any further act on the part of any of the parties hereto, notwithstanding anything herein to the contrary; provided, however, no such
                                                 --------  -------
merger, conversion or consolidation of the Servicer or transfer of all or substantially all or the Servicer assets or business shall be permitted hereunder unless the Rating Agency Condition is satisfied with respect thereto.

     Section 5.14 Limitation on Liability of the Servicer and Others.
                  --------------------------------------------------

     The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities or persons respecting any matters arising hereunder. Subject to the terms of
Section 12.01 herein, the Servicer shall have no obligation to appear with
-------------
respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Loans in accordance with this Agreement. The Servicer shall not be responsible for the payment of any taxes imposed on or with respect to the Trust or for the fees of any Successor Servicer

     Section 5.15 The Backup Servicer.
                  -------------------

     (a) The Trust, the Indenture Trustee and the Trust Depositor hereby appoint Wells Fargo Bank Minnesota, National Association to act as Backup Servicer in accordance with the terms of this Agreement. Wells Fargo Bank Minnesota, National Association hereby accepts such appointment and agrees to perform the duties and responsibilities with respect thereto set forth herein.

     (b) The Backup Servicer shall perform the following duties and obligations:

          (i) On or before the Closing Date, the Backup Servicer shall accept from the Servicer delivery of the information required to be set forth in the Quarterly Reports in hard copy and in an agreed upon electronic format.

          (ii) Not later than 12:00 noon New York time ten (10) Business Days after the end of the related Monthly Period, the Servicer shall provide to the Backup Servicer and the Backup Servicer shall accept delivery of tape in an agreed upon electronic format (the "Tape") from the Servicer, which
                                               ----
     shall include but not be limited to the following information: (x) for each Loan, (1) Loan number, (2) legal name of the related Obligor, (3) scope (i.e., whether revenues are local, regional or national), (4) state of Obligor's Chief executive office, (5) SIC Code, (6) outstandings at cost,
     (7) type of Loan (i.e., Partially Funded Term Loan, Fully Funded Term Loan, Reducing Revolving Loan or Traditional Revolving Loan), (8) type of security interest (i.e., senior or subordinated), (9) term payment type (i.e., amortizing, balloon or bullet), (10) origination date, (11) maturity date, (12) benchmark for Loan Rate, (13) margin, (14) frequency of Scheduled Payments, (15) controlling interest,(16) the collection status,
     (17) the Loan status, and (18) the Outstanding Loan Balance and (y) the Aggregate Outstanding Loan Balance. With respect to its duties pursuant to this subsection 5.15(b)(ii), the Backup Servicer shall have no duty to
          ----------------------
     confirm that the Tape contains the foregoing information.

          (iii) Prior to the Remittance Date, the Backup Servicer shall review the Quarterly Report to ensure that it is complete on its face and that the following items in such Quarterly Report have been accurately calculated, if applicable, and reported: (A) the Aggregate Outstanding Loan Balance,
     (B) the Backup Servicing Fee, (C) the Loans that are more than sixty (60) days delinquent (other than Charged-Off Loans), (D) the Charged-Off Loans,
     (E) principal and interest payments due to the Noteholders. The Backup Servicer shall notify the Indenture Trustee, the Placement Agent and the Servicer of any discrepancies with the Quarterly Report based on such review not later than the Business Day preceding such Remittance Date.

          (iv) If the Servicer disagrees with the report provided under paragraph (iii) above by the Backup Servicer or if the Servicer or any
     ---------------
     subservicer has not reconciled such discrepancy, the Backup Servicer agrees to confer with the Servicer to resolve such disagreement on or prior to the next succeeding Determination Date and shall settle such discrepancy with the Servicer if possible, and notify the Indenture Trustee, the Placement Agent and the Rating Agencies of the resolution thereof. The Servicer hereby agrees to cooperate at its own expense with the Backup Servicer in reconciling any discrepancies herein. If within twenty (20) days after the delivery of the report provided under paragraph (iii) above by the Backup
                                           ---------------
     Servicer, such discrepancy is not resolved, the Backup Servicer shall promptly notify the Servicer, Indenture Trustee, the Placement Agent and the Rating Agencies of the continued existence of such discrepancy.

     Following receipt of such notice by the Indenture Trustee, the Placement Agent and the Rating Agencies, the Servicer shall deliver to the Indenture Trustee, the Placement Agent, the Backup Servicer and the Rating Agencies no later than the related Remittance Date a certificate describing the nature and amount of such discrepancies and the actions the Servicer proposes to take with respect thereto.

     With respect to the foregoing, the Backup Servicer, in the performance of its duties and obligations hereunder, is entitled to rely conclusively, and shall be fully protected in so relying, on the contents of each Tape, including, but not limited to, the completeness and accuracy thereof, provided by the Servicer.

     (c) After the termination or resignation by the Servicer in accordance with this Agreement, all authority, power, rights and responsibilities of the Servicer, under this Agreement, whether with respect to the Loans or otherwise, shall pass to and be vested in the Backup Servicer and the Backup Servicer shall be deemed the Successor Servicer, subject to and in accordance with the provisions of Section 8.03, as long as the Backup Servicer is not prohibited by
              ------------
an applicable provision of law from fulfilling the same, as evidenced by an Opinion of Counsel; provided, however, if Wells Fargo as Backup Servicer becomes
                    --------  -------
the Successor Servicer, it will not make any Scheduled Payment Advances.

     (d) Any Person (i) into which the Backup Servicer may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Backup Servicer shall be a party, or (iii) that may succeed to the properties and assets of the Backup Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Backup Servicer hereunder, shall be the successor to the Backup Servicer under this Agreement without further act on the part of any of the parties to this Agreement.

     (e) As compensation for its backup servicing activities hereunder, the Backup Servicer shall be entitled to receive the Backup Servicing Fee from the Servicer. The Backup Servicing Fee shall be calculated monthly but payable quarterly on each Remittance Date. The Backup Servicer's entitlement to receive the Backup Servicing Fee (other than due and unpaid Backup Servicer Fees owed through such date) shall cease on the earliest to occur of: (i) it becoming the Successor Servicer, (ii) its removal as Backup Servicer, or (iii) the termination of this Agreement.

     (f) The Backup Servicer may be removed with or without cause by the Majority Noteholders by notice given in writing to the Backup Servicer. In the event of any such removal, a replacement Backup Servicer may be appointed by Majority Noteholders.

     (g) The Backup Servicer undertakes to perform only such duties and obligations as are specifically set forth in this Agreement, it being expressly understood by all parties hereto that there are no implied duties or obligations of the Backup Servicer hereunder. Without limiting the generality of the foregoing, the Backup Servicer, except as expressly set forth herein, shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer may act through its agents, attorneys and custodians in performing any of its duties and obligations under this Agreement, it being understood by the parties hereto that the Backup Servicer will be responsible for any misconduct or negligence on the part of such agents, attorneys or custodians acting for and on behalf of the Backup Servicer. Neither the Backup Servicer nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages or expenses that result from the gross negligence or willful misconduct of it or them or the failure to perform materially in accordance with this Agreement.

     (h) Limitation on Liability. The Backup Servicer shall not be liable for
         -----------------------
any obligation of the Servicer contained in this Agreement or for any errors of the Servicer contained in any Tape, certificate or other data or document delivered to the Backup Servicer hereunder or on which the Backup Servicer must rely in order to perform its obligations hereunder, and the parties hereto each agree to look only to the Servicer to perform such obligations. The Backup Servicer shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of its respective duties under this Agreement if such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer or the failure of any such other Person to prepare or provide such information. The Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability for (i) any act or failure to act of any third party, including the Servicer (ii) any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party, (iii) the invalidity or unenforceability of any Loan under Requirements of Law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Loan, or
(v) the acts or omissions of any Successor Backup Servicer.

     Section 5.16 Covenants of the Backup Servicer.
                  --------------------------------

     The Backup Servicer hereby covenants that:

     (a) The Backup Servicer will comply in all material respects with all Requirements of Law.

     (b) The Backup Servicer will preserve and maintain its existence, rights, franchises and privileges as a national banking association in good standing under the federal laws of the United States.

     (c) The Backup Servicer shall perform in all material respects all of its obligations and duties under this Agreement.

                                   ARTICLE VI

                        COVENANTS OF THE TRUST DEPOSITOR

     Section 6.01 Legal Existence.
                  ---------------

     During the term of this Agreement, the Trust Depositor will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its organization and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Trust Depositor and its Affiliates will be conducted on an arm's-length basis.

     Section 6.02 Loans Not to Be Evidenced by Promissory Notes.
                  ---------------------------------------------

     The Trust Depositor will take no action to cause any Loan not originally evidenced by an Underlying Note to be evidenced by an instrument (as defined in the UCC), except in connection with the enforcement or collection of such Loan.

     Section 6.03 Security Interests.
                  ------------------

     The Trust Depositor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Loan in the Loan Pool or its interest in any related Collateral, whether now existing or hereafter transferred to the Trust, or any interest therein. The Trust Depositor will immediately notify the Owner Trustee and the Indenture Trustee of the existence of any Lien on any Loan in the Loan Pool or its interest in any related Collateral; and the Trust Depositor shall defend the right, title and interest of the Trust in, to and under the Loans in the Loan Pool and its interest in any related Collateral, against all claims of third parties; provided, however, that nothing in this Section 6.03 shall prevent or be deemed
--------  -------                       ------------
to prohibit the Trust Depositor from suffering to exist Permitted Liens upon any of the Loans in the Loan Pool or its interest in any related Collateral.

     Section 6.04 Delivery of Principal Collections and Interest Collections.
                  ----------------------------------------------------------

     The Trust Depositor agrees to pay to the Servicer promptly (but in no event later than two (2) Business Days after receipt) all Principal Collections and Interest Collections received by the Trust Depositor in respect of the Loans, for application in accordance with Section 7.05 hereof.
                                   ------------

     Section 6.05 Regulatory Filings.
                  ------------------

     The Trust Depositor shall make any filings, reports, notices, applications and registrations with, and seek any consents or authorizations from, the Commission and any state securities authority on behalf of the Trust as may be necessary or that the Trust Depositor deems advisable to comply with any federal or state securities or reporting requirements laws.

     Section 6.06 Compliance with Law.
                  -------------------

     The Trust Depositor hereby agrees to comply in all material respects with all Requirements of Law applicable to the Trust Depositor except where the failure to do so would not have a material adverse effect on the Holders.

     Section 6.07 Activities.
                  ----------

     Except as contemplated by this Agreement or the other Transaction Documents, the Trust Depositor shall not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, which is not directly related to the transactions contemplated and authorized by this Agreement or the other Transaction Documents; provided, however, that the Trust Depositor may purchase
                       --------  -------
and sell (or grant Liens in respect of) assets similar to the Loan Assets to other Persons in securitization or other non-recourse financing transactions involving the Originator or any of its Affiliates on terms and conditions (with respect to liabilities and restrictions on its activities, as well as restrictions on its interactions with the Originator or its Affiliates, relevant to the "bankruptcy remoteness" or "substantive consolidation" analysis relating to the Trust Depositor) substantially similar to the terms and conditions applicable to the Trust Depositor under the Transaction Documents so long as the Securityholders are not materially adversely affected thereby and the Rating Agency Condition is satisfied.

     Section 6.08 Indebtedness.
                  ------------

     The Trust Depositor shall not create, incur, assume or suffer to exist any Indebtedness or other liability whatsoever, except (i) obligations incurred under this Agreement or to the Originator, (ii) liabilities incident to the maintenance of its corporate existence in good standing or (iii) liabilities necessarily incurred to facilitate securitizations referred to in the proviso in
Section 6.07.
------------

     Section 6.09 Guarantees.
                  ----------

     The Trust Depositor shall not become or remain liable, directly or contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise except in connection with the transactions described in
Section 6.07.
------------

     Section 6.10 Investments.
                  -----------

     The Trust Depositor shall not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Person except (i) for purchases of Loans from the Originator, (ii) for investments in Permitted Investments in accordance with the terms of this Agreement, (iii) as may be necessary to facilitate securitizations referred to in the proviso in
Section 6.07 or (iv) the receipt of the Class C Notes and the Certificate as consideration for the transfer of the Loan Assets to the Trust. Without limiting the generality of the foregoing, the Trust Depositor shall not: (i) provide credit to any Securityholder for the purpose of enabling such Securityholder to purchase any Securities or (ii) lend any money to the Trust.

     Section 6.11 Merger; Sales.
                  -------------

     The Trust Depositor shall not enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution) or acquire or be acquired by any Person, or convey, sell, lease or otherwise dispose of all or substantially all of its property or business, except as provided for in this Agreement.

     Section 6.12 Distributions.
                  -------------

     The Trust Depositor shall not declare or pay, directly or indirectly, any dividend or make any other distribution (whether in cash or other property) with respect to the profits, assets or capital of the Trust Depositor or any Person's interest therein, or purchase, redeem or otherwise acquire for value any of its shareholders interests now or hereafter outstanding, except that, so long as no Event of Default has occurred and is continuing and no Event of Default would occur as a result thereof or after giving effect thereto and the Trust Depositor would continue to be Solvent as a result thereof and after giving effect thereto, the Trust Depositor may declare and pay distributions to its shareholders.

     Section 6.13 Other Agreements.
                  ----------------

     Except as provided in this Agreement or the other Transaction Documents, the Trust Depositor shall not become a party to, or permit any of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except this Agreement and the other Transaction Documents to which it is a party and any agreement relating to another securitization transaction permitted by Section 6.07; nor shall it amend or modify the
                         ------------
provisions of its Certificate of Formation or issue any power of attorney except to the Owner Trustee, the Indenture Trustee or the Servicer in accordance with the Transaction Documents or in connection with another securitization transaction permitted by Section 6.07.
                         ------------

     Section 6.14 Separate Legal Existence.
                  ------------------------

     The Trust Depositor shall:

     (a) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of the Trust Depositor will not be diverted to any other Person or for other than authorized uses of the Trust Depositor.

     (b) Ensure that, to the extent that it shares the same officers or other employees as any of its members or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

     (c) Ensure that, to the extent that it jointly contracts with any of its members or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Trust Depositor contracts or does business with vendors or service providers when the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Trust Depositor and any of its Affiliates shall be only on an arm's length basis.

     (d) To the extent that the Trust Depositor and any of its members or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

     (e) Conduct its affairs strictly in accordance with its Certificate of Formation and observe all necessary, appropriate and customary limited liability company formalities, including, but not limited to, holding all regular and special board of director meetings appropriate to authorize all limited liability company action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

     (f) Take or refrain from taking, as applicable, each of the activities specified in the "substantive consolidation" opinion of Moore & Van Allen PLLC, delivered on the Closing Date, upon which the conclusions expressed therein are based.

     Section 6.15 Location; Records.
                  ------------------

     The Trust Depositor (y) shall not move its location outside the Commonwealth of Virginia or its jurisdiction of formation outside of the State of Delaware without thirty (30) days' prior written notice to the Owner Trustee and the Indenture Trustee and (z) will promptly take all actions (if any) required (including, but not limited to, all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction) in order to continue the first priority perfected security interest of the Indenture Trustee in all Loans. The Trust Depositor will give the Owner Trustee and the Indenture Trustee prompt notice of a change within the Commonwealth of Virginia of the location of its chief executive office.

     Section 6.16 Liability of Trust Depositor.
                  -----------------------------

     The Trust Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Trust Depositor under this Agreement.

     Section 6.17 Bankruptcy Limitations.
                  -----------------------

     The Trust Depositor shall not, without the affirmative vote of a majority of the managers of the Trust Depositor (which must include the affirmative vote of at least two (2) duly appointed Independent managers) (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the limited liability company or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any limited liability company action in furtherance of the actions set forth in clauses (A) through (F) above;
                                           -----------         ---
provided, however, that no manager may be required by any member of the Trust
-----------------
Depositor to consent to the institution of bankruptcy or insolvency proceedings against the Trust Depositor so long as it is Solvent.

     Section 6.18 Limitation on Liability of Trust Depositor and Others.
                  -----------------------------------------------------

     The Trust Depositor and any director or officer or employee or agent of the Trust Depositor may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Trust Depositor and any director or officer or employee or agent of the Trust Depositor shall be reimbursed by the Indenture Trustee for any liability or expense incurred by reason of the Indenture Trustee's willful misfeasance, bad faith or gross negligence (except errors in judgment) in the performance of its duties hereunder, or by reason of the Indenture Trustee's material breach of the obligations and duties under this Agreement or the Transaction Documents. The Trust Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     Section 6.19 Insurance Policies.
                  -------------------

     Upon and after an Event of Default or Servicer Default, at the request of the Indenture Trustee, the Trust Depositor will cause to be performed any and all acts reasonably required to be performed to preserve the rights and remedies of the Indenture Trustee and the Owner Trustee in any insurance policies applicable to the Loans including, without limitation, in each case, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Indenture Trustee or the Trust Depositor, respectively.

                                   ARTICLE VII

             ESTABLISHMENT OF ACCOUNTS; DISTRIBUTIONS; RESERVE FUND

     Section 7.01 Note Distribution Account and Reserve Fund.
                  -------------------------------------------

     (a) On or before the Closing Date, the Servicer shall establish the Note Distribution Account and the Reserve Fund with and in the name of the Indenture Trustee for the benefit of the Holders. The Servicer and Indenture Trustee are hereby required to ensure that each of the Note Distribution Account and Reserve Fund is established and maintained as an Eligible Deposit Account with a Qualified Institution. If any institution with which any of the accounts established pursuant to this subsection 7.01(a) are established ceases to be a
                             ------------------
Qualified Institution, the Servicer, or if the Servicer fails to do so, the Indenture Trustee (as the case may be) shall within ten (10) Business Days establish a replacement account at a Qualified Institution after notice of such event. In no event shall the Indenture Trustee be responsible for monitoring whether such Eligible Institution shall remain a Qualified Institution. Each Qualified Institution maintaining an Eligible Deposit Account shall agree in writing to comply with all instructions originated by the Indenture Trustee or, with respect to the Principal and Interest Account only, the Servicer directing disposition of the funds in the Eligible Deposit Account without the further consent of the Trust Depositor.

     (b) If the Servicer so directs, in writing, the Indenture Trustee shall accept such directions as directions of the Trust and shall invest the amounts in the Note Distribution Account and the Reserve Fund in Permitted Investments of the type specified in such written direction that mature or are withdrawable not later than the next succeeding Determination Date, except for investments in section (vi) of the definition of Permitted Investments. Once such funds are
------------
invested, the Indenture Trustee shall not change the investment of such funds other than in connection with the withdrawal or liquidation of such investments and the transfer of such funds as provided herein on or prior to the next succeeding Determination Date. Funds in the Note Distribution Account and Reserve Fund not so invested must be insured to the extent and the amount permitted by law by BIF or SAIF of the FDIC. Subject to the restrictions herein, the Servicer or Indenture Trustee may purchase a Permitted Investment from itself or an Affiliate with respect to investment of funds in the Trust Accounts. Subject to the other provisions hereof, the Servicer in the case of the Principal and Interest Account and the Indenture Trustee in the case of all other Trust Accounts shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Servicer or its agent or the Indenture Trustee or its agent, as applicable, together with each document of transfer, if any, necessary to transfer title to such investment to the Servicer or Indenture Trustee, as applicable, in a manner which complies with this Section 7.01. All Investment Earnings on investments of funds in the Trust
     ------------
Accounts shall be deposited in the Interest Collection Account pursuant to
Section 7.01 and distributed on the next Remittance Date pursuant to Section
------------                                                         -------
7.05. The Trust Depositor and the Trust agree and acknowledge that the Servicer
----
and Indenture Trustee are to have "control" (within the meaning of the UCC) of collateral comprised of "Investment Property" (within the meaning of the UCC) for all purposes of this Agreement. In the absence of timely written direction from the Servicer, the Indenture Trustee shall invest amounts in the Note Distribution Account and Reserve Fund

Account in Permitted Investments of the type specified in clause (vi) of the definition of Permitted Investments herein.

     Section 7.02 Reserve Fund Deposit.
                  ---------------------

     On the Closing Date, the Owner Trustee, on behalf of the Trust, shall deposit the Reserve Fund Initial Balance into the Reserve Fund from the net proceeds of the sale of the Securities.

     Section 7.03 Principal and Interest Account.
                  -------------------------------

     (a) The Servicer shall cause to be established and maintained one or more Principal and Interest Accounts (including for each such account two (2) subaccounts, one designated as the Interest Collection Account and the other designated as the Principal Collection Account), in one or more Eligible Deposit Accounts, in the form of time deposit or demand accounts, which may be interest-bearing or such accounts may be trust accounts wherein the moneys therein are invested in Permitted Investments, titled "MCG Capital Corporation, as Servicer, in trust for the registered holders of MCG Commercial Loan Trust Notes, Series 2001-1 Class A, Class B and Class C Notes." All funds in such Principal and Interest Accounts not so invested shall be insured to the extent and the amount permitted by the BIF or SAIF of the FDIC to the maximum extent provided by law. The creation of any Principal and Interest Account shall be evidenced by a letter agreement in the form of Exhibit E hereto. A copy of such
                                               ---------
letter agreement shall be furnished to the Indenture Trustee, the Owner Trustee and, upon request, any Noteholder or Certificateholder. The Servicer may, upon written notice to the Indenture Trustee, transfer any Principal and Interest Account to a different Eligible Deposit Account.

     (b) The Servicer and each Subservicer shall deposit without duplication (within two (2) Business Days of receipt thereof) in the applicable Principal and Interest Account and retain therein the following amounts received by the Servicer (and shall segregate and deposit Interest Collections into the Interest Collections Account and Principal Collections into the Principal Collection Account):

          (i) all Principal Collections accruing and received on or after the applicable Cut-Off Date;

          (ii) all Interest Collections accruing and received on or after the first day of the month of the Closing Date (net of the Servicing Fee with respect to each Loan and other servicing compensation payable to the Servicer as permitted herein) and all origination and commitment fees;

          (iii) all Net Liquidation Proceeds (other than Insurance Proceeds covered under clause (iv) below);
                   -----------

          (iv) all Insurance Proceeds (other than amounts to be applied to restoration or repair of any related Collateral, or to be released to the Obligor in accordance with the Credit and Collection Policy);

          (v) all Released Mortgaged Property Proceeds and any other proceeds from any other Collateral securing the Loans (other than amounts released to the Obligor in accordance with the Credit and Collection Policy);

          (vi) any amounts paid in connection with the purchase or repurchase of any Loan;

          (vii) any amount required to be deposited in the Principal and Interest Account pursuant to Sections 5.10 or 7.03; and
                                  -------------    ----

          (viii) the amount of any gains and interest incurred in connection with investments in Permitted Investments.

     (c) The Servicer shall have no obligation to deposit into the Principal and Interest Account any Retained Interest or Released Amounts.

     (d) Not later than the close of business on each Determination Date immediately preceding a Remittance Date, the Servicer will remit to the Principal and Interest Account any Scheduled Payment Advance that the Servicer determines to make.

     (e) Notwithstanding subsection 7.03(b), if (i) the Servicer makes a deposit
                         -----------------
into the Principal and Interest Account in respect of a Collection of a Loan in the Loan Pool and such Collection was received by the Servicer in the form of a check that is not honored for any reason, or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Principal and Interest Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.

     (f) The foregoing requirements for deposit in the Principal and Interest Accounts shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments with respect to the Servicing Fee, together with the difference between any Liquidation Proceeds and the related Net Liquidation Proceeds, may not be deposited by the Servicer in the Principal and Interest Account.

     (g) So long as no Servicer Default shall have occurred and be continuing, and consistent with any requirements of the Code, the Principal and Interest Accounts shall either be maintained with an Eligible Deposit Account as an interest-bearing account meeting the requirements set forth in subsection
                                                               ----------
7.03(a), or the funds held therein may be invested by the Servicer (to the
-------
extent practicable) in Permitted Investments, as directed in writing by the Servicer. In either case, funds in the Principal and Interest Accounts must be available for withdrawal without penalty, and any Permitted Investments must mature not later than the Business Day immediately preceding the Determination Date next following the date of such investment (except that if such Permitted Investments is an obligation of the institution that maintains such account, then such Permitted Investments shall mature not later than such Determination
Date) and shall not be sold or disposed of prior to its maturity. All Permitted

Investments must be held by or registered in the name of "MCG Capital Corporation, as Servicer, in trust for the registered holders of MCG Commercial Loan Trust Notes, Series 2001-1." Any Investment Interest Earnings on funds held in the Principal and Interest Account Class A, Class B and Class C Notes shall be deemed part of the Interest Collection Account and shall be deposited therein pursuant to Section 7.03 and distributed on the next Remittance Date pursuant to
            ------------
Section 7.05. The amount of any losses incurred in connection with the
------------
investment of funds in the Principal and Interest Account in Permitted Investments shall be deposited in the Principal and Interest Account by the Servicer from its own funds immediately as realized without reimbursement therefor.

     (h) The Servicer may (and, for the purposes of clause (ii), shall) make
                                                    -----------
withdrawals from the Principal and Interest Account for the following purposes:

          (i) to remit to the Trust Depositor, in connection with the transfer of a Substitute Loan to the Trust in place of a Prepaid Loan, an amount equal to the Prepaid Loan Amount;

          (ii) to remit to the Indenture Trustee on each Determination Date immediately preceding a Remittance Date, for deposit in the Note Distribution Account, the Interest Collections and Principal Collections received during the immediately preceding Due Period less any amounts remitted to the Trust Depositor pursuant to clause (i) above prior to such
                                                 ----------
     Determination Date;

          (iii) to reimburse itself for any unreimbursed Servicing Advances to the extent deposited in the Principal and Interest Account (and not netted from Scheduled Payments received);

          (iv) to withdraw any amount received from an Obligor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

          (v) to make investments in Permitted Investments;

          (vi) to withdraw any funds deposited in the Principal and Interest Account that were not required or permitted to be deposited therein or were deposited therein in error;

          (vii) to pay itself certain additional servicing compensation as permitted under subsection 5.11(b) of the Agreement; and
                     ------------------

          (viii) to clear and terminate the Principal and Interest Account upon the termination of the Agreement.

     Section 7.04 Securityholder Distributions.
                  -----------------------------

     (a) Each Holder as of the related Record Date shall be paid on the next succeeding Remittance Date by check mailed to such Holder at the address for such Holder appearing on the Note Register or Certificate Register or by wire transfer if such Holder provides written instructions to the Indenture Trustee, or Owner Trustee, respectively, at least (10) ten days prior to such Remittance Date, which instructions may be in the form of a standing order.

     (b) The Indenture Trustee shall serve as the Paying Agent hereunder and shall make the payments to the Holder required hereunder. The Indenture Trustee hereby agrees that all amounts held by it for payment hereunder will be held in trust for the benefit of the Holder.

     Section 7.05 Allocations and Distributions.
                  ------------------------------

     (a) On each Determination Date prior to the occurrence of an Event of Default, (i) the Indenture Trustee shall deposit into the Note Distribution Account all funds on deposit in the Reserve Account and (ii) the Servicer shall instruct the Indenture Trustee in writing to withdraw, and on the related Remittance Date the Indenture Trustee shall withdraw from the Note Distribution Account (A) the Interest Collections, (B) the Investment Earnings on funds in the Note Distribution Account and (C) all amounts deposited therein from the Reserve Account to make the following payments. The payments listed below will be made only to the extent there are sufficient amounts available on the Remittance Date. Payments will be made, in the following order of priority:

     FIRST, to the Indenture Trustee, the Backup Servicer and the Owner Trustee, any amounts owed to such parties under the Transaction Documents for fees and expenses, other than for fees, expenses and other amounts related to indemnification; provided, however, that in no event shall the amounts payable
                 --------  -------
pursuant to this clause FIRST (i) to the Indenture Trustee, the Backup Servicer, in the aggregate, exceed $5,000 for any twelve (12) month period (excluding amounts paid as part of the Indenture Trustee Fee and the Backup Servicer Fee),
(ii) to the Owner Trustee, exceed $5,000 for any twelve (12) month period (excluding amounts paid as part of the Owner Trustee Fee) and (iii) if a successor servicer is being appointed, to the Indenture Trustee for costs and expenses associated with that appointment, exceed $100,000 in the aggregate;

     SECOND, to the Servicer, from Interest Collections received from the specific Loan for which Scheduled Payment Advances were made, reimbursement for the amount of any such Scheduled Payment Advances, relating to interest on such Loans;

     THIRD, to the Servicer, its Servicing Fee for the preceding Due Period, together with any amounts in respect of the Servicing Fee that were due in respect of prior Due Periods that remain unpaid;

     FOURTH, to the holders of the Class A Notes, the Class A Interest Amount for the related Interest Accrual Period and any related unpaid Class A Interest Shortfall with respect to prior Remittance Dates together with interest on the unpaid Class A Interest Shortfall at the then applicable Class A Note Interest Rate;

     FIFTH, to the holders of the Class B Notes, the Class B Interest Amount for the related Interest Accrual Period and any related unpaid Class B Interest Shortfall with respect to prior Remittance Dates together with interest on the unpaid Class B Interest Shortfall at the then applicable Class B Note Interest Rate;

     SIXTH, to the holders of the Class A Notes and Class B Notes, sequentially and in reduction of their respective Outstanding Principal Balance, until reduced to zero, an amount equal to the Additional Principal Amount;

     SEVENTH, to the Reserve Fund an amount, if any, which when so deposited, causes the balance of the Reserve Fund to equal the Required Reserve Amount;

     EIGHTH, to the holders of the Class B Notes, the Class B Accrued Payable, if any;

     NINTH, to the Servicer to the extent not reimbursed pursuant to clause SECOND above, reimbursement for the amount of any Scheduled Payment Advance, relating to interest on Loans;

     TENTH, pro rata based on the amount owed to such Person under this clause TENTH, to the Indenture Trustee, the Backup Servicer and the Owner Trustee, to the extent not paid pursuant to clause FIRST due to the limitations set forth therein, amounts owed to such parties for fees and expenses and other amounts, including such amounts related to indemnification and, to a Successor Servicer, any Additional Servicing Fee; and

     ELEVENTH, to the Owner Trustee for payment to the Holders of the Certificates, any remaining Interest Collections.

     (b) On each Remittance Date on and after the occurrence of an Event of Default or the occurrence and continuance of a Class A Trigger or a Class B Trigger, all amounts remaining after clause FIFTH of subsection 7.05(a) shall be
                                                     ------------------
treated as Principal Collections and distributed in accordance with subsection
                                                                    ----------
7.05(c);
-------

     (c) On each Determination Date, the Servicer shall instruct the Indenture Trustee in writing to withdraw, and on the Remittance Date the Indenture Trustee will follow the instructions to withdraw, from the Principal Collections on deposit in the Note Distribution Account the amounts needed to make the following payments. The payments listed below will be made in the following order of priority;

     FIRST, to the Servicer, from Principal Collections received from the specific Loan for which Scheduled Payment Advances were made, reimbursement for the amount of any such Scheduled Payment Advances, relating to principal on such Loans;

     SECOND, to the holders of the Class A Notes until the Outstanding Principal Balance of the Class A Notes equals zero;

     THIRD, to the holders of the Class B Notes, the Class B Accrued Payable, if any;

     FOURTH, to the holders of the Class B Notes, until the Outstanding Principal Balance of the Class B Notes equals zero;

     FIFTH, to the Servicer, to the extent not reimbursed pursuant to clause FIRST above, reimbursement for the amount of any Scheduled Payment Advance, relating to the principal on the Loans;

     SIXTH, pro rata based upon the amount owed to such Person under this clause SIXTH, to the Indenture Trustee, the Backup Servicer and the Owner Trustee, to the extent not previously paid, amounts owed to such parties for fees and expenses and other amounts, including such amounts related to indemnification and, to a Successor Servicer, any Additional Servicing Fee;

     SEVENTH, to the holders of the Class C Notes until the Outstanding Principal Balance of the Class C Notes is reduced to zero; and

     EIGHTH, to the Owner Trustee for payment to the Holders of the Certificates, any remaining Principal Collections.

     Section 7.06 Determination of LIBOR.
                  -----------------------

     (a) The Indenture Trustee will determine the London interbank offered rate for deposits in U.S. dollars having a maturity of three (3) months ("LIBOR") for
                                                                     -----
each Interest Accrual Period as of the second LIBOR Determination Date preceding the first (1/st/) day of such Interest Accrual Period (the "Three-Month Index
                                                          -----------------
Maturity") which appears on Telerate Page 3750 as of 11:00 a.m., London time, on
--------
such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Three-Month Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks. The Indenture Trustee will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Indenture Trustee, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks having the Three-Month Index Maturity and in a principal amount equal to an amount not less than U.S. $1,000,000; provided, that, if the banks selected as
                                      --------  ----
aforesaid are not quoting as mentioned in this sentence, LIBOR in effect for the applicable Interest Accrual Period will be LIBOR in effect for the previous Interest Accrual Period.

     (b) The establishment of LIBOR on each LIBOR Determination Date by the Indenture Trustee and the Indenture Trustee's subsequent calculation of the rates of interest applicable to the Notes for the related Remittance Date shall, in the absence of manifest error, be final and binding. Each such rate of interest may be obtained by telephoning the Indenture Trustee at (612) 667-8058.

                                  ARTICLE VIII

                       SERVICER DEFAULT; SERVICE TRANSFER

     Section 8.01 Servicer Default.
                  -----------------

     "Servicer Default" means the occurrence of any of the following:
      ----------------

     (a) any failure by the Servicer to remit when due to the Noteholders, or to the Indenture Trustee for the benefit of the Noteholders, or to the Owner Trustee for the benefit of the Certificateholders, any payment required to be made under the terms of this Agreement or the other Transaction Documents, it being understood that the Servicer shall not be responsible for the failure of either the Owner Trustee or the Indenture Trustee to remit funds that were received by the Owner Trustee or the Indenture Trustee from the Servicer in accordance with this Agreement or the other Transaction Documents; or

     (b) failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer set forth in this Agreement or the other Transaction Documents, or any representation or warranty of the Servicer made in this Agreement or the other Transaction Documents or in any certificate or other writing delivered thereto or in connection therewith proves to have been incorrect when made, which failure or breach has a material adverse effect on the rights of the Noteholders and continues unremedied for a period of thirty (30) days (if such failure or breach can be cured) after the first to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to a Responsible Officer of the Servicer by the Indenture Trustee, or a Responsible Officer of the Servicer and the Indenture Trustee by any Noteholder or Certificateholder, and (ii) the date on which a Responsible Officer of the Servicer receives actual knowledge of such failure or breach; or

     (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of thirty (30) days; or

     (d) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

     (e) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

     (f) without the consent of the Majority Noteholders, the Servicer agrees or consents to, or otherwise permits to occur, any amendment, modification, change, supplement or recision of or to the Servicer or the Credit and Collection Policy, in whole or in part, in any manner that would have a material adverse effect on the Loans; or

     (g) failure by the Servicer to observe or perform the Credit and Collection Policy regarding the servicing of the Loans in any manner that would have a material adverse effect on the Loans.

     Section 8.02 Servicer Transfer.
                  ------------------

     (a) If a Servicer Default has occurred and is continuing, the Majority Noteholders may, by written notice (a "Termination Notice") delivered to the
                                       ------------------
parties hereto, terminate all (but not less than all) of the Servicer's management, administrative, servicing, custodial and collection functions; provided, however, no Termination Notice shall be required with respect to any
--------  -------
Servicer Default described under subsections 8.01(c), (d), or (e).
                                 -------------------  ---     ---

     (b) Upon delivery of the notice required by subsection 8.02(a) (or, if
                                                 ------------------
later, on a date designated therein), and on the date that a successor Servicer shall have been appointed pursuant to Section 8.03 (such appointment being
                                      ------------
herein called a "Servicer Transfer"), all rights, benefits, fees, indemnities,
                 -----------------
authority and power of the Servicer under this Agreement, whether with respect to the Loans, the Loan Files or otherwise, shall pass to and be vested in such successor (the "Successor Servicer") pursuant to and under this Section 8.02;
                ------------------                              ------------
and, without limitation, the Successor Servicer is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer agrees to cooperate with the Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Successor Servicer for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Principal and Interest Account, or for its own account in connection with its services hereafter or thereafter received with respect to the Loans. The Servicer shall transfer to the Successor Servicer (i) all records held by the Servicer relating to the Loans in such electronic form as the Successor Servicer may reasonably request and (ii) any Loan Files in the Servicer's possession. In addition, the Servicer shall permit access to its premises (including all computer records and programs) to the Successor Servicer or its designee, and shall pay the reasonable transition expenses of the Successor Servicer. Upon a Servicer Transfer, the Successor Servicer shall also be entitled to receive the Servicing Fee for performing the obligations of the Servicer. Any indemnities provided in this Agreement or the other Transaction Documents in favor of the Servicer and any fees, costs, expenses, Servicing Advances or Scheduled Payment Advances which have accrued and/or are unpaid to the Servicer shall survive the resignation or termination of the Servicer.

     Section 8.03 Appointment of Successor Servicer; Reconveyance; Successor
                  ----------------------------------------------------------
                  Servicer to Act.
                  ----------------

     (a) Upon delivery of the notice required by subsection 8.02(a) (or, if
                                                 ------------------
later, on a date designated therein), the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or, if no such date is specified, until a date mutually agreed by the Servicer and the Indenture Trustee. The Indenture Trustee shall as promptly as possible after the giving of or receipt of a Termination Notice, appoint a Successor Servicer, which shall be the Backup Servicer, in accordance with subsection 5.16(c) (the "Successor Servicer"), and such Successor Servicer
     ------------------       ------------------
shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee and Owner Trustee. If within sixty (60) days of delivery of a Termination Notice a Successor Servicer is not appointed and the Servicer shall have yet to cure the Servicer Default, then the Indenture Trustee shall offer the Trust Depositor, and the Trust Depositor shall offer the Originator, the right to accept retransfer of all the Loan Assets, and such parties may accept retransfer of such Loan Assets in consideration of the Trust Depositor's delivery to the Principal and Interest Account on or prior to the next upcoming Remittance Date of a sum equal to the Aggregate Outstanding Principal Balance of all Securities (other than the Certificates) then outstanding, together with accrued and unpaid interest thereon through such date of deposit; provided,
                                                                  --------
that, the Indenture Trustee, if so directed by the Majority Noteholders in
----
writing, need not accept and effect such reconveyance in the absence of evidence (which may include valuations of an investment bank or similar entity) reasonably acceptable to such Indenture Trustee or Majority Noteholders that such retransfer would not constitute a fraudulent conveyance of the Trust Depositor or the Originator.

     (b) The Backup Servicer may, in its discretion, or shall, if it is unable to so act or if the Majority Noteholders request in writing to the Backup Servicer, appoint, or petition a court of competent jurisdiction to appoint, any established servicing institution having a net worth of not less than $25,000,000 as the Successor Servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer.

     (c) As compensation, any Successor Servicer (including, without limitation, the Backup Servicer) so appointed shall be entitled to receive the Servicing Fee, together with any other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided herein that accrued prior thereto; including, without limitation, all reasonable costs (including reasonable attorneys' fees) incurred in connection with transferring the servicing obligations under the Agreement and amending the Agreement to reflect such transfer.

     (d) In the event the Backup Servicer is required to solicit bids, the Backup Servicer shall solicit, by public announcement, bids from banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the Successor Servicer shall be entitled to the full amount of the Servicing Fee as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise that accrued prior thereto. Within thirty (30) days after any such public announcement, the Backup Servicer shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Backup Servicer shall deduct from any sum received by the Backup Servicer from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances. After such deductions, the remainder of such sum shall be paid by the Backup Servicer to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor. The Backup Servicer and such successor shall take such action, consistent with the Agreement, as shall be necessary to effectuate any such succession. Neither the Backup Servicer nor any other Successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer shall be effective until written notice of such proposed appointment shall have been provided by the Indenture Trustee to each Noteholder and Certificateholder and the Backup Servicer shall have consented thereto. The Backup Servicer shall not resign as Servicer until a Successor Servicer has been appointed and accepted such appointment.

     (e) On or after a Servicer Transfer, the Successor Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and the terminated Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Servicer Transfer; provided, however, that (i) the Successor
                                      --------  -------
Servicer will not assume any obligations of the Servicer described in Section
                                                                      -------
8.02 and (ii) the Successor Servicer shall not be liable for any acts or
----
omissions of the Servicer occurring prior to such Servicer Transfer or for any breach by the Servicer of any of its representations and warranties contained herein or in any related document or agreement. Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee or the Backup Servicer be liable for any Servicing Fee or for any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any Successor Servicer to act as Successor Servicer under this Agreement and the transactions set forth or provided for herein, including any Additional Servicing Fee. The Owner Trustee, Securityholders and the Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. To the extent the terminated Servicer has made Servicer Advances, it shall be entitled to reimbursement of the same notwithstanding its termination hereunder, to the same extent as if it had continued to service the Loans hereunder.

     Section 8.04 Notification to Securityholders.
                  --------------------------------

     (a) Promptly following the occurrence of any Servicer Default, the Servicer shall give written notice thereof to the Trustees, the Trust Depositor and each Rating Agency at the addresses described in Section 13.04 hereof and to the
                                            -------------
Noteholders and Certificateholder at their respective addresses appearing on the Note Register and the Certificate Register, respectively.

     (b) Within ten (10) days following any termination or appointment of a Successor Servicer pursuant to this Article VIII, the Indenture Trustee shall
                                    ------------
give written notice thereof to each Rating Agency and the Trust Depositor at the addresses described in Section 13.04 hereof, and to the Noteholders and
                       -------------
Certificateholder at their respective addresses appearing on the Note Register and the Certificate Register, respectively.

     Section 8.05 Effect of Transfer.
                  -------------------

     (a) After a Servicer Transfer, the terminated Servicer shall have no further obligations with respect to the management, administration, servicing, custody or collection of the Loans and the Successor Servicer appointed pursuant to Section 8.03 shall have all of such obligations, except that the terminated
   ------------
Servicer will transmit or cause to be transmitted directly to the Successor Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the Successor Servicer to collect them) received as payments upon or otherwise in connection with the Loans.

     (b) A Servicer Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer) other than those relating to the management, administration, servicing, custody or collection of the Loans.

     Section 8.06 Database File.
                  --------------

     Upon reasonable request by the Indenture Trustee or the Backup Servicer, the Servicer will provide the Successor Servicer with a magnetic tape containing the database file for each Loan (i) as of the Cutoff Date, (ii) the Subsequent Cutoff Dates, (iii) thereafter, as of the last day of the preceding Due Period on the Determination Date prior to a Servicer Default and (iv) on and as of the Business Day before the actual commencement of servicing functions by the Successor Servicer following the occurrence of a Servicer Default.

     Section 8.07 Waiver of Defaults.
                  -------------------

     The Majority Noteholders may, on behalf of all the Noteholders and Certificateholders, and subject satisfying the Rating Agency Condition, waive any events permitting removal of the Servicer pursuant to this Article VIII;
                                                               ------------
provided, however, that the Majority Noteholders may not waive a default in
--------  -------
making a required distribution on a Note without the consent of each holder of such Note. Upon any waiver or cure of a past default, such default shall cease to exist, and any Servicer Default or Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver or cure shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

     Section 8.08 Responsibilities of the Successor Servicer.
                  -------------------------------------------

     (a) The Successor Servicer will not be responsible for delays attributable to the Servicer's failure to deliver information, defects in the information supplied by the Servicer or other circumstances beyond the control of the Successor Servicer.

     (b) The Successor Servicer will make arrangements with the Servicer for the prompt and safe transfer of, and the Servicer shall provide to the Successor Servicer, all necessary servicing files and records, including (as deemed necessary by the Successor Servicer at such time): (i) microfiche loan documentation, (ii) servicing system tapes, (iii) Loan payment history, (iv) collections history and (v) the trial balances, as of the close of business on the day immediately preceding conversion to the Successor Servicer, reflecting all applicable Loan information. The current Servicer shall be obligated to pay the costs associated with the transfer of the servicing files and records to the Successor Servicer.

     (c) The Successor Servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the Successor Servicer acting in accordance with information prepared or supplied by a Person other than the Successor Servicer or the failure of any such Person to prepare or provide such information. The Successor Servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the Servicer, the Trust Depositor or the Trustees or for any inaccuracy or omission in a notice or communication received by the Successor Servicer from any third party or (ii) which is due to or results from the invalidity, unenforceability of any Loan with applicable law or the breach or the inaccuracy of any representation or warranty made with respect to any Loan.

     (d) If the Indenture Trustee or any other Successor Servicer assumes the role of Successor Servicer hereunder, such Successor Servicer shall be entitled to the benefits of (and subject to the provisions of) Section 5.02 concerning
                                                      ------------
delegation of duties to subservicers.

     Section 8.09 Rating Agency Condition for Servicer Transfer.
                  ----------------------------------------------

     Notwithstanding the foregoing provisions relating to a Servicer Transfer, no Servicer Transfer shall be effective hereunder unless prior written notice thereof shall have been given to the Rating Agencies, and the Rating Agency Condition shall have been satisfied with respect thereto.

     Section 8.10 Appointment of Successor Backup Servicer; Successor Backup
                  ----------------------------------------------------------
                  Servicer to Act.
                  ---------------

     (a) The Backup Servicer may be removed, with or without cause, by the Majority Noteholders or the Indenture Trustee, by notice given in writing to the Backup Servicer (the "Backup Servicer Termination Notice"). The Backup Servicer
                      ----------------------------------
shall continue to perform all backup servicing functions under this Agreement until the date specified in the Backup Servicer Termination Notice or, if no such date is specified, until a date mutually agreed by the Backup Servicer and the Indenture Trustee. The Indenture Trustee shall as promptly as possible after the giving of a Backup Servicer Termination Notice, to appoint a Successor Backup Servicer (the "Successor Backup Servicer") and such Successor Backup
                      -------------------------
Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee and Owner Trustee.

     (b) In the event that a Successor Backup Servicer has not been appointed and has not accepted its appointment at the time when the then Backup Servicer has ceased to act as Backup Servicer, the Indenture Trustee shall petition a court of competent jurisdiction to appoint any established financial institution having a net worth of at least $50,000,000 and whose regular business includes the backup servicing of loans similar to the Loans as the Successor Backup Servicer hereunder and the Successor Backup Servicer shall be the successor in all respects to the Backup Servicer in its capacity as Backup Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Backup Servicer by the terms and provisions hereof, and the terminated Backup Servicer shall be relieved of such responsibilities, duties and liabilities arising after such backup servicer transfer (the "Backup
                                                                  ------
Servicer Transfer"); provided, however, that the Successor Backup Servicer shall
-----------------    --------  -------
not be liable for any acts or omissions of the Backup Servicer occurring prior to such Backup Servicer Transfer or for any breach by the Backup Servicer of any of its representations and warranties contained herein or in any related document or agreement. As compensation therefor, the Successor Backup Servicer shall be entitled to receive reasonable compensation equal to the monthly Backup Servicing Fee. Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee or the Servicer be liable for any Backup Servicing Fee or for any differential in the amount of the backup servicing fee paid hereunder and the amount necessary to induce any Successor Backup Servicer to act as Backup Servicer under this Agreement and the transactions set forth or provided for herein. The Owner Trustee, Securityholders and the Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                                   ARTICLE IX

                                     REPORTS

     Section 9.01 Quarterly Reports.
                  ------------------

     With respect to each Remittance Date and the related Due Period, the Servicer will provide to each Trustee, the Backup Servicer, each Rating Agency and FUSI, on the related Determination Date, a quarterly statement (a "Quarterly
                                                                       ---------
Report") substantially in the form of Exhibit H hereto with respect to the
------                                ---------
preceding Due Period.

     Section 9.02 Officer's Certificate.
                  ----------------------

     Each Quarterly Report delivered pursuant to Section 9.01 shall be
                                                 ------------
accompanied by a certificate of a Responsible Officer of the Servicer certifying the accuracy of the Quarterly Report and that no Servicer Default or event that with notice or lapse of time or both would become a Servicer Default has occurred, or if such event has occurred and is continuing, specifying the event and its status.

     Section 9.03 Other Data.
                  -----------

     In addition, the Servicer shall, upon the request of any Trustees, the Backup Servicer, or any Rating Agency, furnish such Trustee, Rating Agency or the Backup Servicer, as the case may be, such underlying data used to generate a Quarterly Report as may be reasonably requested. The Servicer will also forward to the Indenture Trustee, the Owner Trustee, each Rating Agency and FUSI (a) within sixty (60) days after each calendar quarter (except the fourth calendar quarter), commencing with the quarter ending March 31, 2002, the audited quarterly financial statement of the Servicer and (b) within ninety (90) days after each fiscal year of the Servicer, commencing with the fiscal year ending December 31, 2001, the unaudited annual financial statement of the Servicer, together with the related report of the independent accountants to the Servicer. On the Remittance Date following the receipt of each such financial statements and report, the Indenture Trustee will forward to each Noteholder of record a copy of such financial statements and report.

     Section 9.04 Annual Report of Accountants.
                  -----------------------------

     On or before May 31 of each year beginning May 31, 2003, the Servicer, at its expense, shall cause a firm of nationally recognized independent certified public accountants to furnish a letter or letters to the Indenture Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

     Section 9.05 Annual Statement of Compliance from Servicer.
                  ---------------------------------------------

     The Servicer will deliver to the Trustees within ninety (90) days of the end of each fiscal year commencing with the year ending December 31, 2002, an Officer's Certificate stating that (a) the Servicer has fully complied in all material respects with certain provisions of the Agreement relating to servicing of the Loans and payments on the Notes, (b) a review of the activities of the Servicer during the prior calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (c) to the best of such officer's knowledge, based on such review, the Servicer has fully performed or cause to be performed in all material respects all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment in all material respects any of its obligations, specifying each such default known to such officer and the nature and status thereof and the steps being taken or necessary to be taken to remedy such event. A copy of such certificate may be obtained by any Securityholder by a request in writing to the Indenture Trustee, with respect to any Noteholder, or the Owner Trustee, with respect to any Certificateholder.

     Section 9.06 [Reserved].
                   --------

     Section 9.07 Reports of Foreclosure and Abandonment of Mortgaged Property.
                  -------------------------------------------------------------

     Each year the Servicer shall make the reports of foreclosures and abandonment of any Mortgaged Property as and to the extent required by Section 6050J of the Code. Promptly after filing any such report with the Code, the Servicer shall provide the Indenture Trustee with an Officer's Certificate certifying that such report has been filed.

     Section 9.08 Notices.
                  --------

     (a) The Servicer shall furnish to the Indenture Trustee (i) promptly, copies of any material and adverse notices (including, without limitation, notices of defaults, breaches, potential defaults or potential breaches) given to or received from its other lenders and (ii) immediately, notice of the occurrence of any Event of Default or Servicer Default or of any situation which the Servicer reasonably expects to develop into an Event of Default or Servicer Default.

     (b) The Servicer also agrees to make available on a reasonable basis to any Noteholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit any Noteholder upon reasonable advance notice and subject to reasonable confidentiality restrictions to inspect the Servicer's servicing facilities during normal business hours and in a manner that does not unreasonably interfere with the Servicer's normal operations or customer or employee relations for the purpose of satisfying such Noteholder that the Servicer has the ability to service the Loans in accordance with this Agreement.

     Section 9.09 Indenture Trustee's Right to Examine Servicer Records and
                  ---------------------------------------------------------
                  Audit Operations.
                  -----------------

     The Indenture Trustee shall have the right upon reasonable prior notice, during normal business hours, in a manner that does not unreasonably interfere with the Servicer's normal operations or customer or employee relations, and as often as reasonably required, to examine and audit any and all of the books, records or other information of the Servicer, whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. No amounts payable in respect of the foregoing shall be paid from the Loan Assets.

     Section 9.10 Reports to the Indenture Trustee; Principal and Interest
                  --------------------------------------------------------
                  Account Statements.
                  -------------------

     Not later than twenty (20) days after each Record Date, the Servicer shall forward to the Indenture Trustee a statement, certified by a Servicing Officer, setting forth the status of the Principal and Interest Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Principal and Interest Account for each category of deposit specified in Section 7.03, the aggregate of
                                                  ------------
withdrawals from the Principal and Interest Account for each category of withdrawal specified in

Section 7.03 and the aggregate amount of permitted withdrawals not made in the
------------
related Due Period.

                                    ARTICLE X

                                   TERMINATION

     Section 10.01 Sale of Loan Assets.
                   --------------------

     (a) Upon any sale of the assets of the Trust pursuant to Section 9.02 of
                                                              ------------
the Trust Agreement, the Servicer shall instruct the Indenture Trustee in writing to deposit the proceeds from such sale after all payments and reserves therefrom have been made (the "Insolvency Proceeds") in the Principal and
                               -------------------
Interest Account. On the Remittance Date on which the Insolvency Proceeds are deposited in the Principal and Interest Account (or, if such proceeds are not so deposited on a Remittance Date, on the Remittance Date immediately following such deposit), the Servicer shall instruct the Indenture Trustee in writing to allocate and apply (after the application on such Remittance Date of Principal Collections and Interest Collections pursuant to Section 7.05) the Insolvency
                                                 ------------
Proceeds as if (and in the same order of priority as) the Insolvency Proceeds were Principal Collections and Interest Collections being allocated and distributed on such date pursuant to subsection 7.05(c).
                                     ------------------

     (b) As described in Article IX of the Trust Agreement, notice of any
                         ----------
termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

     (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholder will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of the Indenture Trustee pursuant to this Agreement.

     Section 10.02 Termination.
                   ------------

     (a) This Agreement shall terminate upon notice to the Indenture Trustee of the earlier of the following events: (i) the final payment on or the disposition or other liquidation by the Trust of the last Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Loan and the remittance of all funds due thereunder, or (ii) mutual written consent of the Servicer, the Trust Depositor, Indenture Trustee, the Originator and all Noteholders and Certificateholders.

     (b) Notice of any termination, specifying the Remittance Date upon which the Trust will terminate and that the Noteholders shall surrender their Notes to the Indenture Trustee for payment of the final distribution and cancellation shall be given promptly by the Servicer by letter to all Noteholders mailed during the month of such final distribution before the Determination Date in such month, specifying (i) the Remittance Date upon which final payment of the Notes will be made upon presentation and surrender of Notes at the office of the Indenture

Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Remittance Date is not applicable, payments being made only upon presentation and surrender of the Notes at the office of the Indenture Trustee therein specified. The Servicer shall give such notice to the Indenture Trustee at the time such notice is given to Noteholders.

                                   ARTICLE XI

               REMEDIES UPON MISREPRESENTATION; REPURCHASE OPTION

     Section 11.01 Repurchases of, or Substitution for, Loans for Breach of
                   --------------------------------------------------------
                   Representations and Warranties.
                   -------------------------------

     Upon a discovery by a Responsible Officer of the Servicer or any subservicer, a Responsible Officer of the Owner Trustee or the Indenture Trustee of a breach of subsection 2.08(b) or a breach of a representation or warranty as
               ------------------
set forth in Section 3.01, Section 3.02, Section 3.03, Section 3.04 or Section
             ------------  ------------  ------------  ------------    -------
3.05 or as made or deemed made in any Addition Notice or any Subsequent Purchase
----
Agreement relating to Substitute Loans that materially and adversely affects the value of the Loans or the interests of the Noteholders or the Certificateholders therein or which materially and adversely affects the interests of the Noteholders or the Certificateholders in the related Loan in the case of a representation or warranty relating to a particular Loan (notwithstanding that such representation or warranty was made to the Originator's or the Trust Depositor's best knowledge) (an "Ineligible Loan"), the party discovering the
                                 ---------------
breach shall give prompt written notice to the other parties; provided, that,
                                                              --------  ----
the Indenture Trustee shall have no duty or obligation to inquire or to investigate the breach of any of such representations or warranties. Within thirty (30) days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Originator or Trust Depositor shall
(a) promptly cure such breach in all material respects, (b) repurchase each such Ineligible Loan by depositing in the Principal and Interest Account, within such thirty (30) day period, an amount equal to the Transfer Deposit Amount, or (c) remove such Loan from the Trust and effect a substitution for such affected Loan with a Substitute Loan in accordance with the substitution requirements set forth in Section 2.04 not later than the date a repurchase of such affected Loan
         ------------
would be required hereunder; provided, however, that with respect to a breach of
                             --------  -------
a representation or warranty relating to the Loans in the aggregate and not to any particular Loan, the Originator may select Loans (without adverse selection) to repurchase (or substitute for) such that had such Loans not been included as part of the Trust (and, in the case of a substitution, had such Substitute Loan been included as part of the Loan Assets instead of the selected Loan) there would have been no breach of such representation or warranty.

     Section 11.02 Reassignment of Repurchased or Substituted Loans.
                   -------------------------------------------------

     Upon receipt by the Indenture Trustee for deposit in the Principal and Interest Account of the amounts described in Section 11.01 (or upon the
                                             -------------
Subsequent Transfer Date related to a Substitute Loan described in Section
                                                                   -------
11.01), and upon receipt of an Officer's Certificate of the Servicer in the form
-----
attached hereto as Exhibit F, the Indenture Trustee shall assign to the Trust
                   ---------
Depositor and the Trust

Depositor shall assign to the Originator all of the Trust's (or Trust Depositor's, as applicable) right, title and interest in the repurchased or substituted Loan and related Loan Assets without recourse, representation or warranty. Such reassigned Loan shall no longer thereafter be included in any calculations of Outstanding Loan Balances required to be made hereunder or otherwise be deemed a part of the Trust.

                                   ARTICLE XII

                                   INDEMNITIES

     Section 12.01 Indemnification by Servicer.
                   ----------------------------

     The Servicer agrees to indemnify, defend and hold the Indenture Trustee (as such and in its individual capacity), the Owner Trustee (as such and in its individual capacity), the Backup Servicer and each Noteholder and Certificateholder harmless from and against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other reasonable costs, fees and expenses that such Person may sustain as a result of the material failure of the Servicer to perform its duties and service the Loans in compliance with the terms of this Agreement, except to the extent arising from (a) the gross negligence, willful misconduct or fraud by the Person claiming indemnification or (b) an Obligor's financial difficulty. The Servicer shall immediately notify the Indenture Trustee and the Owner Trustee if a claim is made by any party with respect to this Agreement, and the Servicer shall assume (with the consent of the indemnified party) the defense and any settlement of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the indemnified party in respect of such claim.

     Section 12.02 Indemnification by Trust Depositor.
                   -----------------------------------

     The Trust Depositor agrees to indemnify, defend, and hold the Indenture Trustee (as such and in its individual capacity), the Owner Trustee (as such and in its individual capacity) and each Noteholder and Certificateholder harmless from and against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other reasonable costs, fees and expenses that such Person may sustain as a result of the material failure of the Trust Depositor to perform its duties in compliance with the terms of this Agreement and in the best interests of the Noteholders and the Certificateholders, except to the extent arising from (a) the gross negligence, willful misconduct or fraud by the Person claiming indemnification or (b) an Obligor's financial difficulty. The Trust Depositor shall immediately notify the Indenture Trustee and the Owner Trustee if a claim is made by a third party with respect to this Agreement, and the Trust Depositor shall assume (with the consent of the indemnified party) the defense and any settlement of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the indemnified party in respect of such claim.

                                  ARTICLE XIII

                                  MISCELLANEOUS

     Section 13.01 Amendment.
                   ----------

     (a) This Agreement may be amended from time to time by the parties hereto by written agreement, with the prior written consent of the Indenture Trustee but without notice to or consent of the Noteholders or Certificateholder, to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such
                                                    --------  -------
action shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee, adversely affect the interests of any Noteholder or Certificateholder; and further, provided, that no such amendment shall reduce in
                       -------  --------
any manner the amount of, or delay the timing of, any amounts received on Loans which are required to be distributed on any Note or Certificate without the consent of the Holder of such Note or Certificate, or change the rights or obligations of any other party hereto without the consent of such party.

     (b) This Agreement may be amended from time to time by the parties hereto by written agreement, with the prior written consent of the Indenture Trustee and with the consent of the Majority Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Notes or Certificates; provided, however, that no such amendment shall reduce in
                       --------  -------
any manner the amount of, or delay the timing of, any amounts which are required to be distributed on any Note or Certificate without the consent of the Holder of such Note or Certificate or reduce the percentage of Holders of any Note or Certificate which are required to consent to any such amendment without the consent of the Holders of 100% of the Notes affected thereby; and provided,
                                                                  --------
further, that no amendment affecting only one (1) Class shall require the
-------
approval of the Holders of any other Class.

     (c) Prior to the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent, together with a copy thereof, to each Rating Agency.

     (d) Promptly after the execution of any such amendment or consent, the Owner Trustee and the Indenture Trustee, as the case may be, shall furnish written notification of the substance of such amendment or consent to each Certificateholder and Noteholder, respectively. It shall not be necessary for the consent of Noteholders and Certificateholder pursuant to subsection 13.01(b)
                                                             -------------------
to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Noteholders and Certificateholder of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee or the Indenture Trustee may prescribe.

     (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized and permitted by this Agreement. Such Trustee may, but shall not be obligated to, enter into any such amendment that affects such Trustee's own rights, duties, indemnities or immunities under this Agreement or otherwise.

     Section 13.02 Protection of Title to Trust.
                   -----------------------------

     The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Trust, the Securityholders, the Indenture Trustee and the Owner Trustee in the Loans and in the proceeds thereof. The Servicer shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     Section 13.03 Governing Law.
                   --------------

     (a) This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties under the Agreement shall be determined in accordance with such laws.

     (b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this subsection 13.03(b).
                           --------------------

     Section 13.04 Notices.
                   --------

     All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one (1) Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Responsible Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

           (i)      if to the Servicer or the Originator:

                    MCG Capital Corporation
                    300 Arboretum Place, Suite 300
                    Richmond, Virginia  23236
                    Attention:       Chief Financial Officer
                    Facsimile No.:   (804) 272-3694

                    and

                    MCG Capital Corporation
                    1100 Wilson Boulevard, Suite 800
                    Arlington, Virginia  22209
                    Attention:       General Counsel
                    Facsimile No.:   (703) 247-7545

           (ii)     if to the Trust Depositor:

                    MCG Finance III, LLC
                    1100 Wilson Boulevard, Suite 800
                    Arlington, Virginia  22209
                    Attention:       General Counsel
                    Facsimile No.:   (703) 247-7545

                    and

                    MCG Finance III, LLC 300 Arboretum Place, Suite 300 Richmond, Virginia 23236
                    Attention:       Chief Financial Officer
                    Facsimile No.:   (804) 272-3694

           (iii)    if to the Indenture Trustee:

                    Wells Fargo Bank Minnesota, National Association
                    Sixth Street and Marquette Avenue
                    MAC N9311-161
                    Minneapolis, Minnesota  55479
                    Attention:       Corporate Trust Services/Asset Backed
                                     Administration
                    Facsimile No.:   (612) 667-3464

           (iv)     if to the Owner Trustee:

                    Wilmington Trust Company
                    One Rodney Square North
                    Wilmington, Delaware  19890
                    Attention:       Corporate Trust Administration
                    Facsimile No.:   (302) 427-4749

                    with a copy to:

                    the Originator and the Servicer as provided in clause (i)
                                                                   ----------
                    above

           (v)      if to the Trust:

                    MCG Commercial Loan Trust 2001-1
                    c/o Wilmington Trust Company
                    One Rodney Square North
                    Wilmington, Delaware  19890
                    Attention:       Corporate Trust Administration
                    Facsimile No.:   (302) 427-4749

                    with a copy to:

                    the Originator and the Servicer as provided in clause (i)
                                                                   ----------
                    above

           (vi)     if to S&P:

                    Standard and Poor's Rating Service
                    55 Water Street
                    41st Floor
                    New York, New York  10041
                    Attention:       Surveillance:  Asset-Backed Services
                    Facsimile No.:   (212) 438-2662

           (vii)    if to Moody's:

                    Moody's Investors Service, Inc.
                    99 Church Street
                    4th Floor
                    New York, New York  10007
                    Attention:       ABS Monitoring Department
                    Facsimile No.:   (212) 553-0344

           (viii)   if to Fitch:

                    Fitch, Inc.
                    One State Street Plaza
                    New York, New York  10004
                    Attention:       CDO Surveillance
                    Facsimile No.:   (212) 514-6501

           (ix)     if to the Placement Agent:

                    First Union Securities, Inc.
                    One First Union Center, Mail Code: NC0610
                    301 South College Street
                    Charlotte, North Carolina  28288-0610
                    Attention:       Asset Securitization Division
                    Facsimile No.:   (704) 383-4012

     Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

     Section 13.05 Severability of Provisions.
                   ---------------------------

     If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or Certificates or the rights of the Holders thereof, and any such prohibition, invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenants, agreements, provisions or terms in any other jurisdiction.

     Section 13.06 Third Party Beneficiaries.
                   --------------------------

     Except as otherwise specifically provided herein, the parties hereto hereby manifest their intent that no third party shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

     Section 13.07 Counterparts.
                   -------------

     This Agreement may be executed by facsimile signature and in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.

     Section 13.08 Headings.
                   ---------

     The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 13.09 No Bankruptcy Petition; Disclaimer.
                   -----------------------------------

     (a) Each of the Originator, the Indenture Trustee, the Servicer, the Trust acting through the Owner Trustee and each Holder (by acceptance of the applicable Securities) covenants and agrees that, prior to the date that is one
(1) year and one (1) day after the payment in full of all amounts owing in respect of all outstanding Securities, it will not institute against the Trust Depositor or the Trust, or join any other Person in instituting against the Trust Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States; provided, however,
                                                             --------  -------
that nothing herein shall prohibit the Indenture Trustee from filing proofs of claim or otherwise participating in any such proceedings instituted by any other Person. This Section 13.09 will survive the termination of this Agreement.
             -------------

     (b) The Trust acknowledges and agrees that the Certificates represent a beneficial interest in the Trust and Loan Assets only and the Securities do not represent an interest in any assets (other than the Loan Assets) of the Trust Depositor (including by virtue of any deficiency claim in respect of obligations not paid or otherwise satisfied from the Loan Assets and proceeds thereof). In furtherance of and not in derogation of the foregoing, to the extent that the Trust Depositor enters into other securitization transactions as contemplated in
Section 6.07, the Trust acknowledges and agrees that it shall have no right,
------------
title or interest in or to any assets (or interests therein), other than the Loan Assets, conveyed or purported to be conveyed (whether by way of a sale, capital contribution or by the granting of a Lien) by the Trust Depositor to any Person other than the Trust (the "Other Assets").
                                  ------------

     (c) To the extent that notwithstanding the agreements contained in this Section, the Trust or any Securityholder, either (i) asserts an interest in or claim to, or benefit from any Other Assets, whether asserted against or through the Trust Depositor or any other Person owned by the Trust Depositor, or (ii) is deemed to have any interest, claim or benefit in or from any Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of Insolvency Laws or otherwise (including without limitation pursuant to Section 1111(b) of the federal Bankruptcy Code, as amended) and whether deemed asserted against or through the Trust Depositor or any other Person owned by the Trust Depositor, then the Trust and each Securityholder by accepting a Note or Certificate further acknowledges and agrees that any such interest, claim or benefit in or from the Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Trust Depositor that, under the terms of the documents relating to the securitization of the Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution under applicable law, including Insolvency Laws, and whether asserted against the Trust Depositor or any other Person owned by the Trust Depositor) including, without limitation, the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of
Section 510(a) of the Bankruptcy Code. Each Securityholder is deemed to have acknowledged and agreed that no adequate remedy at law exists for a breach of this Section 13.09 and that the terms and provisions of this Section 13.09 may
     -------------                                           -------------
be enforced by an action for specific performance.

     (d) The provisions of this Section 13.09 shall be for the third party
                                -------------
benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

     Section 13.10 Jurisdiction.
                   -------------

     Any legal action or proceeding with respect to this Agreement may be brought in the courts of the United States for the Southern District of New York, and by execution and delivery of this Agreement, each party hereto consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Each such party irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto.

     Section 13.11 Tax Characterization.
                   ---------------------

     Notwithstanding the provisions of Section 2.01 and Section 2.04 hereof, the
                                       ------------     ------------
Trust Depositor and Owner Trustee agree that pursuant to Treasury Regulations
Section 301.7701-3(b)(1)(ii), in the event that the Certificates and the Class C Notes are owned by more than one Holder the Trust will be treated as a partnership, the partners of which are the Certificateholders and the Holders of the Class C Notes and, in the event that the Certificates and the Class C Notes are owned by a single Holder, the Trust will be treated as a division of such Holder.

     Section 13.12 Prohibited Transactions with Respect to the Trust.
                   --------------------------------------------------

     The Originator shall not:

     (a) Provide credit to any Noteholder or Certificateholder for the purpose of enabling such Noteholder or Certificateholder to purchase Notes or Certificates, respectively;

     (b) Purchase any Notes or Certificates in an agency or trustee capacity; or

     (c) Except in its capacity as Servicer as provided in this Agreement, lend any money to the Trust.

     Section 13.13 [Reserved].
                    --------

     Section 13.14 Limitation of Liability of Owner Trustee.
                   -----------------------------------------

     Wilmington Trust Company acts on behalf of the Trust solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Trust by reason of the transactions contemplated by this Agreement or any other Transaction

Document shall look only to the Trust Estate under the Trust Agreement for payment or satisfaction thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, any other Transaction Document or the Notes, or of any Loan or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Loan, or the perfection and priority of any security interest created by any Loan in any Collateral or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate under the Trust Agreement or its ability to generate the payments to be distributed to the Certificateholder under the Trust Agreement or the Noteholders under the Indenture, including, without limitation, the existence, condition and ownership of any Collateral; the existence and enforceability of any insurance thereon; the existence and contents of any Loan on any computer or other record thereof; the validity of the assignment of any Loan to the Trust or of any intervening assignment; the completeness of any Loan; the performance or enforcement of any Loan; the compliance by the Trust, the Trust Depositor or the Servicer with any covenant, agreement or other obligation or any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation; or any action of the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee or the Trust.

     Section 13.15 Payments with respect to Partially Funded Term Loans,
                   ----------------------------------------------------------
                   Traditional Revolving Loans and Reducing Revolving Loans.
                   ---------------------------------------------------------

     (a) With respect to any Partially Funded Term Loans, any Traditional Revolving Loans and any Reducing Revolving Loans, the Trust will own only the principal portion of such Loans outstanding as of the applicable Cutoff Date. Principal Collections received by the Servicer on any Traditional Revolving Loans and any Reducing Revolving Loans will be allocated first to the portion of such Loan not owned by the Trust, until the principal amount of such portion is reduced to zero, and then to the portion owned by the Trust; provided, however,
                                                             --------  -------
(i) if a payment default occurs with respect to any Traditional Revolving Loan or any Reducing Revolving Loans, (ii) an Event of Default occurs or (iii) a Servicer Default occurs, then Principal Collections received on (x) the applicable Loan (in the case of clause (i) above) or (y) all the Traditional
                                ----------
Revolving Loans and Reducing Revolving Loans (in the case of clauses (ii) or
                                                             ------------
(iii) above) will be allocated between the portion not owned by the Trust and
-----
the portion owned by the Trust, pro rata based upon the outstanding principal amount of each such portion.

     (b) With respect to any Partially Funded Term Loan, any Traditional Revolving Loan and any Reducing Revolving Loan, Interest Collections received by the Servicer on those Loans will be allocated between the portion not owned by the Trust and the portion owned by the Trust on a pro rata basis according to the outstanding principal amount of each such portion.

     Section 13.16 No Partnership.
                   ---------------

     Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto, and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Holders.

     Section 13.17 Successors and Assigns.
                   -----------------------

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

     Section 13.18 Acts of Holders.
                   ----------------

     Except as otherwise specifically provided herein, whenever Holder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Holders if the Majority Noteholders agree to take such action or give such consent or approval.

     Section 13.19 Duration of Agreement.
                   ----------------------

     This Agreement shall continue in existence and effect until terminated as herein provided.

     Section 13.20 Limited Recourse.
                   -----------------

     The obligations of the Trust Depositor, the Originator and the Servicer under this Agreement are solely the obligations of the Trust Depositor, the Originator and the Servicer. No recourse shall be had for the payment of any amount owing by the Trust Depositor, the Originator, and the Servicer under this Agreement or for the payment by the Trust Depositor, the Originator and the Servicer of any fee in respect hereof or any other obligation or claim of or against the Trust Depositor, the Originator and the Servicer arising out of or based upon this Agreement, against any employee, officer, director, Affiliate, shareholder, partner or member of the Trust Depositor, the Originator and the Servicer or against the employee, officer, director, shareholder, partner or member or any Affiliate of such Person. The provisions of this Section 13.20
                                                                       -----
shall survive termination of this Agreement.

     Section 13.21 Confidentiality.
                   ----------------

     Each of the Trust, the Trust Depositor, the Servicer (if other than MCG), the Indenture Trustee and the Backup Servicer shall maintain and shall cause each of its employees, officers, agents and Affiliates to maintain the confidentiality of material non-public information concerning MCG and its Public Securities or about the Obligors (to the extent MCG has advised such Person or such Person has actual knowledge that the Loan Documents prohibit disclosure of such information with respect to the Obligors) obtained by it or them in connection with the structuring, negotiating, execution and performance of the transactions contemplated herein, except that each such party and its employees, officers, agents and Affiliates may disclose such information to other parties to the Transaction Documents and to its external accountants, attorneys, any potential subservicers and the agents of such Persons provided such Persons expressly agree to maintain the confidentiality of such information ("Excepted
                                                                      --------
Persons"), and as required by an applicable law or order of any judicial or
-------
administrative proceeding.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                   MCG COMMERCIAL LOAN TRUST 2001-1


                            By:      WILMINGTON TRUST COMPANY, not
                                     in its individual capacity, but solely as
                                     Owner Trustee on behalf of the Trust


                            By:    /s/ Donald G. MacKelcan
                               -------------------------------------------------
                            Name:  Donald G. MacKelcan
                                 -----------------------------------------------
                            Title: Vice President
                                  ----------------------------------------------


                            MCG FINANCE III, LLC, as the Trust Depositor


                            By:    /s/ Samuel G. Rubenstein
                               -------------------------------------------------
                            Name:  Samuel G. Rubenstein
                                 -----------------------------------------------
                            Title: General Counsel and Executive Vice President
                                  ----------------------------------------------


                            MCG CAPITAL CORPORATION, as the
                            Originator and as the Servicer


                            By:    /s/ Samuel G. Rubenstein
                               -------------------------------------------------
                            Name:  Samuel G. Rubenstein
                                 -----------------------------------------------
                            Title: General Counsel and Executive Vice President
                                  ----------------------------------------------

                  [Signatures Continued on the Following Page]

                              WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION, not in its individual capacity but as the Indenture Trustee and as the Backup Servicer


                              By: /s/ Sue Dignan
                                 -----------------------------------------------
                              Name: Sue Dignan
                                   ---------------------------------------------
                              Title: Assistant Vice President
                                    --------------------------------------------

                                                                      Appendix A
                                                                      ----------
                                                                     to Sale and
                                                                     -----------
                                                             Servicing Agreement
                                                             -------------------

                         MATERIAL MORTGAGE LOAN CRITERIA
                         -------------------------------

     With respect to each Loan that is a Material Mortgage Loan, on and as of the related Transfer Date, a Loan as to which each of the following is true:

          (i) with respect to each such Loan that is a Material Mortgage Loan, the related Mortgage is a valid and subsisting first priority lien of record on the Mortgaged Property subject in all cases to such exceptions that are generally acceptable to lending institutions in connection with their regular commercial lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

          (ii) with respect to each such Loan that is a Material Mortgage Loan, there is no delinquent tax or assessment lien on any Mortgaged Property which is the primary Collateral for such Material Mortgage Loan, and each such Mortgaged Property is free of material damage and is in good repair;

          (iii) the improvements upon each Mortgaged Property related to a Material Mortgage Loan are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in this Agreement;

          (iv) if a Mortgaged Property related to a Material Mortgage Loan is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in this Agreement;

          (v) each original Mortgage related to a Material Mortgage Loan was recorded, and all subsequent assignments of such original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the Lien thereof as against creditors of the related Obligor (or are in the process of being recorded);

          (vi) there are no material defaults in complying with the terms of any applicable Mortgage related to a Material Mortgage Loan, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable;

          (vii) there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property related to a Material Mortgage Loan, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to materially adversely affect the value of such Mortgaged Property as security for the Material Mortgage Loan or the use for which the premises were intended;

          (viii) at the time of origination of a Material Mortgage Loan, the related Mortgaged Property was free of contamination from toxic substances or hazardous wastes requiring action under applicable laws or is subject to ongoing environmental rehabilitation approved by the Servicer, and, as of the related Transfer Date, the Trust Depositor has no knowledge of any such contamination from toxic substances or hazardous waste material on any such Mortgaged Property unless such items are below action levels;

          (ix) with respect to each Material Mortgage Loan, for each related Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Noteholders and/or the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Obligor; and

          (x) with respect to each Material Mortgage Loan, any related Mortgage contains customary and enforceable provisions, which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
     (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Obligor which would materially interfere with the right to sell the Mortgaged Property related to a Material Mortgage Loan at a trustee's sale or the right to foreclose the Mortgage.

                                                                  --------------
                                                                  EXECUTION COPY
                                                                  --------------

                            EXHIBITS AND APPENDIX TO
                            ------------------------
                          SALE AND SERVICING AGREEMENT
                          ----------------------------

EXHIBIT A       Form of Assignment

EXHIBIT B       Form of Closing Certificate of Trust Depositor

EXHIBIT C       Form of Closing Certificate of Servicer/Originator

EXHIBIT D       Form of Liquidation Report

EXHIBIT E       Principal and Interest Account Letter Agreement

EXHIBIT F       Form of Certificate Regarding Repurchased Loans

EXHIBIT G       List of Loans

EXHIBIT H       Form of Quarterly Servicer Report

EXHIBIT I       Form of Subsequent Transfer Agreement

EXHIBIT J       Form of Subsequent Purchase Agreement

EXHIBIT K       Credit and Collection Policy

EXHIBIT L-1     Form of Initial Certification

EXHIBIT L-2     Form of Final Certification

EXHIBIT M       Request for Release of Documents

APPENDIX A      Material Mortgage Loan Criteria

                                                                       Exhibit A
                                                                       ---------
                                                                     to Sale and
                                                                     -----------
                                                             Servicing Agreement
                                                             -------------------

                               FORM OF ASSIGNMENT

     Pursuant to and in accordance with the Sale and Servicing Agreement (such agreement as amended, modified, waived, supplemented or restated from time to time, the "Agreement"), dated as of December 1, 2001, made by and among the
           ---------
undersigned, as the Trust Depositor, MCG Capital Corporation, as the Originator and as the Servicer, Wells Fargo Bank Minnesota, National Association, as the Indenture Trustee and as the Backup Servicer and the MCG Commercial Loan Trust 2001-1, as the Trust, the undersigned does hereby sell, transfer, convey, assign, set over and otherwise convey to the Trust (i) the Initial Loans, all payments paid in respect thereof and all monies due, to become due or paid in respect thereof accruing after the Initial Cutoff Date and all Liquidation Proceeds and recoveries thereon, in each case as they arise after the Initial Cutoff Date, but not including the Retained Interest or Interest Collections received prior to December 1, 2001; (ii) all security interests and liens and Collateral subject thereto from time to time purporting to secure payment by Obligors under such Loans; (iii) all guaranties, indemnities, warranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Loans; (iv) all collections and records (including computer records) with respect to the foregoing; (v) all documents relating to the Loan Files; and (vi) all income, payments, proceeds and other benefits of any and all of the foregoing.

     Capitalized terms used herein have the meaning given such terms in the Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this assignment to be duly
executed this       day of December, 2001.
             ------

                                     MCG FINANCE III, LLC


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                                                       Exhibit B
                                                                       ---------
                                                                     to Sale and
                                                                     ----------
                                                             Servicing Agreement
                                                             -------------------

                 FORM OF CLOSING CERTIFICATE OF TRUST DEPOSITOR

     The undersigned certifies that he/she is the Secretary of MCG Finance III, LLC, a Delaware limited liability company, as the Trust Depositor, and that, in the capacity as such officer, is duly authorized to execute and deliver this certificate on behalf of the Trust Depositor in connection with the Sale and Servicing Agreement (such agreement as amended, modified, waived, supplemented or restated from time to time, the "Agreement"), dated as of December 1, 2001,
                                    ---------
by and among MCG Commercial Loan Trust 2001-1, as the Trust, the Trust Depositor, Wells Fargo Bank Minnesota, National Association, as the Indenture Trustee and as the Backup Servicer, and MCG Capital Corporation, as the Originator and as the Servicer (all capitalized terms used herein without definition have the respective meanings set forth in the Agreement), and further certifies in his/her capacity as such officer as follows (it being understood that these certifications are being relied upon by, among others, Moore & Van Allen PLLC in connection with its delivery of a legal opinion (the "Opinion")
                                                                    -------
required in connection with the subject transactions addressing, among other things, enforceability and UCC perfection issues, and by the Placement Agent in connection with its undertakings in connection with the subject transactions):

     1. Attached hereto as Exhibit I is a true and correct copy of the
                           ---------
Certificate of Formation of the Trust Depositor, together with all amendments thereto as in effect on the date hereof.

     2. There has been no other amendment or other document filed affecting the Certificate of Formation of the Trust Depositor since December 18, 2001, and no such amendment has been authorized by the members or managers of the Trust Depositor.

     3. Attached hereto as Exhibit II is a Certificate of the Secretary of State
                           ----------
of the State of Delaware, dated December 18, 2001, stating that the Trust Depositor is duly formed under the laws of the State of Delaware and is in good standing.

     4. Attached hereto as Exhibit III is a true and correct copy of the Limited
                           -----------
Liability Company Operating Agreement of the Trust Depositor, together with all amendments thereto in effect on the date hereof, which were in full force and effect on December 18, 2001, and at all times subsequent thereto.

     5. Attached hereto as Exhibit IV is a true and correct copy of resolutions
                           ----------
adopted pursuant to the unanimous written consent of the Board of Managers of the Trust Depositor relating to the authorization, execution, delivery and performance of (among other things) the Agreement and the other Transaction Documents. Said resolutions have not been amended, modified, annulled or revoked, and are on the date hereof in full force and effect and are the only resolutions relating to these matters which have been adopted by the Managers.

     6. No event with respect to the Trust Depositor has occurred and is continuing that would constitute an Event of Default or an event that, with notice or the passage of time or both, would become an Event of Default as defined in the Agreement. To the best of my knowledge after reasonable investigation, there has been no material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Trust Depositor, whether or not arising in the ordinary course of business, since the respective dates as of which information is given in the Private Placement Memorandum and except as set forth therein.

     7. All federal, state and local taxes of the Trust Depositor due and owing as of the date hereof have been paid or adequate provisions for the payment thereof have been made.

     8. All representations and warranties of the Trust Depositor contained in the Transaction Documents or any other related documents, or in any document, certificate or financial or other statement delivered in connection therewith, are true and correct in all material respects as of the date hereof.

     9. There is no action, investigation or proceeding pending or, to our knowledge, threatened against the Trust Depositor before any court, administrative agency or other tribunal (a) asserting the invalidity of the Transaction Documents; (b) seeking to prevent the consummation of any of the transactions contemplated by the Transaction Documents; or (c) which is likely to materially and adversely affect the Trust Depositor's performance of its obligations under, or the validity or enforceability of, the Transaction Documents.

     10. No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by the Trust Depositor for the Trust Depositor's consummation of the transactions contemplated by the Transaction Documents, except such as have been obtained or made and such as may be required under the blue sky laws of any jurisdiction in connection with the issuance and sale of the Securities.

     11. The Trust Depositor is not a party to any agreements or instruments evidencing or governing indebtedness for money borrowed or by which the Trust Depositor or its property is bound (other than the Transaction Documents).

     12. Neither (a) the Originator's transfer and assignment of the Loan Assets to the Trust Depositor, (b) the Trust Depositor's concurrent transfer and assignment of the Loan Assets to the Trust, (c) the Trust Depositor's execution and delivery of the Transaction Documents, nor (d) the Trust Depositor's consummation of any of the transactions contemplated in the Transaction Documents, will violate or conflict with any agreement or instrument to which the Trust Depositor is a party or by which it is otherwise bound.

     13. In connection with the transfer of Loans and related Collateral contemplated in the Agreement, the Trust Depositor (a) has not made such transfer with the actual intent to hinder, delay or defraud any creditor of the Trust Depositor, (b) has not received less than a reasonably equivalent value in exchange for such transfer, (c) is not on the date thereof insolvent (nor will it become insolvent as a result thereof), (d) is not engaged (or about to engage) in a business or transaction for which it has unreasonably small capital, and (e) does not intend to incur or believe it will incur debts beyond its ability to pay when matured.

     14. Each of the agreements and conditions of the Trust Depositor to be performed on or before the Closing Date pursuant to the Transaction Documents have been performed in all material respects.

     15. MCG Capital Corporation has not executed for filing any UCC financing statements listing the Loan Assets as collateral other than financing statements
(a) relating to the transactions contemplated in the Agreement, (b) that will be terminated in connection with the Heller Transaction or (c) that will be amended to exclude the Loan Assets as collateral in connection with the CP Transaction.

     16. Since the respective dates as of which information is given in the Private Placement Memorandum, dated December 19, 2001 (the "PPM"), there has
                                                            ---
been no material adverse change in the condition, financial or otherwise, or in the earnings, results of operations, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, or in the ability of the Company to perform its obligations under the Purchase Agreement or under the Transaction Documents or in the characteristics of the Loans.

     17. Nothing has come to the attention of the Trust Depositor that would lead it to believe that the PPM, and any amendment thereof or supplement thereto, as of its date and as of the Closing Date, or any Additional Offering Documents (as defined in the Purchase Agreement), contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                                     * * * *

     IN WITNESS WHEREOF, I have affixed my signature hereto this      day of
                                                                ------
December, 2001.


                                     By:
                                        ----------------------------------------
                                     Name:  Samuel G. Rubenstein
                                     Title: Secretary

                                                                       Exhibit C
                                                                       ---------
                                                                     to Sale and
                                                                     -----------
                                                             Servicing Agreement
                                                             -------------------

               FORM OF CLOSING CERTIFICATE OF SERVICER/ORIGINATOR

     The undersigned certifies that he/she is the Secretary of MCG Capital Corporation, and that, in the capacity as such officer, he/she is duly authorized to execute and deliver this certificate on behalf of MCG Capital Corporation, as the Originator and as the Servicer, in connection with the Sale and Servicing Agreement (such agreement as amended, modified, waived, supplemented or restated from time to time, the "Agreement"), dated as of
                                                 ---------
December 1, 2001, by and among the Originator, the Servicer, MCG Finance III, LLC, as the Trust Depositor, Wells Fargo Bank Minnesota, National Association, as the Indenture Trustee and as the Backup Servicer, and MCG Commercial Loan Trust 2001-1, as the Trust (all capitalized terms used herein without definition having the respective meanings set forth in the Agreement) and further certifies in his/her capacity as such officer as follows (it being understood that these certifications are being relied upon by, among others, Moore & Van Allen PLLC in connection with its delivery of a legal opinion (the "Opinion") required in
                                                      -------
connection with the subject transactions addressing, among other things, enforceability and UCC perfection issues, and by the Placement Agent in connection with its undertakings in connection with the subject transactions):

     1. Attached hereto as Exhibit I is a true and correct copy of the Restated
                           ---------
Certificate of Incorporation of MCG Capital Corporation, together with all amendments thereto as in effect on the date hereof.

     2. There has been no other amendment or other document filed affecting the Restated Certificate of Incorporation of MCG Capital Corporation since December 4, 2001, and no such amendment has been authorized by the Board of Directors or shareholders of MCG Capital Corporation.

     3. Attached hereto as Exhibit II is a Certificate of the Secretary of State
                           ----------
of the State of Delaware, dated December 17, 2001, stating that MCG Capital Corporation is duly incorporated under the laws of the State of Delaware and is in good standing.

     4. Attached hereto as Exhibit III is a true and correct copy of the Amended
                           -----------
and Restated Bylaws of MCG Capital Corporation, together with all amendments thereto, which were in full force and effect on December 4, 2001, and at all times subsequent thereto.

     5. Attached hereto as Exhibit IV is a true and correct copy of resolutions
                           ----------
adopted pursuant to the unanimous written consent of the Board of Directors of MCG Capital Corporation relating to the authorization, execution, delivery and performance of (among other things) the Agreement and the other Transaction Documents. Said resolutions have not been amended, modified, annulled or revoked, and are on the date hereof in full force and effect and are the only resolutions relating to these matters which have been adopted by the Board of Directors.

     6. No event with respect to MCG Capital Corporation has occurred and is continuing that would constitute an Event of Default or Servicer Default or an event that, with notice or the passage of time, would constitute an Event of Default or Servicer Default as defined in the Agreement. To the best of my knowledge after reasonable investigation, there has been no material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of MCG Capital Corporation, whether or not arising in the ordinary course of business, since the respective dates as of which information is given in the Private Placement Memorandum and except as set forth therein.

     7. All federal, state and local taxes of MCG Capital Corporation due and owing as of the date hereof have been paid or adequate provisions for the payment thereof have been made.

     8. All representations and warranties of MCG Capital Corporation contained in the Transaction Documents or in any document, certificate or financial or other statement delivered in connection therewith are true and correct in all material respects as of the date hereof.

     9. There is no action, investigation or proceeding pending or, to my knowledge, threatened against MCG Capital Corporation before any court, administrative agency or other tribunal (a) asserting the invalidity of any Transaction Document to which MCG Capital Corporation is a party; (b) seeking to prevent the consummation of any of the transactions contemplated by the Transaction Documents; or (c) that is likely to materially and adversely affect MCG Capital Corporation's performance of its obligations under, or the validity or enforceability of, the Transaction Documents.

     10. No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by MCG Capital Corporation for its consummation of the transactions contemplated by the Transaction Documents, except such as have been obtained or made and such as may be required under the blue sky laws of any jurisdiction in connection with the issuance and sale of the Securities.

     11. Neither (a) MCG Capital Corporation's transfer and assignment of the Loan Assets to the Trust Depositor, (b) MCG Capital Corporation's entering into of the Transaction Documents, nor (c) MCG Capital Corporation's consummation of any of the transactions contemplated in the Transaction Documents, will violate or conflict with any agreement or instrument to which MCG Capital Corporation is a party or by which it is otherwise bound.

     12. In connection with the transfers of Loans and related Collateral contemplated in the Agreement, MCG Capital Corporation (a) has not made such transfer with actual intent to hinder, delay or defraud any creditor of MCG Capital Corporation, (b) has not received less than a reasonably equivalent value in exchange for such transfer, (c) is not on the date hereof insolvent (nor will MCG Capital Corporation become insolvent as a result thereof), (d) is not engaged (or about to engage) in a business or transaction for which it has unreasonably small capital, and (e) does not intend to incur or believe it will incur debts beyond its ability to pay when matured.

     13. Each of the agreements and conditions of MCG Capital Corporation to be performed or satisfied on or before the Closing Date under the Transaction Documents has been performed or satisfied in all material respects.

     14. MCG Capital Corporation has not executed for filing any UCC financing statements listing the Loan Assets as collateral other than financing statements
(a) relating to the transactions contemplated in the Agreement, (b) that will be terminated in connection with the Heller Transaction or (c) that will be amended to exclude the Loan Assets as collateral in connection with the CP Transaction.

     15. Since the respective dates as of which information is given in the Private Placement Memorandum, dated December 19, 2001 (the "PPM"), there has
                                                            ---
been no material adverse change in the condition, financial or otherwise, or in the earnings, results of operations, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, or in the ability of the Company to perform its obligations under the Purchase Agreement or under the Transaction Documents or in the characteristics of the Loans.

     16. Nothing has come to the attention of MCG Capital Corporation that would lead it to believe that the PPM, and any amendment thereof or supplement thereto, as of its date and as of the Closing Date, or any Additional Offering Documents (as defined in the Purchase Agreement), contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                                   * * * * * *

     IN WITNESS WHEREOF, I have affixed my signature hereto this      day of
                                                                ------
December, 2001.


                                     By:
                                        ----------------------------------------
                                     Name:  Samuel G. Rubenstein
                                     Title: Secretary

                                                                       Exhibit D
                                                                       ---------
                                                                     to Sale and
                                                                     -----------
                                                             Servicing Agreement
                                                             -------------------

                           FORM OF LIQUIDATION REPORT

Obligor Name:
Account number:
Original Outstanding Loan Balance:

1.   Liquidation Proceeds

              Principal Prepayment                       $
                                                           ------------
              Property Sale Proceeds
                                                           ------------
              Insurance Proceeds
                                                           ------------
              Other (Itemize)
                                                           ------------

2.   Servicing Advances                                  $
                                                           ------------

3.   Net Liquidation Proceeds                            $
     (Line 1 minus Line 2)                                 ------------

4.   Outstanding Loan Balance of the
     Loan on date of liquidation                         $
                                                           ------------

5.   Realized (Loss) or Gain                             $
     (Line 3 minus Line 4)                                 ------------

                                                                       Exhibit E
                                                                       ---------
                                                                     to Sale and
                                                                     -----------
                                                             Servicing Agreement
                                                             -------------------

                 PRINCIPAL AND INTEREST ACCOUNT LETTER AGREEMENT

                                     (date)

         To:

         (the "Depository")
               ----------

     As "Servicer" under the Sale and Servicing Agreement, dated as of December 1, 2001, relating to the MCG Commercial Loan Trust 2001-1 (such agreement as amended, modified, waived, supplemented or restated from time to time, the "Agreement"), we hereby authorize and request you to establish an
 ---------
account, as a Principal and Interest Account pursuant to Section 7.03 of the
                                                         ------------
Agreement, to be designated as "MCG Capital Corporation, as the Servicer, in trust for the registered holders of MCG Commercial Loan Trust, Series 2001-1 Class A, Class B and Class C Notes." Such account shall have two
(2) subaccounts, one designated the Interest Collection Account and the other designated the Principal Collection Account. All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                     MCG CAPITAL CORPORATION


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

     The undersigned, as Depository, hereby (i) certifies that the above described account has been established under Account Number
                                                           --------------------,
at the office of the depository indicated above, (ii) agrees to honor withdrawals on such account as provided above and (iii) agrees that it will comply with the instructions of the Servicer directing disposition of the funds in the above-described account without the consent of MCG Finance III, LLC or MCG Commercial Loan Trust 2001-1. The amounts deposited at any time in the account will be insured to the maximum amount provided by applicable law by the Federal Deposit Insurance Corporation.

                                     -------------------------------------------
                                     (Name of Depository)


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                                                       Exhibit F
                                                                       ---------
                                                                     to Sale and
                                                                     -----------
                                                             Servicing Agreement
                                                             -------------------

                 FORM OF CERTIFICATE REGARDING REPURCHASED LOANS

     The undersigned certifies that he/she is the [           ] of MCG Capital
                                                   -----------
Corporation, a Delaware corporation, as the Servicer, and that, in the capacity as such officer, he/she is duly authorized to execute and deliver this certificate on behalf of the Servicer pursuant to Section 11.02 of the Sale and
                                                  -------------
Servicing Agreement (such agreement as amended, modified, waived, supplemented or restated from time to time, the "Agreement"), dated as of December 1, 2001,
                                    ---------
by and among MCG Finance III, LLC, as the Trust Depositor, MCG Capital Corporation, as the Originator and as the Servicer, Wells Fargo Bank Minnesota, National Association, as the Indenture Trustee and as the Backup Servicer, and MCG Commercial Loan Trust 2001-1, as the Trust (all capitalized terms used herein without definition have the respective meanings specified in the Agreement), and further certifies in her/her capacity as such officer that:

     1. The Loans on the attached schedule are to be repurchased by the Originator on the date hereof, or substituted for by the Originator, pursuant to and in accordance with Section 11.01 of the Agreement.
                       -------------

     2. Upon deposit of the Transfer Deposit Amount for such Loans (or the effective conveyance of one or more Substitute Loans therefor), such Loans may, pursuant to Section 11.02 of the Agreement, be assigned by the Owner Trustee to
            -------------
the Originator.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this      day of
                                                                   ----
[           ], 200[ ].
 -----------

                                     MCG CAPITAL CORPORATION


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                                                       Exhibit G
                                                                       ---------
                                                                     to Sale and
                                                                     -----------
                                                             Servicing Agreement
                                                             -------------------

                                  LIST OF LOANS

                                [TO BE PROVIDED]

                                                                       Exhibit H
                                                                       ---------
                                                                     to Sale and
                                                                     -----------
                                                             Servicing Agreement
                                                             -------------------

                        FORM OF QUARTERLY SERVICER REPORT

MCG COMMERCIAL LOAN TRUST NOTES
SERIES 2001-1, CLASS A, CLASS B and CLASS C

Due Period ending on:
Determination Date:       3rd Business Days prior to Remittance Date
Remittance Date:
Days during Interest Accrual Period:
Year Basis                                 360

AGGREGATE OUTSTANDING LOAN BALANCE
Aggregate Outstanding Loan Balance, beginning of Due Period                                      --
         Less: Scheduled Principal Payments                                                      --
         Less: Curtailments                                                                      --
         Less: Payoffs                                                                           --
         Less: Aggregate Outstanding Loan Balance of Loans that
         became Charged-Off Loans during the current Due Period                                  --
         Less: Repurchased Loans                                                                 --
         Add: Aggregate Outstanding Loan Balance of Substitute Loans                             --
Aggregate Outstanding Loan Balance, end of Due Period                                            --

AGGREGATE PRINCIPAL BALANCE OF NOTES (post distribution)

Class A Principal Amount, end of Interest Accrual Period                                         --
Class B Principal Amount, end of Interest Accrual Period                                         --
Class C Principal Amount, end of Interest Accrual Period                                         --
Aggregate Outstanding Principal Balance                                                          --

ADDITIONAL PRINCIPAL AMOUNT                                                                      --

DELINQUENT LOANS                                                                                 --
1-29 DPD                                                                                --
30-59 DPD                                                                               --
60-89 DPD                                                                               --
90-119 DPD                                                                              --
120-149 DPD                                                                             --
150+ DPD                                                                                --

CHARGED-OFF LOANS
Cumulative Aggregate Outstanding Loan Balance of Charged-Off Loans,
         beginning of Due Period                                                                 --
Aggregate Outstanding Loan Balance of Charged-Off Loans that became
         Charged-Off Loans during the current Due Period                                         --
Cumulative Aggregate Outstanding Loan Balance of Charged-Off Loans,
         end of Due Period                                                                       --

RESERVE FUND
Reserve Fund balance, beginning of Due Period                                                    --
         Required Reserve Amount
                  The sum of (i) the then current Class A and B Interest Amounts, and (ii) of the Outstanding Loan Balance of Loans that are more than 60 days delinquent in any payment of interest on or principal of such Loan (without giving effect to any grace period)
                  or would be so delinquent but for any amendment or modification made to such Loan resulting from the Obligor's inability to pay such Loan in accordance with its terms.  (Note:  on the Closing
                  Date only the amount in clause (l) on the first Remittance Date).              --
                                          ----------
         Total                                                                                   --
         Deposit from (release to) waterfall                                                     --
Reserve Fund balance, end of Due Period                                                          --

Servicing Fee                                                                                    --
unpaid Servicing Fee from prior Collection Periods                                               --
Total Servicing Fee due                                                                          --

Total Principal Collections                                                                      --

Total Interest Collections                                                                       --

Prepayments                                                                                      --

Class A Outstanding Principal Balance, beginning of Interest Accrual Period                      --
Class B Outstanding Principal Balance, beginning of Interest Accrual Period                      --
Class C Outstanding Principal Balance, beginning of Interest Accrual Period                      --
Aggregate Outstanding Principal Balance, beginning of Interest Accrual Period                    --

Class A Note Interest Rate                                                                     0.00%
Class B Note Interest Rate                                                                     0.00%

Class A Interest Shortfall from previous Interest Accrual Period                                 --
Class B Interest Shortfall from previous Interest Accrual Period                                 --

Class A Outstanding Principal Balance as a percent of Aggregate Outstanding
Principal Balance
Class B Outstanding Principal Balance as a percent of Aggregate Outstanding
Principal Balance Class C Outstanding Principal Balance as a percent of
Aggregate Outstanding Principal Balance

INTEREST ALLOCATIONS
         Prior to an Event of Default or the occurrence and continuation of a
         Class A Trigger or Class B Trigger
         Interest Collections on deposit in the Note Distribution Account,
         balance as of end of Due Period                                        --
         All investment earnings on funds held in the Note Distribution
         Account                                                                --
         Reserve Fund balance                                                   --
         Total available for distribution                                       --
                                                                                Due     Paid   Shortfall
                                                                                ---     ----   ---------
         1.       Any amounts to Indenture Trustee, Backup Servicer
                  and Owner Trustee (excluded amounts related to
                  indemnification)                                              --       --        --
         2.       From the Interest Collections received on the specific Loans for which Scheduled Payment Advances were made,
                  reimbursement for the amount of any Scheduled Payment
                  Advances relating to interest on such Loans                   --       --        --
         3.       Servicing Fee                                                 --       --        --
         4.       Class A Interest Amount plus any Class A Interest
                  Shortfall                                                     --       --        --
         5.       Class B Interest Amount plus any Class B Interest Shortfall   --       --        --
         6.       Any Additional Principal Amount to the holders of the
                  Class A and Class B sequentially until the Additional
                  Principal Amount equals zero                                  --        --       --
         7.       Any amount to the Reserve Fund which will equal the
                  Required Reserve Amount                                       --        --       --
         8.       Class B Accrued Payable                                       --        --       --
         9.       To the extent not reimbursed under paragraph 2 above,
                  reimbursement for the amount of any Scheduled Payment
                  Advances relating to interest on such Loans                   --        --       --
         10.      Other amounts to the Indenture Trustee, Backup Servicer
                  and Owner Trustee plus Additional Servicing Fee               --        --       --
         11.      To the Owner Trustee for payment to the holders of
                  the Certificates, any remaining Interest Collections          --        --

         Following an Event of Default or the occurrence and continuation of a Class A Trigger or Class B Trigger
         Interest Collections on deposit in the Note Distribution Account,
         balance as of end of Due Period                                        --
         All investment earnings on funds held in the Note Distribution
         Account                                                                --
         Reserve Fund                                                           --
         Total available for distribution                                       --
                                                                                Due     Paid   Shortfall
                                                                                ---     ----   ---------
         1.       Any amounts to Indenture Trustee, Backup Servicer
                  and Owner Trustee (excluded amounts related to
                  indemnification)                                              --       --        --
         2.       From the Interest Collections received on the specific Loans for which Scheduled Payment Advances were made,
                  reimbursement for the amount of any Scheduled Payment
                  Advances relating to interest on such Loans                   --       --        --
         3.       Servicing Fee                                                 --       --        --
         4.       Class A Interest Amount plus any Class A Interest Shortfall   --       --        --
         5.       Class B Interest Amount plus any Class B Interest Shortfall   --       --        --
         6.       All remaining amounts to be treated as Principal
                  Collections and distributed as described below                --       --

PRINCIPAL ALLOCATIONS
         Principal Collections on deposit in the Note Distribution Account,
         balance as of end of Due Period                                        --
         Interest Collections treated as Principal Collections                  --
         Total Available for distribution                                       --

         1.       From the Principal Collections received on the specific       Due     Paid   Shortfall
                                                                                ---     ----   ---------
                  Loans for which Scheduled Payment Advances were made,
                  reimbursement for the amount of any Scheduled Payment
                  Advances relating to principal on such Loans                  --        --       --
         2.       Amounts to the Class A Notes until the Outstanding Principal
                  Balance is reduced to zero                                    --        --       --
         3.       Amounts to the Class B Notes for Class B Accrued Payable to
                  the extent not previously paid                                --        --       --
         4.       Amounts to the Class B Notes until the Outstanding Principal
                  Balance is reduced to zero                                    --        --       --
         5.       To the extent not reimbursed under paragraph 1 above,
                  reimbursement for the amount of any Scheduled Payment
                  Advances relating to principal on such Loans                  --        --
         6.       Other amounts to the Indenture Trustee, Backup Servicer
                  and Owner Trustee plus Additional Servicing
                  Fee to the extent not previously paid                         --        --       --
         7.       Amounts to the Class C Notes until the Outstanding Principal
                  Balance is reduced to zero                                    --        --
         8.       To the Owner Trustee for payment to the holders of
                  the Certificates, any remaining Principal Collections         --        --

                     SERVICER'S MONTHLY COMPUTER TAPE FORMAT

The computer tape to be delivered in electronic format shall contain the following information for each Loan transferred to the Trust as of the related Transfer Date:

1.   Obligor Name and account number

2.   Business Scope (National, Regional or Local)

3.   State

4.   Industry

5.   Total Commitment

6.   Principal Balance

7.   Lending Type

8.   Loan Type

9.   Source (New, refinancing, etc...)

10.  Origination Date

11.  Maturity Date

12.  Pricing Index

13.  Margin

14.  Interest Rate

15.  Any additional information reasonable requested by the Indenture Trustee

                                                                       Exhibit I
                                                                       ---------
                                                                     to Sale and
                                                                     -----------
                                                             Servicing Agreement
                                                             -------------------

                      FORM OF SUBSEQUENT TRANSFER AGREEMENT

     SUBSEQUENT TRANSFER AGREEMENT (the "Agreement"), dated as of
                                         ---------
     [                   ], by and among MCG COMMERCIAL LOAN TRUST 2001-1, as
      ------------------
the Trust (the "Trust"), MCG FINANCE III, LLC, a Delaware limited liability
                -----
company, as the Trust Depositor (the "Trust Depositor"), WELLS FARGO BANK
                                      ---------------
MINNESOTA, NATIONAL ASSOCIATION, as the Indenture Trustee (the "Indenture
                                                                ---------

Trustee") and as the Backup Servicer (the "Backup Servicer"), and MCG CAPITAL
-------                                    ---------------
CORPORATION, a Delaware corporation, as the Servicer (the "Servicer") and as the
                                                           --------
Originator (the "Originator"), pursuant to the Sale and Servicing Agreement
                 ----------
referred to below.

                                   WITNESSETH:

     WHEREAS, the Trust, the Trust Depositor, the Servicer, the Originator, the Indenture Trustee, and the Backup Servicer are parties to the Sale and Servicing Agreement, dated as December 1, 2001 (such agreement as amended, modified, waived, supplemented or restated from time to time, the "Sale and Servicing
                                                         ------------------
Agreement");
---------
     WHEREAS, pursuant to the Sale and Servicing Agreement, the Trust Depositor wishes to sell the Substitute Loans to the Trust, and the Trust wishes to purchase the same, for the consideration described in the Sale and Servicing Agreement; and

     WHEREAS, the Servicer has timely delivered an Addition Notice related to such conveyance as required in the Sale and Servicing Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Defined Terms.
                -------------

     Capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement unless otherwise defined herein.
"Subsequent Cutoff Date" shall mean, with respect to the Substitute Loans
----------------------
transferred hereby,[                 ].
                    ----------------
"Substitute Loans" shall mean, for purposes of this Agreement, the Substitute
-----------------
Loans listed in the Subsequent List of Loans attached hereto as Exhibit A.
                                                                ----------
"Subsequent Transfer Date" shall mean, with respect to the Substitute Loans
------------------------
transferred hereby,[                   ].
                    ------------------

     Section 2. Subsequent List of Loans.
                ------------------------

     The Subsequent List of Loans attached hereto as Exhibit A is an amendment
                                                     ---------
to the initial List of Loans attached as Exhibit G to the Sale and Servicing
                                         ---------
Agreement, as contemplated in the definition of List of Loans set forth therein. The Subsequent List of Loans separately identifies the Substitute Loans to be transferred pursuant to this Agreement on the Subsequent Transfer Date, and also further separately identifies the related Loan or Loans with respect to which a Substitution Event has occurred and which Loans are being deleted from the List of Loans by virtue of the delivery of the Subsequent List of Loans.

     Section 3. Transfer of Substitute Loans.
                ----------------------------

     Subject to and upon the terms and conditions set forth in Section 2.04 of
                                                               ------------
the Sale and Servicing Agreement and this Agreement, the Trust Depositor hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust all of the Trust Depositor's rights, title and interest in:

          (i) the Substitute Loans listed in the related Addition Notice, all payments paid in respect thereof and all monies due, to become due or paid in respect thereof accruing after the related Subsequent Cutoff Dates and all Liquidation Proceeds and recoveries thereon, in each case as they arise after the related Subsequent Cutoff Dates, but not including the Retained Interest or Interest Collections received prior to December 1, 2001;

          (ii) all security interests and liens and Collateral subject thereto from time to time purporting to secure payment by Obligors under such Loans;

          (iii) all guaranties, indemnities and warranties, and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Loans;

          (iv) all collections and records (including computer records) with respect to the foregoing;

          (v) all documents relating to the Loan Files; and

          (vi) all income, payments, proceeds and other benefits of any and all of the foregoing.

     It is the intention of the Trust Depositor and Owner Trustee that the transfer contemplated by this Agreement shall constitute an absolute assignment and sale of the Substitute Loans from the Trust Depositor to the Trust, conveying good title thereto free and clear of any Liens (other than Permitted Liens).

     Section 4. Representations and Warranties of the Trust Depositor.
                ------------------------------------------------------

     (a) The Trust Depositor hereby represents and warrants to the Trust that the representations and warranties of the Trust Depositor required by Section
                                                                      -------
2.04 of the Sale and Servicing Agreement are true and correct as of the date
----
such representations and warranties are required to be made.

     (b) The Trust Depositor hereby represents and warrants that (a) the Outstanding Loan Balance of the Substitute Loans listed on the Subsequent List of Loans and conveyed to the Trust Depositor pursuant to this Agreement is
$           as of the Subsequent Cutoff Date, and (b) the conditions set forth
 ----------
in Section 2.04 of the Sale and Servicing Agreement have been satisfied as of
   ------------
the Subsequent Transfer Date.

     Section 5. Ratification of Agreement.
                -------------------------

     As supplemented by this Agreement, the Sale and Servicing Agreement is in all respects ratified and confirmed and, as so supplemented by this Agreement, shall be read, taken and construed as one and the same instrument.

     Section 6. Counterparts.
                ------------

     This Agreement may be executed by facsimile signatures and in one or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

     Section 7. Governing Law.
                -------------

     This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 8. Authorization of Servicer.
                -------------------------

     Pursuant to the terms of the Sale and Servicing Agreement, the Servicer has the power and authority to execute and deliver this Agreement on behalf of the Trust.

                                   * * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                   MCG FINANCE III, LLC, as the Trust Depositor


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   MCG CAPITAL CORPORATION, as the
                                   Originator and as the Servicer


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   MCG COMMERCIAL LOAN TRUST 2001-1


                                   By:      MCG Capital Corporation, as Servicer


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   WELLS FARGO BANK MINNESOTA,
                                   NATIONAL ASSOCIATION, not in its individual capacity but solely as the Indenture Trustee


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   WELLS FARGO BANK MINNESOTA,
                                   NATIONAL ASSOCIATION, not in its individual capacity but solely as the Backup Servicer


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                                                       Exhibit J
                                                                       ---------
                                                                     to Sale and
                                                                     -----------
                                                             Servicing Agreement
                                                             -------------------

                     [FORM OF SUBSEQUENT PURCHASE AGREEMENT]

     SUBSEQUENT PURCHASE AGREEMENT (the "Agreement"), dated as of
                                         ---------
[              ], [       ], by and between MCG FINANCE III, LLC, a Delaware
 --------------    -------
limited liability company (the "Trust Depositor"), and MCG CAPITAL CORPORATION,
                                ---------------
a Delaware corporation ("MCG" or the "Originator"), pursuant to the Loan Sale
                         ---          ----------
Agreement referred to below.

                                   WITNESSETH:

     WHEREAS, the Trust Depositor and the Originator are parties to the Commercial Loan Sale Agreement, dated as of December 1, 2001 (such agreement as amended, modified, waived, supplemented or restated from time to time, the "Loan
                                                                            ----
Sale Agreement");
--------------

     WHEREAS, pursuant to the Loan Sale Agreement, the Originator wishes to sell the Substitute Loans to the Trust Depositor, and the Trust Depositor wishes to purchase the same, for the purchase price set forth in Section 3 below; and
                                                       ---------

     WHEREAS, the Originator has timely delivered an Addition Notice related to such conveyance as required in the Loan Sale Agreement.

     NOW, THEREFORE, the Originator and the Trust Depositor hereby agree as follows:

     Section 1. Defined Terms.
                -------------

     Capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement unless otherwise defined herein.

"Subsequent Cutoff Date" shall mean, with respect to the Substitute Loans
----------------------
transferred hereby,[                ].
                    ---------------

"Substitute Loans" shall mean, for purposes of this Agreement, the Substitute
 ----------------
Loans listed in the Subsequent List of Loans attached hereto as Exhibit A.
                                                                ---------

"Subsequent Transfer Date" shall mean, with respect to the Substitute Loans
-------------------------
transferred hereby,[                ].
                    ---------------

     Section 2. Subsequent List of Loans.
                ------------------------

     The Subsequent List of Loans attached hereto as Exhibit A is an amendment
                                                     ---------
to the initial List of Loans attached as Exhibit G to the Sale and Servicing
                                         ---------
Agreement, as contemplated in the definition of List of Loans set forth therein. The Subsequent List of Loans separately identifies (by attached schedule, or marking or other effective identifying designation) the Substitute Loans to be transferred pursuant to this Agreement on the Subsequent Transfer Date, and also further separately identifies (by attached schedule, or marking or other effective identifying designation) the related Loan or Loans with respect to which a Substitution Event has occurred and which Loans are being deleted from the List of Loans by virtue of the delivery of the Subsequent List of Loans.

     Section 3. Transfer of Substitute Loans.
                ----------------------------

     Subject to and upon the terms and conditions set forth in Section 2.04 of
                                                               ------------
the Loan Sale Agreement and this Agreement, the Originator hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust Depositor, in
consideration of the Trust Depositor's (x) payment of $              as the
                                                       -------------
purchase price therefor, representing the prepayment proceeds received with respect to the related Substitution Event (if applicable) or (y) release and redelivery to the Originator of the related Loan Assets with respect to which a Substitution Event has occurred (if applicable), all of the Originator's rights, title and interests in:

          (i) the Substitute Loans listed in the related Addition Notice, all payments paid in respect thereof and all monies due, to become due or paid in respect thereof accruing after the related Subsequent Cutoff Dates and all Liquidation Proceeds and recoveries thereon, in each case as they arise after the related Subsequent Cutoff Dates, but not including the Retained Interest or Interest Collections received prior to December 1, 2001;

          (ii) all security interests and liens and Collateral subject thereto from time to time purporting to secure payment by Obligors under such Loans;

          (iii) all guaranties, indemnities and warranties, and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Loans;

          (iv) all collections and records (including computer records) with respect to the foregoing;

          (v) all documents relating to the Loan Files; and

          (vi) all income, payments, proceeds and other benefits of any and all of the foregoing.

     It is the intention of the Originator and the Trust Depositor that the transfer contemplated by this Agreement shall constitute a sale of the Substitute Loans from the Originator to the Trust

Depositor, conveying good title thereto free and clear of any Liens (other than Permitted Liens), and that the Substitute Loans shall not be part of the Originator's estate in the event of the filing of a bankruptcy petition by or against the Originator under any bankruptcy or similar law.

     Section 4. Representations and Warranties of the Originator.
                ------------------------------------------------

         (a) The Originator hereby represents and warrants to the Trust Depositor that the representations and warranties of the Originator required by subsection 2.04 of the Loan Sale Agreement are true and correct as of the date
---------------
such representations and warranties are required to be made.

         (b) The Originator hereby represents and warrants that (i) the Outstanding Loan Balance of the Substitute Loans listed on the Subsequent List of Loans and conveyed to the Trust Depositor pursuant to this Agreement is
$              as of the Subsequent Cutoff Date, and (ii) the conditions set
 -------------
forth in Section 2.04 of the Loan Sale Agreement have been satisfied as of the
         ------------
Subsequent Transfer Date.

     Section 5. Ratification of Agreement.
                -------------------------

     As supplemented by this Agreement, the Loan Sale Agreement is in all respects ratified and confirmed and, as so supplemented by this Agreement, shall be read, taken and construed as one and the same instrument.

     Section 6. Counterparts.
                ------------

     This Agreement may be executed by facsimile signatures and in one or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

     Section 7. Governing Law.
                --------------

     This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                                   * * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                   MCG FINANCE III, LLC


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   MCG CAPITAL CORPORATION


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                                                       Exhibit K
                                                                       ---------
                                                                     to Sale and
                                                                     -----------
                                                             Servicing Agreement
                                                             -------------------

                          CREDIT AND COLLECTION POLICY

                                 (SEE ATTACHED)

                                                                     Exhibit L-1
                                                                     -----------
                                                                     to Sale and
                                                                     -----------
                                                             Servicing Agreement
                                                             -------------------

                          FORM OF INITIAL CERTIFICATION

                                                                          [date]

[Seller]

[Servicer]

Re:   Sale and Servicing Agreement - MCG Commercial Loan Trust 2001-1
      ---------------------------------------------------------------

Ladies and Gentlemen:

     In accordance with Section 2.08 of the above-captioned Sale and Servicing
                        ------------
Agreement (such agreement as amended, modified, waived, supplemented or restated from time to time, the "Agreement"), the undersigned, as the Indenture Trustee,
                        ---------
hereby certifies that, except as noted on the attachment hereto, if any (the "Loan Exception Report"), it has received each of the documents required to be
 ---------------------
delivered to it pursuant to Section 2.08 of the Agreement with respect to each
                            ------------
Loan listed in the List of Loans and the documents contained therein appear to bear original signatures. Capitalized but undefined terms have the meanings set forth in the Agreement.

     The Indenture Trustee has made no independent examination of any such documents beyond the review specifically required in the above-referenced Agreement.

     The Indenture Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Loans identified on the List of Loans, or (ii) the collectibility, insurability, effectiveness or suitability of any such Loan.

                                          WELLS FARGO BANK MINNESOTA,
                                          NATIONAL ASSOCIATION, as the Indenture
                                          Trustee


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                     L-I-1

                                                                     Exhibit L-2
                                                                     -----------
                                                                     to Sale and
                                                                     -----------
                                                             Servicing Agreement
                                                             -------------------

                           FORM OF FINAL CERTIFICATION

                                                                          [date]

[Seller]

[Servicer]

Re:   Sale and Servicing Agreement - MCG Commercial Loan Trust 2001-1
      ---------------------------------------------------------------

Ladies Gentlemen:

     In accordance with Section 2.08 of the above-captioned Sale and Servicing
                        ------------
Agreement (such agreement as amended, modified, waived, supplemented or restated from time to time, the "Agreement"), the undersigned, as the Indenture Trustee,
                        ---------
hereby certifies that, except as noted on the attachment hereto, as to each Loan listed in the List of Loans (other than any Loan paid in full or listed on the attachment hereto) it has reviewed the documents delivered to it pursuant to
Section 2.08 of the Agreement and has determined that (i) all such documents are
------------
in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Loan and (iii) based on its examination, and only as to the foregoing documents, the information set forth in the List of Loans respecting such Loan is correct. The Indenture Trustee has made no independent examination or inquiry of such documents beyond the review specifically required in the Agreement.

     The Indenture Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Loans identified on the List of Loans, (ii) the collectibility, insurability, effectiveness or suitability of any such Loan, or (iii) the compliance by such documents with statutory or regulatory guidelines.

                                          WELLS FARGO BANK MINNESOTA,
                                          NATIONAL ASSOCIATION, as the Indenture
                                          Trustee


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                      L-2-1

                                                                       Exhibit M
                                                                       ---------
                                                                     to Sale and
                                                                     -----------
                                                             Servicing Agreement
                                                             -------------------

                        REQUEST FOR RELEASE OF DOCUMENTS

To:   Wells Fargo Bank Minnesota, National Association, as the Indenture Trustee

Re:   Sale and Servicing Agreement - MCG Commercial Loan Trust 2001-1
      ---------------------------------------------------------------

     In connection with the administration of the pool of Loans held by you, we request the release, and acknowledge receipt, of the (Indenture Trustee's Document File/[specify document]) for the Loan described below, for the reason indicated.

Obligor's Name, Address & Zip Code:
----------------------------------

Loan Number:
-----------

Reason for Requesting Documents (check one)
-------------------------------

          1.   Loan paid in full
---------      (Servicer hereby certifies that all amounts received in
               connection therewith have been credited to the Principal and Interest Account.)

          2.   Loan liquidated
---------      (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Principal and Interest Account.)

          3.   Loan in foreclosure
---------
          4.   Loan repurchased pursuant to Section 11.01 of the Sale and
---------                                   -------------
               Servicing Agreement.

          5.   Loan repurchased or substituted pursuant to Article II or III of
---------                                                  ----------    ---
               the Sale and Servicing Agreement (Servicer hereby certifies that the repurchase price to the extent required has been credited to the Principal and Interest Account and/or remitted to the Indenture Trustee for deposit into the Note Distribution Account pursuant to the Sale and Servicing Agreement.)

          6.   Collateral being released pursuant to subsection 5.02(e) of the
---------                                            -----------------
               Sale and Servicing Agreement.

          7.   Loan Collateral or associated loan document being substituted,
---------      released, revised or subordinated.

     If box 1, 2 or 4 above is checked, and if all or part of the Indenture Trustee's document file was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Loan.

     If box 3, 5, 6 or 7 above is checked, upon our return of all of the above documents (or the appropriate substitutes therefor, if applicable) to you, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                        MCG CAPITAL CORPORATION, as the Servicer

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Date:
                                             -----------------------------------

Documents returned to Indenture Trustee:

         Wells Fargo Bank Minnesota, National Association
         ------------------------------------------------
         Indenture Trustee


By:
     -----------------------------------------
Date:
     ---------------------------------------

cc:   Janet C. Perlowski (via facsimile) (804) 272-3694

      Scott Williams (via facsimile) (704) 383-4012

                                                                      Appendix A
                                                                      ----------
                                                                     to Sale and
                                                                     -----------
                                                             Servicing Agreement
                                                             -------------------

                         MATERIAL MORTGAGE LOAN CRITERIA
                         -------------------------------

     With respect to each Loan that is a Material Mortgage Loan, on and as of the related Transfer Date, a Loan as to which each of the following is true:

          (i) with respect to each such Loan that is a Material Mortgage Loan, the related Mortgage is a valid and subsisting first priority lien of record on the Mortgaged Property subject in all cases to such exceptions that are generally acceptable to lending institutions in connection with their regular commercial lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

          (ii) with respect to each such Loan that is a Material Mortgage Loan, there is no delinquent tax or assessment lien on any Mortgaged Property which is the primary Collateral for such Material Mortgage Loan, and each such Mortgaged Property is free of material damage and is in good repair;

          (iii) the improvements upon each Mortgaged Property related to a Material Mortgage Loan are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in this Agreement;

          (iv) if a Mortgaged Property related to a Material Mortgage Loan is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in this Agreement;

          (v) each original Mortgage related to a Material Mortgage Loan was recorded, and all subsequent assignments of such original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the Lien thereof as against creditors of the related Obligor (or are in the process of being recorded);

          (vi) there are no material defaults in complying with the terms of any applicable Mortgage related to a Material Mortgage Loan, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an

                                  Appendix A-1
     escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable;

          (vii) there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property related to a Material Mortgage Loan, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to materially adversely affect the value of such Mortgaged Property as security for the Material Mortgage Loan or the use for which the premises were intended;

          (viii) at the time of origination of a Material Mortgage Loan, the related Mortgaged Property was free of contamination from toxic substances or hazardous wastes requiring action under applicable laws or is subject to ongoing environmental rehabilitation approved by the Servicer, and, as of the related Transfer Date, the Trust Depositor has no knowledge of any such contamination from toxic substances or hazardous waste material on any such Mortgaged Property unless such items are below action levels;

          (ix) with respect to each Material Mortgage Loan, for each related Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Noteholders and/or the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Obligor; and

          (x) with respect to each Material Mortgage Loan, any related Mortgage contains customary and enforceable provisions, which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
     (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Obligor which would materially interfere with the right to sell the Mortgaged Property related to a Material Mortgage Loan at a trustee's sale or the right to foreclose the Mortgage.

                                  Appendix A-2